As filed with the Securities and Exchange Commission on March 9, 2005

File No. 333-121358

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

(Check appropriate box or boxes)

Pre-Effective Amendment No. 1 ☒

Post-Effective Amendment No. __ ☐

MCG CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

1100 Wilson Boulevard, Suite 3000

Arlington, VA 22209

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (703) 247-7500

Bryan J. Mitchell

Chief Executive Officer

MCG Capital Corporation

1100 Wilson Boulevard

Suite 3000

Arlington, VA 22209

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm

Cynthia M. Krus

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(2)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(2)
Common Stock, $0.01 par value per share	5,000,000	$16.54	$82,700,000	$9,734

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the Registrant’s common stock on the Nasdaq National Market on March 7, 2005.

(2)	An additional registration fee of $9,734 is being paid in connection with this filing, based on an increase in the maximum aggregate offering price of $82,700,000 resulting from the increase in the number of shares of common stock registered and the increase in the proposed maximum offering price per share. A registration fee of $48,257 was previously paid in connection with the initial filing of this Registration Statement. The amount of the initial registration fee was calculated pursuant to Rule 457(c) based on the registration of 25,000,000 shares of common at a proposed maximum offering price per share of $16.40.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS (Subject to Completion)

Issued                  , 2005

30,000,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 24,630,219 shares of our common stock in one or more offerings.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 5,369,781 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of an offering by us, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists mostly of companies in the communications, information services, media, technology, software and business services industry sectors. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC”. On March 7, 2005, the last reported sales price on the Nasdaq National Market for our common stock was $16.49 per share.

See “Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us. The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains other information about us.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2005

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 24,630,219 shares of our common stock on terms to be determined at the time of the offering. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 5,369,781 shares of our common stock. This prospectus provides you with a general description of the shares of our common stock that we or a selling stockholder may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “MCG Capital”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned subsidiaries and our affiliated securitization trusts unless the context otherwise requires.

Business (Page 45)

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists mostly of companies in the communications, information services, media, technology, software and business services industry sectors. We acquire new customers through two primary channels: directly through owner operators and through supporting private equity in leveraged buyouts, recapitalizations and growth initiatives. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $20 million to $200 million in annual revenues that operate in our target industry sectors. As of December 31, 2004, we had outstanding commercial loans of approximately $760.4 million, and equity investments of approximately $119.9 million. As of December 31, 2004, our geographically diverse customer base consisted of 97 companies with headquarters in 25 states and Washington, D.C. As a financier of growth companies, many of our transactions are with existing customers as they execute multi-year growth strategies. Through December 31, 2004, approximately 58% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 31% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us manage risk and maximize our return on investment.

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have offices in Richmond, Virginia and Monterey, California. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Plan of Distribution (Page 106)

We may offer, from time to time, up to 24,630,219 shares of our common stock, on terms to be determined at the time of the offering.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 5,369,781 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

In the case of an offering by us, the offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling stockholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 16)

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily small- and medium-sized private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any proceeds from the sale of our common stock by any selling stockholder.

Distributions (Page 17)

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains.

Dividend Reinvestment Plan (Page 92)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 8)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”.

•	We have a limited operating history as a business development company and as a regulated investment company.

•	Because there is generally no established market for which to value our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We generally lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk.

•	If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•	We also may borrow funds to make these loans and investments to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

Certain Anti-Takeover Measures (Page 101)

MCG Capital’s certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us, the selling stockholders and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission without charge, at the Securities and Exchange Commission’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	—%
Dividend Reinvestment Plan Fees(b)	None
Annual Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	7.49%
Interest Expense(f)	2.10%

Total Annual Expenses(g)	9.59%

(a)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses”. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the year ended December 31, 2004 was $501.0 million.
(d)	“Operating Expenses” represent our operating expenses for the year ended December 31, 2004, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our interest expense for the year ended December 31, 2004. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources”.
(g)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 5.56% of consolidated total assets.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$94	$268	$427	$765

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. As discussed in Note A to the consolidated financial statements, we completed an initial public offering and a concurrent private offering of our common stock on December 4, 2001. The results of operations for 2001 are divided into two periods, the “Post-IPO as a Business Development Company” period and “Pre-IPO prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods ending before December 1, 2001 are not comparable to the period commencing on December 1, 2001 and are not expected to be representative of our financial results in the future. On January 1, 2001, we adopted the provisions of Financial Accounting Standards Board Statements (“SFAS”) No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities”. As a result of the changes, the financial results for periods ending before January 1, 2001 are not comparable to the period commencing on January 1, 2001 and are not expected to be representative of our financial results in the future. The selected financial data excluding the number of portfolio companies and number of employees data for each of the periods noted below, have been derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. See “Experts”. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 19 and “Senior Securities” on page 42.

	Post-IPO as a Business Development Company				Pre-IPO prior to becoming a Business Development Company(a)
	Year Ended December 31,			One Month Ended December 31, 2001	Eleven Months Ended November 30, 2001		Year Ended December 31, 2000
(dollars in thousands except per share and other data)	2004	2003	2002
Income Statement Data:
Operating income	$93,117	$80,690	$76,933	$6,012	$65,789		$63,750
Net operating income (loss) before investment gains and losses(b)	45,090	47,595	44,751	(1,608)	28,471		27,063
Income (loss) before cumulative effect of accounting changes	47,647	41,975	3,215	(2,270)	8,779		14,071
Net income (loss)	47,647	41,975	3,215	(6,742)	10,556		14,071

Per Common Share Data:

Earnings (loss) per common share—basic(c)	1.16	1.28	0.11	(0.25)	0.83		1.35
Earnings (loss) per common share—diluted(c)	1.15	1.28	0.11	(0.25)	0.83		1.35
Income (loss) before cumulative effect of accounting changes per common share—basic	1.16	1.28	0.11	(0.08)	0.69		1.35
Income (loss) before cumulative effect of accounting changes per common share—diluted	1.15	1.28	0.11	(0.08)	0.69		1.35
Net operating income (loss) before investment gains and losses per common share basic and diluted(b)	1.09	1.45	1.57	(0.06)	2.23		2.59
Net asset value per common share(d)	12.22	11.98	11.56	12.46	13.31		12.54
Cash dividends declared per common share	1.68	1.65	1.76	0.86	—		—

Selected Period-End Balances:
Total investment portfolio	$867,871	$682,526	$676,092	$605,069	(a	)	$490,892
Total assets	1,053,511	790,915	744,993	673,066	(a	)	526,493
Borrowings	467,400	304,131	363,838	287,808	(a	)	356,833

Other data (at period-end):
Number of portfolio companies	97	81	79	74	(a	)	70
Number of employees	112	53	56	57	57		46

(a)	Certain information in the “Pre-IPO prior to becoming a Business Development Company” periods is not meaningful for comparative purposes.
(b)	Represents net operating income before investment gains and losses, and provision for loan losses for periods ending prior to December 1, 2001.
(c)	See Note J to our Consolidated Financial Statements.
(d)	Based on common shares outstanding at period-end.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the twelve quarters ended with the quarter ended December 31, 2004. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2004				2003
(in thousands, except per share amounts)	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$23,291	$24,837	$22,784	$22,205	$22,611	$19,904	$19,636	$18,539
Net operating income (loss) before investment gains and losses	8,879	13,896	12,474	9,841	13,225	11,740	11,684	10,946
Net income	19,104	8,803	17,643	2,097	14,176	9,913	8,989	8,897
Net operating income (loss) before investment gains and losses per common share—basic and diluted	$0.20	$0.33	$0.31	$0.26	$0.35	$0.36	$0.39	$0.36
Earnings (loss) per common share—basic and diluted	$0.43	$0.21	$0.44	$0.06	$0.38	$0.30	$0.30	$0.30

	2002
(in thousands, except per share amounts)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Operating income	$20,308	$20,138	$19,433	$17,054
Net operating income (loss) before investment gains and losses	11,693	11,653	11,450	9,955
Net income (loss)	(6,471)	(3,461)	9,426	3,721
Net operating income (loss) before investment gains and losses per common share—basic and diluted	$0.39	$0.39	$0.42	$0.37
Earnings (loss) per common share—basic and diluted	$(0.22)	$(0.12)	$0.34	$0.14

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

We have a limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.

Prior to our initial public offering in December 2001, we had not operated as a business development company under the Investment Company Act of 1940 or as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. In addition, prior to our initial public offering, our management had no prior experience managing a business development company or regulated investment company. We cannot assure you that we will be able to operate successfully as a business development company and a regulated investment company.

Because there is generally no established market for which to value our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the loans and equity securities of the companies in which we invest, our board will determine because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investment and the differences could be material.

We make loans to and invest in primarily small- and medium-sized privately owned companies, which may default on their loans, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of loans to and securities issued by small- and medium-sized privately owned businesses. Compared to larger publicly owned firms, these companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, they also depend for their success on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources. These conditions may also make it difficult for us to obtain repayment of our loans.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industry sectors in which our portfolio is currently concentrated experience adverse economic or business conditions, our operating results may be negatively impacted.

Currently our customer base is primarily in the communications, information services, media, technology, software and business services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property. These customers can experience adverse business conditions or risks related to their industries.

Accordingly, if our customers suffer (as some customers currently are) due to these adverse business conditions or risks or due to economic slowdowns or downturns in these industry sectors, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted. Furthermore, if demand for financing by existing and new customers in these industries declines, we may not be able to increase our lending and investment volume and our operating results will be adversely affected.

Our financial results could be negatively affected if Bridgecom Holdings, Inc. fails to perform as expected.

At December 31, 2004, our largest portfolio investment was Bridgecom Holdings, Inc. (“Bridgecom”), which totaled $65.1 million at value, or 7.4% of the fair value of our investments. In connection with the merger between Bridgecom and Broadview Networks, Inc., which closed during January 2005, we acquired preferred securities of the combined entity, which entitles us to a preferred claim of approximately $90 million, plus dividends, which will accumulate at an annual rate of 12% on our preferred claim. We expect to recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance of the combined entity. Our financial results could be negatively affected if this portfolio company fails to perform as expected.

Economic downturns or recessions could impair our customers’ ability to repay our loans, harm our operating results and reduce our volume of new loans.

Many of our customers may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and a decrease in net income. Unfavorable economic conditions could also lead to a decrease in revenues and assets.

An economic downturn could disproportionately impact the industry sectors in which we concentrate causing us to be more vulnerable to losses in our portfolio and experience diminished demand for capital in these industry sectors and, consequently, our operating results may be negatively impacted.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and harm our operating results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a regulated investment company and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains. We expect to elect to make deemed distributions to our stockholders of the retained net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our securitization facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of December 31, 2004, we had $467.4 million of outstanding borrowings under our debt facilities. As a result, our current financial structure has a high proportion of debt and our debt service is substantial. As of December 31, 2004, the weighted average annual interest rate on all of our outstanding borrowings was 2.80%. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2004 total assets of at least 1.24%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and we do not hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $160.9 million as of December 31, 2004.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under Subchapter M of the Internal Revenue Code.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At December 31, 2004, this ratio was approximately 223%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-21.37%	-11.87%	-2.36%	7.14%	16.65%

(a)	Assumes $1,053.5 million in total assets, $467.4 million in debt outstanding, $554.2 million in stockholders’ equity and an average cost of funds of 2.80%, which was our weighted average borrowing cost at December 31, 2004.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Senior Secured Credit Facility is scheduled to expire on September 30, 2005 and our $150.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 7, 2007. Further, our $150.0 million warehouse financing facility is subject to annual renewal by the lender. See “Description of Securities—Debt Securities.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.” Also, restrictions and provisions in our debt facilities limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain regulated investment company tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a regulated investment company if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

Our future success depends to a significant extent on the continued services of Bryan J. Mitchell, our Chief Executive Officer, Steven F. Tunney, our President and Chief Operating Officer, B. Hagen Saville, one of our

Executive Vice Presidents, and Robert J. Merrick, our Chief Credit Officer, as well as other key personnel. The loss of any of these key employees would likely have a significant detrimental effect on our business. In addition, if any two of Mr. Mitchell, Mr. Saville, Mr. Tunney or Mr. Merrick cease to be actively involved in our management, the lender under one of our warehouse financing facilities could, absent a waiver or cure, replace us as the servicer of the loans and declare a default. In addition, if any two of Mr. Mitchell, Mr. Tunney or Mr. Saville cease to be an executive officer of MCG actively involved in the management of MCG, the lender of our Senior Secured Credit Facility could, absent a waiver or cure, declare a default.

Fluctuations in interest rates could adversely affect our income.

A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 84% of the loans in our portfolio, based on amounts outstanding at cost as of December 31, 2004, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. From October 1, 2003 to December 31, 2004, three-month LIBOR has increased from 1.15% to 2.56%.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria. The SEC has recently issued proposed rules to include any company that does not have a class of securities listed on a national securities exchange or association in the definition of “eligible portfolio company.”

Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by final legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or that otherwise qualifies as an “eligible portfolio company” under the 1940 Act.

Risks Related to the Offering of our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering. We will not receive any proceeds from an offering by the selling stockholders.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business. For information about a current securities class action lawsuit filed against us, see “Business—Legal Proceedings.”

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•	economic downturns or recessions may disproportionately impact the industry sectors in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in these industry sectors,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results,

•	the risks associated with the possible disruption in our operations due to terrorism and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, except as required by law, even if new information becomes available or other events occur in the future.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily small- and medium-sized private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any of the proceeds from the sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq National Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq National Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low

Fiscal 2003
First quarter	$11.49	$11.85	$9.09	103	79	$0.40
Second quarter	11.42	15.99	9.95	140	87	0.41
Third quarter	11.99	17.10	15.30	143	128	0.42
Fourth quarter	11.98	20.50	16.14	171	135	0.42
Fiscal 2004
First quarter	11.76	21.29	18.05	181	153	0.42
Second quarter	12.09	20.58	15.00	170	124	0.42
Third quarter	12.18	18.12	15.10	149	124	0.42
Fourth quarter	12.22	18.10	15.73	148	129	0.42
Fiscal 2005
First quarter (through March 7, 2005)	*	17.57	16.24	*	*	0.42

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on March 7, 2005 was $16.49 per share. As of March 8, 2005, we had 122 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make quarterly distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our board of directors. We intend to distribute to our stockholders all of our income, except for certain net capital gains. We intend to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount
February 23, 2005	March 14, 2005	April 28, 2005	$0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42
December 16, 2003	December 31, 2003	January 29, 2004	0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$6.37

Prior to becoming a business development company, we did not make distributions to our stockholders, but instead retained all of our income. The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company. Dividends are paid on all shares including restricted stock.

Through December 31, 2004, we have made distributions in excess of our earnings of approximately $56.8 million. In addition, through December 31, 2004, we have net unrealized depreciation on our investments of $18.4 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time our ability to make distributions will be limited by asset coverage requirements under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company.” Covenants and provisions in our credit facilities currently limit the ability of our subsidiaries relating to our securitization trusts and our securitization trusts to make distributions to MCG Capital, which could affect our ability to make distributions to our stockholders and to maintain our status as a regulated investment company.

A return of capital for federal income tax purposes, which we call a tax return of capital, of $0.53 per share and $0.25 per share occurred with respect to the fiscal years ended December 31, 2004 and 2003, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to our stockholders.

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the “Selected Consolidated Financial and Other Data” and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused financial services company providing financing and advisory services to a variety of small and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media, technology, software and business services industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. On December 4, 2001, we completed an initial public offering and became an internally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. MCG Capital Corporation elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability.

Portfolio Composition and Asset Quality

Our primary business is lending to and investing in growth oriented private businesses, through investments in senior debt, subordinated debt and equity-based investments, including warrants and equity appreciation rights.

The total portfolio value of our investments was $880.4 million, $698.9 million and $688.9 million at December 31, 2004, 2003 and 2002, respectively (exclusive of unearned income). The increase in investments during 2004 and 2003 was primarily due to newly originated debt and equity investments. During 2004 we made investments in 36 new portfolio companies, totaling $259.0 million and several follow on investments in existing customers representing $96.9 million. During 2003, a higher proportion of our new origination activity was in the form of equity securities, which included new investments of $44.1 million to control companies. The increase in investments during 2002 was primarily attributable to originated debt securities, including $55.5 million of subordinated debt to four companies.

From time to time we experience early pay-offs of some of our investments. The frequency or volume of these early pay-offs may fluctuate significantly from period to period. Early pay-offs and sales of securities in 2004 totaled $121.2 million and were due primarily to pay-offs of $82.6 million from five portfolio companies in the newspaper industry, $20.5 million from three portfolio companies in the technology industry and $9.0 million from three portfolio companies in the telecommunications industry. Early pay-offs and sales of securities in 2003 totaled $108.1 million and were primarily due to pay-offs of $42.5 million from six companies in the publishing industry and $46.5 million from four companies in the broadcasting industry. See Note A to our consolidated financial statements for further discussion of investment valuations.

Total portfolio investment activity exclusive of unearned income as of and for the years ended December 31, 2004, 2003 and 2002 was as follows:

(dollars in millions)	December 31, 2004	December 31, 2003	December 31, 2002
Beginning Portfolio	$698.9	$688.9	$617.2
Originations/Draws/Advances on Loans	350.6	115.3	185.0
Originations/Warrants Received on Equity(a)	30.2	77.5	12.8
Gross Payments/Reductions(a)	(80.8)	(69.1)	(52.4)
Early Pay-offs/Sales of Securities	(121.2)	(108.1)	(32.2)
Realized Gains on Investments	7.3	4.7	—
Realized Losses on Investments	(15.5)	(24.3)	(9.6)
Unrealized Appreciation in Investments	45.4	35.1	13.2
Unrealized Depreciation in Investments	(34.5)	(21.1)	(45.1)

Ending Portfolio	$880.4	$698.9	$688.9

(a)	Included in these amounts is the conversion of $6.6 million, $21.4 million and $5.4 million of debt to equity in connection with certain restructurings for the years ended December 31, 2004, 2003 and 2002, respectively.

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2004, 2003 and 2002 (excluding unearned income):

	December 31, 2004		December 31, 2003		December 31, 2002
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$619.8	70.4%	$502.2	71.9%	$602.1	87.4%
Subordinated Debt	140.7	16.0	103.4	14.7	66.7	9.7
Equity	106.1	12.1	73.4	10.5	13.2	1.9
Warrants to Acquire Equity	13.4	1.5	19.6	2.8	6.6	1.0
Equity Appreciation Rights	0.4	0.0	0.3	0.1	0.3	0.0

Total	$880.4	100.0%	$698.9	100.0%	$688.9	100.0%

Set forth below is a table showing the composition of MCG’s portfolio by industry sector at fair value at December 31, 2004 and 2003 (excluding unearned income):

	December 31, 2004		December 31, 2003
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$169.9	19.3%	$251.1	35.9%
Publishing	84.1	9.6	84.4	12.1
Broadcasting	84.4	9.6	44.5	6.4
Other Media	31.8	3.6	—	—
Telecommunications	191.4	21.7	192.9	27.5
Information Services	96.0	10.9	65.5	9.4
Technology(a)	63.5	7.2	39.0	5.6
Other Diversified Sectors(b)	159.3	18.1	21.5	3.1

Total	$880.4	100.0%	$698.9	100.0%

(a)	Includes software and business services industry sectors.
(b)	No individual sector within this category exceeds 3% of the total portfolio.

Set forth below is a table showing our investment originations in new portfolio companies by industry for the years ended December 31, 2004, 2003 and 2002. This table does not include follow-on investments in existing portfolio companies:

	Year Ended December 31,
	2004		2003		2002
(dollars in millions)	Investments at Fair Value	Percentage of Total	Investments at Fair Value	Percentage of Total	Investments at Fair Value	Percentage of Total
Media
Newspaper	$23.2	8.1%	$45.0	36.6%	$47.6	31.4%
Publishing	5.5	1.9	13.7	11.1	31.8	21.0
Broadcasting	34.3	11.9	8.8	7.2	42.6	28.1
Other	31.5	11.0	—	—	—	—
Telecommunications	2.9	1.0	35.3	28.8	3.6	2.3
Information Services	6.0	2.1	—	—	12.0	7.9
Technology(a)	41.2	14.3	—	—	14.1	9.3
Other Diversified Sectors
Specialty Realty	23.0	8.0	—	—	—	—
Healthcare	22.0	7.6	5.0	4.1	—	—
Leisure Activities	15.6	5.4	—	—	—	—
Home Furnishings	11.0	3.8	—	—	—	—
Commercial Service	10.0	3.5	—	—	—	—
Equipment Leasing	—	—	10.0	8.1	—	—
Food Products	—	—	5.0	4.1	—	—
Other(b)	61.6	21.4	—	—	—	—

	$287.8	100.0%	$122.8	100.0%	$151.7	100.0%

(a)	Includes software and business services industry sectors.
(b)	No individual sector within this category exceeds 3% of investment origination.

Asset Quality

Asset quality is generally a function of economic conditions, our underwriting and ongoing management of our investment portfolio. As a business development company, our loans and equity investments are carried at market value or, in the absence of market value, at fair value as determined by our board of directors in good faith on a quarterly basis. As of December 31, 2004, 2003 and 2002, net unrealized depreciation on investments totaled $18.4 million, $29.2 million and $43.1 million, respectively. For additional information on the decrease in unrealized depreciation on investments, see the section entitled “Net Investment Gains (Losses).”

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2004 and 2003:

(dollars in millions)	December 31, 2004			December 31, 2003
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$301.5	(a)	34.2%	$234.5	(a)	33.5%
2	375.8		42.7	255.4		36.5
3	142.3		16.2	161.9		23.2
4	59.4		6.7	38.8		5.6
5	1.4		0.2	8.3		1.2

Total	$880.4		100.0%	$698.9		100.0%

(a)	Of this amount, $15.7 million at December 31, 2004 and $7.6 million at December 31, 2003 relates to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments are still outstanding, all of the related equity instruments have already been sold at a gain and, therefore, we do not expect any further realized gain.

We monitor loan concentrations in our portfolio, both on an individual investment basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. The increase in investments with a 2 rating is primarily due to origination activity during 2004. At December 31, 2004, of the investments with a 5 rating, $0.7 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $54.6 million were loans, of which $13.9 million were on non-accrual. At December 31, 2003, of the investments with a 5 rating, $2.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $32.3 million were loans, of which $12.0 million were on non-accrual. The increase in investments with a 4 rating during 2004 is primarily due to the downgrade of one investment in the technology sector.

We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure and corporate governance rights, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

At December 31, 2004 and 2003, there were $2.0 million and $4.2 million, respectively, of loans, or approximately 0.2% and 0.6%, respectively, of the investment portfolio, greater than 60 days past due. At December 31, 2004, $16.0 million of loans, including all of the loans greater than 60 days past due, were on non-accrual status, representing 1.8% of the investment portfolio. At December 31, 2003, $14.6 million of loans, including $0.1 million of the loans greater than 60 days past due, were on non-accrual status representing 2.1% of the investment portfolio. The non-accrual and past due loans at December 31, 2004 and 2003 primarily represented borrowers in the publishing, telecommunications and paging businesses. We believe this situation has arisen because portions of the trade publishing industry which are dependent on financial, technology or telecommunications advertising, experienced sluggish advertising revenue. In addition, we believe certain companies in the telecommunications industry have suffered from competitive pressure from low cost and prepaid cellular calling plans.

At December 31, 2004, of the $126.2 million of loans to our majority owned portfolio companies, $14.0 million were on non-accrual status. At December 31, 2003, of the $83.1 million of loans to our majority owned portfolio companies, $10.5 million were on non-accrual status. At December 31, 2004, of the $38.7 million of loans to our controlled non-majority owned portfolio companies, none were on non-accrual status. At December 31, 2003, of the $18.6 million of loans to our controlled non-majority owned portfolio companies, $3.9 million were on non-accrual status. At December 31, 2004, of the $49.6 million of loans to other affiliates, none were on non-accrual status. As of December 31, 2003, of the $45.6 million of loans to other affiliates, $0.2 million were on non-accrual status.

When principal and interest on a loan is not paid within the applicable grace period, we will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and if we have not already, we will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and will begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive additional compensation from the customer in connection with a restructuring. During the process of monitoring a loan that is out of compliance, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may determine to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

Comparison of the Years Ended December 31, 2004, 2003 and 2002

The following table shows our selected operating data for the years ended December 31, 2004, 2003 and 2002.

	Year Ended December 31,
(dollars in thousands)	2004	2003	2002
Operating income
Interest and dividend income	$77,851	$71,749	$72,399
Advisory fees and other income	15,266	8,941	4,534

Total operating income	93,117	80,690	76,933
Operating expenses
Interest expense	10,509	10,053	11,157
Employee compensation:
Salaries and benefits	15,693	9,210	8,082
Long-term incentive compensation(a)	11,683	6,347	6,627

Total employee compensation	27,376	15,557	14,709
General and administrative expense	10,142	7,485	6,316

Total operating expenses	48,027	33,095	32,182

Net operating income	$45,090	$47,595	$44,751

Operating Income

Operating income includes interest income on commercial loans, dividend income, advisory fees and other income. Interest income is comprised of commercial loan interest at contractual rates and upfront fees that are amortized into income over the life of the loan. Most of our loans contain lending features that adjust the rate margin based on the financial and operating performance of the borrower, which generally occurs quarterly.

The change in operating income from 2003 to 2004 and 2002 to 2003 is attributable to the following items:

(dollars in millions)	2004 vs. 2003	2003 vs. 2002
Change due to:
Asset growth (decline)(a)	$4.3	$(5.1)
Change in LIBOR(a)	2.4	(3.9)
Change in spread(a)	(7.2)	8.2
Net increase in loan fee and dividend income	6.6	0.2
Increase in advisory fees and other income	6.3	4.4

Total change in operating income	$12.4	$3.8

(a)	The change in interest income due to the change in LIBOR, the change in spread and asset growth has been allocated in proportion to the relationship of the absolute dollar amount of the change in each.

Total operating income for the year ended December 31, 2004 was $93.1 million, an increase of $12.4 million or 15% compared to the year ended December 31, 2003. Total operating income is primarily comprised of interest and dividend income on investments. Interest and dividend income for 2004 was $77.9 million, an increase of $6.1 million or 9% as compared to 2003. An increase in dividend income was partially offset by a decrease in interest income on loans. The increase in dividend income was primarily related to dividends on preferred stock of one of our control investments, Bridgecom Holdings, Inc. During the year ended December 31, 2004, our Bridgecom investment accounted for approximately 13% of our total operating income. We currently expect that our Bridgecom investment will continue to comprise a significant component of our operating income; however, our ability to recognize this income will be dependent upon the performance of Bridgecom. The decrease in interest income on loans was due to a lower average spread to LIBOR on the loan portfolio partially offset by asset growth and an increase in LIBOR. The lower spread to LIBOR is partly due to a change in investment mix, which includes an increase in the proportion of our investment portfolio that is in diversified sectors. These investments generally bear lower risk and yield lower interest rates, which accounted for approximately $3.6 million of the change in spread. We have originated these investments to enhance our diversification, to reduce overall portfolio risk and to achieve better execution on our debt financing. Further, because LIBOR increased during the year ended December 31, 2004, the spread to LIBOR on fixed rate loans and loans with LIBOR floors decreased. This accounted for approximately $0.8 million of the change in spread. The remainder is primarily due to the timing of contractual interest rate resets in a rising interest rate environment. At December 31, 2004, the rate spread to LIBOR of our accruing loans and yielding equity investments was 9.2%. Advisory fees and other income increased $6.3 million from the year ended December 31, 2003 to the year ended December 31, 2004 due to an increase in advisory services provided to new and existing customers compared to the prior year, research revenues from Kagan Research, LLC and management fees from one of our control investments, Bridgecom Holdings, Inc.

Total operating income for the year ended December 31, 2003 increased $3.8 million, or 4.9%, to $80.7 million from $76.9 million for the year ended December 31, 2002. Loan interest decreased by $0.8 million for the year ended December 31, 2003 as compared to the year ended December 31, 2002. Average three month LIBOR decreased 58 basis points over these periods from 1.80% to 1.22%, decreasing income by $3.9 million. Average commercial loans decreased 7.6% for the year ended December 31, 2003 when compared to the year ended December 31, 2002, contributing a $5.1 million decrease in income. The coupon spread increased 125 basis points in the year ended December 31, 2003, resulting in a $8.2 million increase in income. LIBOR floors, which are included in approximately 53% of our loans, have had the effect of increasing our spread because such floors have generally been above current LIBOR rates. Loan fees and dividend income increased $0.2 million for the year ended December 31, 2003 to the same period in 2002. Advisory fees and other income increased $4.4 million as compared to 2002 due to an increase in business activity in 2003 and due to fees received in conjunction with credit facility waivers. Advisory fees and other income from non-affiliate investments was $4.5 million for both 2002 and 2003 while advisory fees and other income from control and other affiliate investments increased from $0.0 million in 2002 to $4.4 million in 2003. The increase in weighted average spreads and advisory fees and other income more than offset the effects of the decrease in LIBOR rates and decline in average commercial loans for the year ended December 31, 2003 to the same period in 2002.

Operating Expenses

Operating expenses are comprised of three components: (1) interest expense, (2) salaries and benefits and general and administrative expenses, and (3) long-term incentive compensation.

The change in operating expense from 2003 to 2004 and 2002 to 2003 is attributable to the following items:

(dollars in millions)	2004 vs. 2003	2003 vs. 2002
Change due to:
Increase (decrease) in borrowings(a)	$0.3	$0.1
Change in LIBOR(a)	1.3	(1.9)
Change in spread(a)	(1.5)	1.4
Debt cost amortization	0.3	(0.7)
Salaries and benefits	6.5	1.1
Long-term incentive compensation	5.3	(0.3)
General and administrative expense	2.7	1.2

Total change in operating expense	$14.9	$0.9

(a)	The change in interest expense due to increase (decrease) in borrowings, change in LIBOR and change in spread has been allocated in proportion to the relationship of the absolute dollar amount of the changes in each.

Total operating expenses for the year ended December 31, 2004 were $48.0 million, an increase of $14.9 million or 45% compared to the year ended December 31, 2003. Interest expense increased by 5% to $10.5 million for the year ended December 31, 2004 compared to $10.1 million for the year ended December 31, 2003. The increase in both periods is primarily attributable to an increase in LIBOR and an increase in average borrowings partially offset by a decrease in the spread to LIBOR.

Salaries and benefits and general and administrative expenses increased 55% from $16.7 million in the year ended December 31, 2003 to $25.8 million in the year ended December 31, 2004. For the year ended December 31, 2004, the increase in salaries and benefits and general and administrative expenses was due primarily to expenses associated with Kagan Research, LLC, which we acquired during the first quarter of 2004 as well as an increase in salaries and benefits due to higher variable annual incentive compensation, additional hires and one time expenses associated with these new employees. Salaries and benefits associated with Kagan Research, LLC amounted to $2.6 million for the year ended December 31, 2004. Variable annual incentive compensation was $1.7 million higher for the year ended December 31, 2004 than for the year ended December 31, 2003. The balance of the increase in salaries and benefits was primarily attributable to increases in salaries and benefits for existing employees and additional hires. The additional hires are part of an ongoing effort to grow our infrastructure in order to support our plans for future growth. General and administrative expense associated with Kagan Research, LLC amounted to $2.5 million for the year ended December 31, 2004.

Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and the treatment of dividends on all shares securing employee loans as compensation. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares of certain of our executive officers. Long-term incentive compensation totaled $11.7 million for the year ended December 31, 2004, compared to $6.3 million for the year ended December 31, 2004, respectively. The increase in long-term incentive compensation is primarily due to the modification made during the first quarter of 2004. The expense associated with the modifications totaled $5.8 million for 2004, of which $4.0 million was expensed in the first quarter.

Total operating expenses for the year ended December 31, 2003 increased $0.9 million, or 2.8%, to $33.1 million from $32.2 million for the year ended December 31, 2002. The increase was primarily due to an increase in salaries and benefits and general and administrative expense partially offset by a decline in interest expense. Average three month LIBOR decreased 58 basis points over these periods from 1.80% to 1.22%, which caused interest expense to decline by $1.9 million. Borrowing costs decreased from $11.2 million for the year ended December 31, 2002 to $10.1 million for the year ended December 31, 2003. Average borrowings increased 1.1%, increasing interest expense by $0.1 million. The increase in spreads caused interest expense to rise by $1.4 million. Salaries and benefits increased $1.1 million primarily due to higher variable annual incentive compensation. General and administrative expenses increased $1.2 million for the year ended December 31, 2003 as compared to the same period in 2002 primarily due to higher expenses related to increased professional fees from servicing and restructuring certain loans as well as an increase in certain general and administrative expenses associated with MCG’s expanded office facilities. Long-term incentive compensation relates to the termination of our stock option plan upon conversion to a business development company in 2001. This expense consists of non-cash amortization of restricted stock awards and the treatment of dividends on all shares of common stock securing employee loans as compensation. Long-term incentive compensation decreased $0.3 million over these periods. Note I to Consolidated Financial Statements.

Net Operating Income Before Investment Gains and Losses

Net operating income before investment gains and losses for the year ended December 31, 2004 totaled $45.1 million, a decrease of 5% compared with $47.6 million for the year ended December 31, 2003 and net operating income before investment gains and losses of $44.8 million for the year ended December 31, 2002. These changes are made up of the items described above.

Net Investment Gains (Losses)

For the years ended December 31, 2004, 2003 and 2002 net investment gains (losses) totaled $2.6 million, ($5.6) million and ($41.5) million, respectively. Net investment gains for the year ended December 31, 2004 included $20.5 million related to one of our portfolio companies, Creatas, L.L.C. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation as summarized in the following tables. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

For 2004, net investment gains related primarily to gains and appreciation in loans and equity investments on our Creatas investment and other investments in the Information Services industry partially offset by losses and depreciation in the Telecommunications, Technology and Publishing industries. Net realized losses on loans totaled $10.7 million and occurred primarily in the telecommunications and technology sectors. We generated a net realized gain totaling $2.5 million through sales of telecommunications, newspaper, information services and technology common stock and warrants. Unrealized appreciation totaled $30.3 million consisting primarily of appreciation in equity investments in the information services sector. Unrealized depreciation totaled $31.0 million and consisted of depreciation on debt and equity investments in the technology, telecommunications security alarm and publishing sectors. The reversal of net unrealized depreciation associated with the realization of gains and losses totaled $11.5 million.

For 2003, net realized losses on loans totaled $23.8 million and occurred primarily in the publishing and communications sectors. These losses were triggered by foreclosures on loan collateral, debt to equity conversions, and the sale of a distressed loan. We generated a net realized gain totaling $4.2 million through sales of communications and technology common stock and warrants. Unrealized appreciation totaled $10.8 million consisting primarily of appreciation in equity investments in the communication sector. Unrealized depreciation totaled $18.7 million and consisted of depreciation on debt and equity investments in the communications and publishing sectors. The reversal of net unrealized depreciation associated with the realization of gains and losses totaled $21.9 million.

For 2002, net investment losses totaled $41.5 million and were comprised of $9.6 million in realized losses and $31.9 million of net unrealized depreciation on investments. More than 80% of the decrease in the value of our investments can be attributed to pressure on the operations of nine portfolio companies. Six of these portfolio companies, that derive substantial advertising revenues from telecommunications, technology and financial services companies, have experienced a disproportionately negative impact from the current advertising recession. The other three portfolio companies have suffered from significant competitive pressure from low cost and prepaid cellular calling plans.

Net Income and Earnings per Share

Net income totaled $47.6 million for the year ended December 31, 2004, compared to $42.0 million for 2003 and $3.2 million for 2002. These changes are made up of the items previously described.

Basic and earnings per share for the year ended December 31, 2004 of $1.16 and diluted earnings per share of $1.15 were lower than the $1.28 basic and diluted earnings per share in the previous year. While net income was higher in 2004 compared to 2003, driven by higher investment gains and losses, an increase in the number of shares outstanding caused the per share amounts to be lower in 2004 than in 2003. Basic and diluted earnings per share for the year ended December 31, 2003 of $1.28 were higher than basic and diluted earnings per share for 2002 of $0.11 due primarily to a decrease in net investment losses.

The following table summarizes our realized gains and losses on investments for the years ended December 31, 2004, 2003 and 2002:

MCG Capital Corporation

Summary of Realized Gains and Losses on Investments

		Year Ended December 31,
Portfolio Company	Sector	2004	2003	2002
Realized gains (losses) on loans
VS&A-PBI Holding LLC	Publishing	$—	$(7,901)	$—
National Systems Integration	Security Alarm	—	(5,812)	—
AMI Telecommunications Corporation	Telecommunications	(2,994)	(5,585)	—
FTI Technologies Holdings, Inc.	Technology	(5,125)	—	—
Rising Tide Holdings, Inc.	Publishing	—	(2,675)	—
THE Journal, LLC	Publishing	—	(959)	—
ClearTel Communications, Inc.	Telecommunications	(669)	—	—
Sabot Publishing, Inc.	Publishing	—	(405)
NBG Radio Network, Inc.	Broadcasting	—	(398)	—
aaiPharma Inc.	Other Diversified	(278)	—	—
Netplexus Corporation	Technology	(1,765)	(48)	—
ValuePage Holdings, Inc.	Telecommunications	—	—	(9,617)
Other		91	—	—

		(10,740)	(23,783)	(9,617)

Realized gains (losses) on equity investments
AMI Telecommunications Corporation	Telecommunications	(3,995)	—	—
Talk America Holdings, Inc.	Telecommunications	—	2,690	—
21st Century Newspapers, Inc.	Newspaper	2,478	—	—
R.R. Bowker LLC	Information Services	2,268	—	—
Bridgecom Holdings, Inc.	Telecommunications	2,158	—	—
SXC Health Solutions, Inc.	Technology	—	1,679	—
Netplexus Corporation	Technology	(766)	—	—
Fawcette Technical Holding	Publishing	—	(519)	—
Dakota Imaging, Inc.	Technology	331	—	—
Eli Research, Inc.	Information Services	—	300	—
Other		16	53	—

		2,490	4,203	—

Realized gains (losses) on investments		$(8,250)	$(19,580)	$(9,617)

The following table summarizes the net change in our unrealized appreciation and depreciation on investments for the years ended December 31, 2004, 2003 and 2002.

MCG Capital Corporation

Summary of Net Change in Unrealized Appreciation and Depreciation on Investments

(dollars in thousands)		Year Ended December 31,
Portfolio Company	Sector	2004	2003	2002
Unrealized appreciation on loans
Corporate Legal Times	Publishing	$1,637	$—	$—
Images.com, Inc.	Information Services	1,466	—	—
Other		1,141	145	—

		4,244	145	—
Unrealized appreciation on equity investments
Talk America Holdings, Inc.	Telecommunications	—	2,608	2,164
Creatas, L.L.C.	Information Services	20,459	1,771	—
Bridgecom Holdings, Inc.	Telecommunications	497	2,014	227
Copperstate Technologies, Inc.	Security Alarm	—	1,504	—
Superior Publishing Corporation	Newspaper	1,104	—	—
NII Communications, Inc.	Telecommunications	925	—	—
Jenzabar, Inc.	Technology	703	—	—
SXC Health Solutions, Inc.	Technology	53	631	—
Metropolitan Telecommunications Holding Company	Telecommunications	1,239	869	511
Other		1,059	1,235	667

		26,039	10,632	3,569

Unrealized appreciation on investments		30,283	10,777	3,569

Unrealized depreciation on loans
VS&A-PBI Holding LLC	Publishing	—	—	(7,901)
National Systems Integration	Security Alarm	—	—	(5,276)
AMI Telecommunications Corporation	Telecommunications	—	(2,863)	(5,143)
FTI Technologies Holdings, Inc.	Technology	(5,125)	—	—
ValuePage Holdings, Inc.	Telecommunications	—	—	(4,984)
Sunshine Media Delaware, LLC	Publishing	(3,678)	—	—
Rising Tide Holdings LLC	Publishing	—	—	(1,235)
National Systems Integration, Inc.	Security Alarm	(910)	—	—
Corporate Legal Times	Publishing	—	(883)	(780)
Netplexus Corporation	Technology	—	(676)	(19)
Telecomm South, LLC	Telecommunications	(1,019)	(643)	(439)
NBG Radio Network, Inc.	Broadcasting	—	—	(574)
NOW Communications, Inc.	Telecommunications	—	(658)	—
Witter Publishing Co. Inc.	Publishing	(602)	—	—
THE Journal, LLC	Publishing	—	(117)	(539)
Images.com, Inc.	Information Services	—	(939)	(527)
Other		(294)	(707)	(145)

		(11,628)	(7,486)	(27,562)
Unrealized depreciation on equity investments
UMAC, Inc.	Publishing	—	—	(10,107)
ClearTel Communications, Inc.	Telecommunications	(4,332)	—	—
Working Mother Media, Inc.	Publishing	(4,012)	(152)	(2,540)
AMI Telecommunications Corporation	Telecommunications	—	(2,695)	(1,100)
Biznessonline.com, Inc.	Telecommunications	—	(2,270)	(379)
Fawcette Technical Holding	Publishing	(718)	(1,960)	(410)
Copperstate Technologies, Inc.	Security Alarm	(1,681)	—	—
Talk America Holdings, Inc.	Telecommunications	(1,302)	—	—
Crystal Media Network, LLC	Broadcasting	(347)	(983)	—
Interactive Business Solutions, Inc.	Security Alarm	(919)	(1,324)	—
ETC Group, LLC	Publishing	(750)	—	—
National Systems Integration	Security Alarm	(3,833)	(576)	—
Other		(1,491)	(1,273)	(3,007)

		(19,385)	(11,233)	(17,543)

Unrealized depreciation on investments		(31,013)	(18,719)	(45,105)

(dollars in thousands)		Year Ended December 31,
Portfolio Company	Sector	2004	2003	2002
Reversal of unrealized (appreciation) depreciation*
ValuePage Holdings, Inc.	Telecommunications	—	—	9,617
VS&A-PBI Holding LLC	Publishing	—	7,901	—
National Systems Integration	Security Alarm	—	5,276	—
AMI Telecommunications Corporation	Telecommunications	6,858	5,143	—
FTI Technologies Holdings, Inc.	Technology	5,125	—	—
Rising Tide Holdings, Inc.	Publishing	—	2,735	—
Netplexus Corporation	Technology	2,413	—	—
Bridgecom Holdings, Inc.	Telecommunications	(2,242)	—	—
THE Journal, LLC	Publishing	—	1,752	—
Talk America Holdings, Inc.	Telecommunications	—	(1,746)	—
RR Bowker	Information Services	(794)	—	—
NOW Communications, Inc.	Telecommunications	658	—	—
SXC Health Solutions, Inc.	Technology	—	(631)	—
NBG Radio Network, Inc.	Broadcasting	—	574	—
Fawcette Technical Holding	Publishing	—	519	—
Other		(481)	379	—

Total reversals of net unrealized depreciation		11,537	21,902	9,617

Net change in unrealized depreciation on investments		$10,807	$13,960	$(31,919)

*	When a gain or loss becomes realized, the prior unrealized appreciation or depreciation is reversed.

Income Taxes

We elected to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002, and will not be subject to taxation of income to the extent such income is distributed to stockholders and we meet certain minimum dividend distribution and other requirements.

A return of capital for federal income tax purposes, which we call a tax return of capital, of $0.53 per share and $0.25 per share occurred with respect to the fiscal years ended December 31, 2004 and 2003, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to our stockholders.

Net Income

MCG recognized net income of $47.6 million for the year ended December 31, 2004 compared with $42.0 million for the year ended December 31, 2003 and net income of $3.2 million for the year ended December 31, 2002. These changes are made up of the items described above.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Cash, Securitization Accounts

At December 31, 2004 and December 31, 2003, we had $82.7 million and $60.1 million, respectively, in cash and cash equivalents. In addition, at December 31, 2004 and December 31, 2003, we had $79.5 million and $33.4 million, respectively, in cash, securitization accounts. We invest cash on hand in interest bearing deposit accounts with daily sweep features. Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans and balances available for origination of loans by

MCG to complete the funding of the 2004-1 Term Securitization. We are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements and to originate loans. As of December 31, 2004 and 2003 $41.0 million and $0.0 million, respectively, of the cash held in securitization accounts was available for originations of loans that meet certain requirements. Our objective is to maintain sufficient cash on hand to cover current funding requirements, operations and to maintain flexibility as we manage our debt facilities. Borrowed funds that have not yet been invested may negatively impact our earnings until they are invested since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments.

For 2004, net cash provided by operating activities totaled $52.9 million, an increase of $13.4 million over the prior year’s amount. This increase was due primarily to higher overall operating income and a decrease in accrued payment-in-kind interest. Cash used by investing and financing activities totaled $30.3 million compared with cash provided by investing and financing activities of $11.2 million in 2003. The 2004 activity was principally due to higher investment originations in 2004 which more than offset principal payments on loans, issuance of common stock and new debt.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us, to be adequate to meet our cash needs at our current level of operations. In order to fund new originations we intend to use cash on hand, advances under our borrowing facilities and equity financings.

In 2004, we raised $105.4 million of gross proceeds by selling 6,622,155 shares of newly issued common stock. In 2003, we raised $115.9 million of gross proceeds by selling 7,475,000 shares of newly issued common stock. We intend to maintain a shelf registration statement.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders all of our income except for certain net capital gains and adjustments for long-term incentive compensation. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2004, this ratio was 223%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

As of December 31, 2004, we had unused commitments to extend credit to our customers of $29.4 million, which are not reflected on our balance sheet. The estimated fair value of these commitments reflects the amount we would have to pay a counterparty to assume these obligations and was $0.1 million at December 31, 2004. This amount was estimated as the amount of fees currently charged to enter into similar agreements, taking into account the creditworthiness of the counterparties.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2004:

	Payments Due by Period
(dollars in millions) Contractual Obligations(a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings(b)	$467.4	$82.8	$187.2	$117.0	$80.4
Future minimum rental obligations	13.3	1.6	3.3	3.3	5.1

Total contractual obligations	$480.7	$84.4	$190.5	$120.3	$85.5

(a) This excludes the unused commitments to extend credit to our customers of $29.4 million as discussed above.

(b)    Borrowings under the Warehouse Credit Facility and the Revolving Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities. Repayments of the Series 2001-1 Notes and are based on the contractual principal collections of the loans which comprise the collateral. Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements. These amounts do not include interest on the borrowings.

Borrowings

We borrow indirectly through credit facilities maintained by our subsidiaries. Our wholly owned subsidiary, MCG Finance III, LLC, has a $265.2 million term funding securitization agreement under MCG Commercial Loan Trust 2001-1, arranged by Wachovia Securities. In addition, our wholly owned subsidiary, MCG Finance IV, LLC has a $397.7 million term funding securitization agreement under MCG Commercial Loan Trust 2004-1, arranged by UBS AG and our wholly owned subsidiary, MCG Finance V, LLC has a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The material terms of these facilities are outlined below.

On September 30, 2004, we completed a $397.7 million term debt securitization. In addition to funding continued growth, the proceeds from the transaction were used to repay all of the outstanding borrowings under our $200 million secured warehouse facility, MCG Commercial Loan Trust 2003-1, with UBS AG and all of the outstanding borrowings under our $115 million revolving credit facility with Wachovia Bank, National Association. In connection with these repayments, we terminated these two facilities. In addition, on September 10, 2004, we entered into a $25.0 million senior secured credit facility with Bayerische Hypo-und Vereinsbank, AG. and on November 10, 2004, we established a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC.

Commercial Loan Funding Trust Facility. On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold to the trust by MCG Capital. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and sector diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Advances under the facility bear interest based on a commercial paper rate plus 1.15% and interest is payable monthly. The facility is scheduled to terminate on November 7, 2007, but may be extended under certain circumstances. There was no balance outstanding under this facility at December 31, 2004.

Term Securitization 2004-1. On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans, however as of December 31, 2004 only $355.0 million of loans had been funded. There was an additional $41.0 million of cash held by the trustee as of December 31, 2004 to be used by the 2004-1 Trust to purchase additional loans from us within 150 days of closing. The facility is secured by all of the 2004-1 Trust’s commercial loans, cash held for investment, and any loans subsequently sold to the 2004-1 Trust, which as of December 31, 2004 totaled $406.0 million. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2 and Class B Notes. The Class A-1 Notes, Class A-2 Notes and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, and $43.5 million of Class B Notes rated A2/A as rated by Moody’s and Fitch, respectively. As of December 31, 2004 $325.5 million of the Series 2004-1 Notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes and Class B Notes bear interest of LIBOR plus 0.43%, 0.65%, and 1.30%, respectively.

Senior Secured Credit Facility. On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G., and in February 2005, we increased the aggregate available loan amount under this facility to $50.0 million. New advances under the credit facility are at the discretion of the lender. The credit facility expires on September 10, 2005 and bears interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility will be secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. As of December 31, 2004, we had $25.0 million outstanding under the credit facility, and in February 2005, we increased the amount outstanding under this facility to $35.0 million.

Warehouse Facility. On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We used the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which we securitized using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, we paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization. On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility is secured by all of the Trust’s commercial loans which were contributed by us and totaled $194.3 million as of December 31, 2004 and $247.5 million as of December 31, 2003. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2001-1 Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poor’s, Moody’s and Fitch, respectively. As of December 31, 2004, $116.9 million of the Series 2001-1 Notes were outstanding and $173.1 million were outstanding as of December 31, 2003. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

Revolving Credit Facility. As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allowed us to issue up to $200.0 million of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). On February 12, 2004, the Revolving Credit Facility was amended to, among other things, reduce our borrowing capacity from $200.0 million to $130.0 million and reduce the interest rate from a commercial paper rate plus 3.0% to LIBOR plus 1.5%.

On September 30, 2004, we paid off the revolving credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility. As of December 31, 2003, there were $131.0 million of the Series 2000-1 Notes outstanding with one investor. As of December 31, 2004, December 31, 2003 we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which was part of the Revolving Credit Facility, that allowed us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Revolving Credit Facility was secured by $194.3 million of commercial loans as of December 31, 2003.

Each debt facility, except the Senior Secured Credit Facility is funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Outstanding Borrowings

At December 31, 2004, we had aggregate outstanding borrowings of $467.4 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2004:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate(a)
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	$250.5	$250.5	2.45%
Series 2004-1 Class A-2 Asset Backed Bonds	31.5	31.5	2.67
Series 2004-1 Class B Asset Backed Bonds	43.5	43.5	3.32
Series 2001-1 Class A Asset Backed Bonds	81.5	81.5	2.68
Series 2001-1 Class B Asset Backed Bonds	35.4	35.4	3.83

Senior Secured Credit Facility	25.0	25.0	4.47

Total borrowings	$467.4	$467.4	2.80%

(a) Excludes the cost of commitment fees and other facility fees.

At December 31, 2003, we had aggregate outstanding borrowings of $304.1 million. The following table shows the facility amounts and outstanding borrowings at December 31, 2003:

(dollars in millions)	Facility amount	Amount outstanding	Interest Rate(a)
Term Securitization
2001-1 Class A Asset Backed Bonds	$137.7	$137.7	1.77%
2001-1 Class B Asset Backed Bonds	35.4	35.4	2.92

Revolving Credit Facility
2000-1 Class A Asset Backed Securities	200.0	131.0	4.12

Total borrowings	$373.1	$304.1	2.91%

(a) Excludes the cost of commitment fees and other facility fees.

Each of our borrowing facilities, except the Senior Secured Credit Facility, is funded through bankruptcy remote, special purpose, wholly-owned subsidiaries of ours and, therefore, their assets may not be available to our creditors. Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans we may leverage as collateral, the unused amount under the Commercial Loan Funding Trust totaled $150.0 million and $0.0 million and the Revolving Credit Facility totaled $0.0 million and $69.0 million at December 31, 2004 and December 31, 2003, respectively. See Note C to the Consolidated Financial Statements for further discussion of our borrowings.

Dividends

We intend to make distributions on a quarterly basis to our stockholders of all of our income, except for certain net capital gains and adjustments for long-term incentive compensation expense. We intend to make deemed distributions to our stockholders of any retained net capital gains. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to maintain our status as a regulated investment company, we are required to (i) distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains we recognize between January 1, 2002 and December 31, 2011, less any taxes due on those gains to avoid corporate level taxes on the amount distributed to stockholders (other than any built in gain recognized between January 1, 2002 and December 31, 2011) and (ii) distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax.

Through December 31, 2004, we have made distributions in excess of our earnings of approximately $56.8 million. In addition, through December 31, 2004, we have net unrealized depreciation on our investments of $18.4 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount
February 23, 2005	March 14, 2005	April 28, 2005	$0.42
October 29, 2004	November 19, 2004	January 27, 2005	0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42
December 16, 2003	December 31, 2003	January 29, 2004	0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$6.37

Prior to becoming a business development company, we did not make distributions to our stockholders, but instead retained all of our income. The aggregate dividend of $0.86 per share in December 2001 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which represented the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September, 2002 were required for us to qualify as a regulated investment company.

A return of capital for federal income tax purposes, which we call a tax return of capital, of $0.53 per share and $0.25 per share occurred with respect to the fiscal years ended December 31, 2004 and 2003, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to our stockholders.

Related Party Transactions

Prior to election to be regulated as a business development company, we terminated our stock option plan and adopted a restricted stock program under which we issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions and approved by our board of directors. See Note I to Consolidated Financial Statements.

Additionally, in connection with the termination of our stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to us, with an aggregate face value of $5.8 million secured by approximately 1.4 million shares with a value of $23.8 million at the initial public offering price. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of our common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In the first quarter of 2004, as part of a review of our executive compensation, the compensation committee of our Board of Directors agreed with certain of our executive officers to allow the forfeiture restrictions to lapse with respect to their Tier I and Tier II shares immediately upon full repayment of the partially nonrecourse promissory notes that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The expense associated with the modifications totaled $5.8 million for 2004, of which $4.0 million was expensed in the first quarter.

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

We include in income certain amounts that we have not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. We will cease accruing PIK if we do not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $17.3 million or 2.0% of our portfolio of investments as of December 31, 2004, and $27.3 million or 3.9% of our portfolio of investments as of December 31, 2003.

PIK related activity for the years ended December 31, 2004 and 2003 was as follows:

(dollars in millions)	Year Ended December 31, 2004	Year Ended December 31, 2003
Beginning PIK loan balance	$27.3	$27.2
PIK interest earned during the period	10.5	18.3
Change in interest receivable on PIK loans	—	0.1
Principal payments of cash on PIK loans	(12.5)	(7.0)
PIK loans converted to other securities	(7.9)	(10.9)
Realized loss	(0.1)	(0.4)

Ending PIK loan balance	$17.3	$27.3

As noted above, in certain cases, a customer may make principal payments on its loan that are contractually applied first to the non-PIK loan balance instead of the PIK loan balance. If all principal payments from these customers had been applied first to any PIK loan balance outstanding at the time of the payment, and any remainder applied to the non-PIK loan balance, an additional $5.8 million of payments would have been applied against the December 31, 2004 PIK loan balance of $17.3 million and an additional $6.6 million of payments would have been applied against the December 31, 2003 PIK loan balance of $27.3 million.

As of December 31, 2004, 87.5% of the $17.3 million of PIK loans outstanding have an investment rating of 3 or better and as of December 31, 2003, 92.9% of the $27.3 million of PIK loans outstanding had an investment rating of 3 or better.

Dividends

Certain of our equity investments have stated accruing dividend rates. We accrue dividends on our equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends.

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. We had $12.5 million and $16.4 million of December 31, 2004 and December 31, 2003, respectively.

Unearned income activity for the years ended December 31, 2004 and 2003 was as follows:

	Year Ended December 31,
	2004			2003
(dollars in millions)	Cash Received	Equity Interest and Future Receivables	Total	Cash Received	Equity Interest and Future Receivables	Total
Beginning unearned income balance	$5.6	$10.8	$16.4	$8.3	$4.5	$12.8
Additional fees	2.8	2.3	5.1	1.8	10.6	12.4
Unearned income recognized	(3.0)	(5.6)	(8.6)	(2.9)	(4.1)	(7.0)
Unearned fees applied against loan balance(a)	(0.4)	—	(0.4)	(1.6)	(0.2)	(1.8)

Ending unearned income balance	$5.0	$7.5	$12.5	$5.6	$10.8	$16.4

(a)	When a loan is paid off at an amount below our cost basis, we apply any fees received that have not been recognized as income against the outstanding loan amount to reduce the cost basis, which has the effect of reducing any realized loss.

Other Fees

In certain investment transactions, we may perform consulting or advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

Valuation of Investments

Value, as defined in Section 2(a) (41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2004, approximately 84% of our total assets represented investments of which approximately 88% are valued at fair value and approximately 12% are valued at market value based on readily ascertainable public market quotes at December 31, 2004. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and/or our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Stock-based Compensation

We account for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for whom no return-based criteria apply, compensation expense, equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note I to the Consolidated Financial Statements for further discussion of our employee stock plans.

Securitization Transactions

Periodically, we transfer pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties equaling $536.5 million at December 31, 2004 and $441.8 million at December 31, 2003. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on our operations or financial position. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Recent Developments

In January 2005, one of our majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. (“Bridgecom”) completed a merger with Broadview Networks, Inc. (“Broadview”). As part of this transaction, we increased our investment by approximately $10 million. However, our ownership in the new merged entity decreased to below 50 percent and therefore Bridgecom is no longer a majority-owned portfolio company. As of

December 31, 2004 we had debt and equity securities of Bridgecom with a total fair value of $65.1 million and unrealized appreciation of $0.5 million. In connection with this transaction, we expect to record a realized gain of approximately $0.5 million during the first quarter of 2005 and expect this realized gain to be fully offset by the reversal of the related unrealized appreciation. As of December 31, 2004, there was approximately $1.7 million of unearned income associated with this investment that we expect to recognize in connection with this transaction.

In connection with the merger between Bridgecom and Broadview, we exchanged certain preferred stock securities of Bridgecom with a fair value of approximately $41.4 million for preferred stock securities of the combined entity which entitles us to a preferred claim of approximately $90 million, plus dividends which will accumulate at an annual rate of 12% on our preferred claim. We expect to recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends will be dependent upon the performance of the combined entity.

In February 2005, one of our majority-owned controlled portfolio companies, Corporate Legal Times, LLC (“Corporate Legal Times”), was sold. As of December 31, 2004 we had debt and equity securities of Corporate Legal Times with a total fair value of $6.0 million and unrealized depreciation of $0.3 million. In connection with this transaction, we expect to record a realized loss of $0.3 million and expect this realized loss to be fully offset by the reversal of the related unrealized depreciation.

In March 2005, one of our non-majority owned controlled portfolio companies, Creatas L.L.C. (“Creatas”), was acquired by Jupitermedia Corporation, a publicly held corporation. As a result of this transaction, we received payment in full of all of Creatas’ outstanding debt obligations and expect to realize a gain on the sale of our equity investment of approximately $20.4 million. As of December 31, 2004, we had recorded unrealized appreciation of approximately $22.1 million on our equity investment in Creatas. The consideration paid by Jupitermedia Corporation and received by us in this transaction was a combination of cash and Jupitermedia Corporation common stock. The valuation of our Creatas equity investment as of December 31, 2004 was based on the value of the estimated consideration to be paid to us on the date that the agreement between Creatas and Jupitermedia Corporation was signed. During the first quarter of 2005, between the date of signing the agreement and closing, the value of the consideration we ultimately received decreased in value as a result of a decrease in the value of Jupitermedia Corporation common stock during that period. As a result, we expect to realize a gain in the first quarter of approximately $20.4 million and record the reversal of unrealized appreciation of approximately $22.1 million, resulting in a net decrease to net investment gains in the first quarter of 2005 of approximately $1.7 million. As of closing, we held 866,600 shares of Jupitermedia Corporation common stock and we will continue to recognize unrealized gains or losses as a result of changes in the value of this stock until it is sold.

On February 8, 2005, two of our portfolio companies, IDS Telecom, LLC and Cleartel Communications, Inc., entered into an asset purchase agreement whereby Cleartel Communications will acquire IDS Telecom. The merger is expected to close in the second quarter of 2005 and is subject to regulatory approvals and other closing conditions. There can be no assurance as to the timing of closing or that the transaction will close.

On February 23, 2005, our Board of Directors elected Kenneth J. O’Keefe as Chairman of our Board of Directors. Mr. O’Keefe has been a member of our Board since 2001. Mr. O’Keefe will replace Wallace B. Millner, III as Chairman. Mr. Millner served as the Chairman of our Board since November, 2002, a post he also held from 1998 through May 2001. Mr. Millner will continue to serve as a member of our Board of Directors.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from the changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. Approximately 79% of our loan portfolio bears interest at a spread to LIBOR, with the remainder bearing interest at a fixed rate or at a spread to a prime rate. Approximately 51% of our loan portfolio has a LIBOR floor, at various levels. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR. Our interest rates on our borrowings are based on LIBOR and commercial paper rates, with the majority based on LIBOR. At December 31, 2004, the rate spread to LIBOR of our accruing loans and yielding equity investment was 9.2%.

We regularly measure exposure to interest rate risk. We have interest rate risk exposure mainly from the portion of the commercial loan portfolio funded using stockholders’ equity. Our board of directors assesses interest rate risk and we manage our interest rate exposure on an ongoing basis. The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at December 31, 2004 and December 31, 2003:

	December 31,
	2004		2003
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$160.4	$—	$93.0	$—
Prime Rate	38.8	—	1.3	—
30-Day LIBOR	43.6	—	20.9	—
60-Day LIBOR	7.1	—	7.4	—
90-Day LIBOR	514.7	467.4	481.6	173.1
180-Day LIBOR	34.0	—	—	—
Commercial Paper Rate	—	—	—	131.0
Fixed Rate	122.3	—	94.4	—

Total	$920.9	$467.4	$698.6	$304.1

Based on our December 31, 2004 balance sheet, the following table shows the impact of base rate changes in interest rates assuming no changes in our investment and borrowing structure. The impact of an additional 100 basis point increase is different from the first 100 basis point increase due to the imposition of LIBOR floors.

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(200)	$(8.2)	$(9.4)	$1.2
(100)	4.1	4.7	0.6
100	7.6	4.7	2.9
200	15.6	9.3	6.3
300	23.7	14.0	9.7

Currently, we do not engage in hedging activities because we have determined that the cost of hedging the risks associated with interest rate changes outweighs the risk reduction benefit. We monitor this strategy on an ongoing basis and may engage in certain hedging activities in the future as we deem appropriate.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. The information contained in the table for the years 1998 through 2004 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A-1 Series 2004-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	250,500,000	2,186	—	N/A

Senior Class A-2 Series 2004-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	31,500,000	2,186	—	N/A

Mezzanine Class B Series 2004-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	43,500,000	2,186	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A Series 2000-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A
2004	—	—	—	N/A

Senior Class A Series 2001-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A
2004	81,537,000	2,186	—	N/A

Senior Class B Series 2001-1 Notes
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A
2004	35,363,000	2,186	—	N/A

Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, A.G.
1995	$—	$—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	25,000,000	2,186	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)

Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1994	$—	$—	—	N/A
1995	—	—	—	N/A
1996	—	—	—	N/A
1997	—	—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004 (as of September 30) (unaudited)	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media, technology, software and business services industry sectors. We acquire new customers through two primary channels: directly through owner operators and through supporting private equity in leveraged buyouts, recapitalizations and growth initiatives. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital.

Our investment objective is to achieve current income and capital gains. To meet this objective, we employ an “expert-activist” investment philosophy to identify attractive investment opportunities and develop strong customer relationships. As an expert, we are highly knowledgeable about our target markets and customers. As an activist, we work with our customers’ management teams and owners to create and execute effective capital deployment strategies. In addition, we use a “flexible funding” approach that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers. The ongoing consulting and research services we also offer support our customers’ growth and risk management strategies.

We have built our portfolio through disciplined underwriting and investment approval processes and focused portfolio management. We typically lend to and invest in companies with $20 million to $200 million in annual revenues. As of December 31, 2004, we had outstanding commercial loans of approximately $760.4 million, and equity investments of approximately $119.9 million. As of December 31, 2004, our geographically diverse customer base consisted of 97 companies with headquarters in 25 states and Washington, D.C. As a financier of growth companies, many of our transactions are with existing customers as they execute multi-year growth strategies. Through December 31, 2004, approximately 58% of the companies that have been our customers for one year or more had completed two or more transactions with us and approximately 31% had completed three or more transactions with us.

Our investment decisions are based on extensive analysis of potential customers’ business operations and asset valuations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets and intellectual property. We have developed specialized risk management metrics, pricing tools, due diligence methodologies and data management processes that are designed to help us manage risk and maximize our return on investment.

Corporate History and Offices

We were formed in 1998 by our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. Prior to this purchase, we had conducted our business since 1990 as a division of Signet Bank. This separate division was known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 28, 1997.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet regulatory tests, the most significant of which relate to our investments and borrowings. A business development company is required to invest at least 70% of its total assets in private or thinly traded public U.S.-based companies. A business development company also must meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we elected to be treated for federal income tax purposes as a RIC under the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. See “Certain U.S. Federal Income Tax Considerations”.

MCG Capital was organized as a Delaware corporation on March 18, 1998. On March 18, 1998, we changed our name from MCG, Inc. to MCG Credit Corporation and on June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation. Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have offices in Richmond, Virginia and Monterey, California. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission.

Market Opportunity

We believe that the small- and medium-sized business segment is becoming more significant to the U.S. economy, and that it is attractively sized with good growth characteristics. We believe that many such businesses, including our target customers, have increasing demand for and less access to high-quality differentiated corporate financial services. We also believe this trend is likely to continue given the broad-based and on-going consolidation in the financial services industry. Our focus on selected markets with strong growth prospects, combined with our targeted customers’ growing demand for capital and the corporate finance, advisory and research services we offer enhance our market opportunity. We have organized our investment activities around a few clearly defined market opportunities leveraging our strong credit culture and our expert-activist, knowledge based investment philosophy. We believe these market opportunities are large enough to provide continued growth. However, our focus is narrow enough to allow us to gain a special understanding of the needs of our target customers. This allows us to provide innovative financing solutions to our customers.

We target only those market opportunities deemed attractive by our investment committee. Before we target a new market, industry sector or industry sub-sector, our research team performs an opportunity analysis and identifies specific operational norms and risks of that market, sector or sub-sector. Management, working with our credit committee, then develops our lending and investment criteria for that market, sector or sub-sector. On an ongoing basis, our board of directors, the investment committee of our board of directors, credit committee and executive management monitor the level of diversification within the portfolio for risks associated with market, asset class, geographic and industry sector concentrations.

We currently focus on investments across the capital structure in specific industry sectors, including communications, information services, media, technology, software and business services as well as certain other diversified sectors. In connection with these investments we utilize, among other things, proprietary data, enhanced knowledge and substantial experience to create competitive advantage. We also focus on buyout, growth and recapitalization financing opportunities in conjunction with private equity firms. In these circumstances our credit analysis skills, systematic underwriting processes and timely responses, among other things, we believe provide a competitive advantage to our targeted customers.

We believe that traditional financial services providers typically lack infrastructure and dedicated expertise to focus on small- and medium-sized companies within these markets. We believe that each of these markets has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stages of development and rates of return. Many of our industry sectors are characterized by ongoing consolidation and convergence and by new business formation. We also believe that these sectors have a number of common features, including active private equity investing, favorable regulatory environments, rising projected revenue growth rates, recurring revenue characteristics and enterprise values. As a result, we believe we have a large market opportunity in these target markets.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current yield and capital appreciation, while maintaining credit and investment quality in our asset portfolio. We believe our financial performance is a product of our knowledge and insight, effectiveness in targeting potential customers and serving them, risk-based pricing techniques and disciplined portfolio acquisition and risk management techniques. We make investments in the $1 to $50 million range and base our investment activity on fundamental analysis of growth oriented small- and medium-sized businesses. We apply well established credit processes to the assessment of risk and price our loans accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to innovatively enhance our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices regardless of market conditions;

•	avoid adverse investment selection by applying our expert-activist philosophy to identify targeted prospects with pre-established selection criteria based on fundamental analysis; and

•	enhance effective risk management by utilizing an integrated team approach to customer acquisition, research, underwriting, compliance and loan and investment servicing activities.

Expert-Activist Philosophy

Our “expert-activist” philosophy is one of the foundations of our investment process. It enables us to make lending and investment decisions quickly and confidently because we have a firm understanding of the funding needs of our targeted customers and the operating characteristics of our customers’ businesses and their associated industry sectors. We enhance our detailed understanding of our targeted markets through continuous engagement with existing and prospective customers. We gather and manage the knowledge and insights gained through this process using customized databases and workflow management methodologies. We use this information to enhance the quality of our marketing and research and the effectiveness of our credit and investment analysis. We refine and revalidate our investment approaches within particular markets, sectors and sub-sectors.

We work with our customers and targeted customers to understand the costs and benefits of their corporate development initiatives, business opportunities, threats to their businesses and acceptable risks and returns. This understanding, together with our flexible funding approach, enables us to facilitate customers’ corporate development decisions even in some cases where short-term financial performance may suffer. We believe that this approach differentiates us from most other lenders and investors and helps to create strong and long-term relationships with our customers. We believe that our approach to date also has enabled us to originate loans based on the value we help to create rather than solely on the basis of our cost of capital in order to achieve attractive risk-adjusted investment returns.

Operations

To achieve our goal of being a leading provider of solutions-focused financial services to small- and medium-sized companies, we foster a credit and business culture that strives to protect our capital, principal and interest, generate capital gains on our equity investments and support gains in our customers’ enterprise values.

Identifying Prospective Customers

We identify and source new customers by actively engaging our network of private equity investors. We also acquire new customers by utilizing direct marketing to prospects identified through various data services, customized Internet searches, industry associations, investment bankers, accountants and lawyers. Although some customers initiate their first contact with us, we find that we generally acquire most of our customers through our own initiative. After our initial contact with a prospective customer, we then conduct ongoing reviews of its financial reports and corporate development activity by analyzing the source data and information regarding the prospects gathered from third-party databases, industry sector reports, trade and consumer magazines, newspapers and newsletters. We maintain the data from these sources in an internal database that not only supports the identification of potential customer opportunities, but also assists us in understanding our target markets. We market on a national scale. We also participate in a variety of industry associations and our employees attend and give presentations at numerous forums, conferences and meetings annually.

Research

Our unique research capabilities create the foundation for our “expert-activist” philosophy of investing and, we believe, give us a competitive advantage. We conduct research and some of our advisory services through our wholly owned subsidiary, Kagan Research, LLC. Kagan is a leading research, advisory and valuation firm serving our portfolio companies and third-party financial institutions, operating companies, professional services firms and investment firms. We acquired Kagan in the first quarter of 2004. Both MCG and Kagan focus on companies’ fundamental performance against industry conditions and operational benchmarks. Our contact with operating companies in our targeted industries helps us to continuously refine and validate our investment philosophy. Our research group’s function is to generate meaningful revenues by providing market validated expert perspective on operational, strategic and valuation issues and to support and augment the business development process through the identification of attractive industry sectors and emerging trends, investment and risk analysis and marketing of our industry expertise.

Through strategic industry analysis, we update our investment perspective in our target industry sectors and develop investment hypotheses for new industry sub-sectors. Our research capabilities and findings also are valuable in attracting customers who are able to draw from our industry expertise to help refine their strategic plans, identify acquisition opportunities and set appropriate financial and operating goals.

We write and distribute Transactions, our periodic newsletter, which focuses on merger and acquisition activity within our industry sectors to portfolio companies, prospective customers, investors, and others to facilitate a dialogue, promote a common strategic outlook and a shared perception of industry risk and opportunity. This shared perception helps us and our customers develop mutually agreeable financing structures that mitigate risk to us and our customers. Our publications also increase our visibility within our target industry sectors and support our expert-activist investment methodology.

Our research department published in 2004:

•	35 comprehensive industry research reports, known as databooks, that incorporate our investment perspectives and operational insights, which are supported by normative data, financial projections and perceived best practices for our target industries;

•	quarterly updates on our industry sectors which highlight recent operating statistics, emerging trends, public market sentiment, merger and acquisition activity and regulatory outlook for each MCG targeted industry; and

•	17 newsletters, periodic monthly publications that report our views and interpretation of significant events that impact our customers and prospective customers. Newsletter titles include Kagan Media Money, Tower Investor, Wireless Market Stats, Broadband Technology and Cable TV Investor. Databook titles include Benchmarking Cable Network Financial Statistics, The Future of Satellite Radio, Media Mergers and Acquisition, Radio Financial Databook and Media Trends.

In addition, our research department supports our active engagement with third-party publishers who seek quotes and articles from our professionals for their various publications and reports.

Underwriting

We place primary emphasis on credit and risk analysis and have incorporated the underwriting function directly into the business development process. Our underwriting team consists of investment professionals who perform due diligence, credit and corporate financial analyses, deal sponsors who possess specific industry expertise and are responsible for originating and managing the transaction, a member of our credit committee and our in-house counsel. To ensure consistent underwriting, we use our sector-specific due diligence methodologies, developed over the last 14 years, which include standard due diligence on financial performance and customized analysis of the operations, systems, accounting policies, human resources and the legal and regulatory framework of a prospective customer. The members of the underwriting team work together to conduct due diligence and understand the relationships among the customer’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. In preparing the investment memorandum, the underwriting team assembles information critical to the investment decision and regularly seeks information from the research department on macroeconomic viewpoints, forecasted trends and firm valuation. The investment memorandum serves as the framework for underwriting the transaction and generally consists of:

•	a business description;

•	a risk evaluation specific to the prospect’s business, considering the anticipated use of proceeds of our loan, and industry sector;

•	a collateral valuation to assess the underlying value of the enterprise, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of capital structure and the investment risk and return characteristics.

Business Description.     The business description of a prospective customer presents the history, organization and product lines of the customer. In addition, we analyze the prospective customer’s industry sector and sub-sector, competition and market share, obsolescence and substitution risk, customers and markets served, legal and regulatory framework and technology issues. The business description also explicitly discusses unique risks associated with a proposed transaction. In particular, we analyze the following risks:

•	Sector Risk Analysis. Analysis of specific vulnerability to industry sector risk, such as industry maturity, cyclicality, profitability and seasonality trends.

•	Competitive Risks. Analysis of the strengths and weaknesses of the prospective customer relative to its primary and secondary competitors. The factors we consider include relative pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and comparative capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow current regulatory developments in each of our targeted sectors and describe how credit and business risks have changed with the evolution of regulation and what risks are presented by existing and currently proposed regulations.

•	Customer Concentration and Market Risks. We typically determine the values of companies in our target sectors largely based upon the stability of their customer base. We analyze the number and size of customers and their attrition rates, including the potential impact of above average customer attrition, low renewals and the risk of loss of significant customers.

•	Technology Risks. Companies in certain sectors rely on the acquisition or development of proprietary technology for distribution, production, or administration and others rely on such technology as the products or services that they offer. We also consider the likely positive or negative effect of technological advances on the value of their services.

Financial and Customer Risk Assessment.    As part of our financial and customer risk assessment process, we try to determine comparable levels of risk across industry sectors and customers. From this analysis, we have developed sector-specific risk acceptance criteria to help us evaluate the financial risk of a prospect. Our financial analysis is based on an integrated financial model that is built upon the historical and projected financial performance of a prospect. The model also presents the pro forma post-funding capital structure, along with the sources and uses of funding in the proposed transaction.

Each model incorporates historical financial results and an underlying set of assumptions for operating margins, growth rates, capital structure, rates of return, working capital investment and fixed asset expenditures. This integrated financial model goes beyond forecasting financial statements by incorporating cash flow coverage forecasts, covenant compliance tests, valuation matrices, and an executive summary, which details investment-specific terms.

We also assess the intangible attributes of a transaction typically embodied in a prospect’s management’s track record, business plan, judgments about its products and other subjective characteristics that may significantly affect the ultimate risk of a transaction. Quantitative attributes we evaluate include sector-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking. Based on this assessment, we assign a low, medium or high volatility factor to the prospect.

Collateral Valuation.    To assess the credit exposure of the potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of standard valuation techniques. We prepare comparative public and private market transactions analyses using our database of transactions in our target sectors. We also perform a valuation using discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the enterprise using public market data to derive collateral value. Using these methods provides us with multiple views of the underlying value of the investment’s collateral, giving us a key risk metric, which is the loan-to-value ratio.

Investment Structure.    In underwriting prospective customers, we also focus on investment structure, payment priority, collateral or asset value, management qualities, and financial support from guarantors and other credit enhancements. We use loan structure to mitigate the higher risk associated with a higher volatility factor by requiring better financial and collateral coverage thresholds for those prospects. In the majority of our loans, we receive a perfected, first priority security interest in substantially all of our customers’ assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, we structure loan covenants to assist in the management of risk. Our loan documents generally include affirmative covenants that require the customers to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent customers from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the customer to maintain or achieve specified financial ratios such as debt to cash flow, interest coverage and fixed charge coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of representation, breach of covenant, insolvency and change of control. Our direct equity investments at the time they are made are typically pari passu with or senior to the customers’ other equity securities.

Flexible Funding

We recognize that growth-oriented companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. Often these decisions can favorably impact enterprise value at the expense of short-term financial performance. Our “flexible funding” strategy allows us to adjust the return on our capital through risk-based pricing grids that account for shifts in the customer’s financial performance associated with these decisions. Our loan structures take into account our customers’ potentially varying financial performance so that customers can retain access to committed capital at different stages in their growth and development. For example, a loan’s interest rate may increase or decrease based on certain risk measures such as the ratio of debt to cash flow. We calculate rates of return based on a combination of up-front fees, current and deferred interest rates and residual values in the form of equity interests, such as warrants, appreciation rights or future contract payments. Our internal rates of return on invested capital and the customer’s cost of debt capital are generally highest when our customer utilizes high levels of leverage.

We believe that this method of flexible performance-based pricing allows our customers to build a long-term relationship with us, as a preferred provider. We also believe our approach presents debt as a viable alternative to raising additional equity, which permits our customers to avoid the permanently dilutive effect on existing equity holders associated with equity financing transactions.

Most of our loans include a variable interest rate component designed to reflect credit risk, which allows the interest rates our customers pay to increase or decrease automatically based on changes in their operating and financial performance. For example, if a customer fails to achieve the operating or financial performance targets set forth in the loan agreement, the interest rate payable on our loan typically increases automatically to reflect the increased credit risk. Conversely, if the customer outperforms its targets, the interest rate payable would typically decrease to reflect our decreased credit risk. However, in such a scenario, our decrease in interest income as a result of the favorable interest rate adjustment is likely to be offset for certain loans by increases in the value of our upside investments, such as warrants, stock appreciation rights or direct equity investments. We may, however, price certain loan transactions at fixed interest rates.

Investment Approval Process

Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The four members of our credit committee are Bryan J. Mitchell, our Chief Executive Officer; Steven F. Tunney, our President and Chief Operating Officer; Robert J. Merrick, our Chief Credit Officer; and B. Hagen Saville, one of our Executive Vice Presidents. The members of our investment committee are Messrs. Mitchell, Tunney, Gleberman, Millner, Merrick and O’Keefe.

Loan Servicing

After a loan is approved and funded, the underwriting team, along with the loan administration group and the compliance administration group, remain involved in the transaction by reviewing covenant compliance and quarterly financial performance and by collecting additional industry sector data for inclusion in our databases.

Loan Administration Group.    This group administers the loans on our loan administration system and is responsible for:

•	funding the loans in accordance with credit committee and, if applicable, investment committee approval;

•	recording the loans into our loan administration system;

•	ensuring that billing and collections are done in an accurate and timely fashion;

•	collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance Administration Group.    This group tracks covenant compliance and oversees a monthly review of our critical functions to ensure adherence with our internal policies and procedures. The compliance administration staff is responsible for:

•	reviewing the credit agreement to ensure that the final loan documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising the credit committee of any deviations;

•	ensuring that the customer compliance package is prepared in accordance with the loan covenant requirements;

•	inputting the customer’s financial statements into our tracking schedules and entering the loan covenants into the covenant tracking system;

•	ensuring the mathematical accuracy of applicable covenant requirements;

•	reviewing the customer’s financial statements to ensure that the customer performs in accordance with our expectations;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee;

•	plotting the customer’s actual performance against our risk acceptance criteria grids each quarter to ensure that the risk rating is still appropriate;

•	preparing annual reviews and quarterly collateral valuation updates for each customer; and

•	preparing quarterly customer and industry valuation data.

Loan Monitoring and Restructuring Procedures.    We monitor individual customer’s financial trends in order to assess the appropriate course of action with respect to each customer and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to growth-oriented companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When principal and interest on a loan is not paid within the applicable grace period, our loan administration group will contact the customer for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment and will begin to more actively monitor the investment. We will formulate strategies to optimize the resolution process and begin the process of restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In general, in order to compensate us for any enhanced risk, we receive appropriate compensation from the customer in connection with a restructuring. During the process of monitoring a loan in default, we will in appropriate circumstances send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral. When a restructuring is not the most appropriate course of action, we may decide to pursue remedies available under our loan documents or at law to minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When a loan becomes 90 days or more past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection. For federal income tax purposes, all interest income, regardless of accrual status.

Portfolio Overview

Our investments are primarily senior secured commercial loans, subordinated debt and equity-based investments. Some of our loans include warrants, options, success fees, equity co-investments and other equity-like features. Currently, our customer base includes primarily small- and medium-sized private companies in the communications, information services, media, technology, software and business services industry sectors. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, management buyouts, organic growth and working capital. In addition, we have occasionally made loans to individuals who are principals in these companies where the proceeds are used by or in connection with the operations or capitalization of such companies.

At December 31, 2004, our ten largest customers represented approximately 39.2% of the total fair value of our investments. Our largest customer and one of our control investments, Bridgecom Holdings, Inc., or Bridgecom, represented approximately 7.4% of the fair value of our investments at December 31, 2004. Bridgecom is headquartered in Mt. Kisco, New York. During 2003, we invested $32 million in Telecom North Corp., a wholly owned portfolio company, which merged with Bridgecom in March of 2004. This merger was part of a strategy to consolidate a number of unbundled network element platform competitive local exchange carriers, or UNE-P CLECs, telecommunications companies into several larger CLECs. In October of 2004, Bridgecom entered into a merger agreement with Broadview Networks Holding, Inc. The merger closed in January of 2005. The combined enterprise provides communications services, cable and wiring services, Web services, Internet access services and phone system sales and support as well as other telecommunications consulting services in seven northeastern states.

At December 31, 2004, our second largest customer and one of our control investments, Superior Publishing Corporation, represented approximately 5.8% of the fair value of our investments. Superior Publishing is headquartered in Superior, Wisconsin. Superior Publishing was formed to purchase the stock of Murphy McGinnis Media, which operates a group of 16 daily and weekly community newspapers covering the Iron Range of Minnesota and the twin ports of Superior, Wisconsin, Duluth, Minnesota, and the Lake regions of Northeastern Wisconsin. The publications operate in small markets with little or no print competition. The newspapers provide strong local-news coverage and have a community-oriented focus.

Our senior debt instruments generally provide for a contractual variable interest rate between 4% and 14%, a portion of which may be deferred. In addition, approximately 51% of the loan portfolio, based on amounts outstanding at fair value as of December 31, 2004, has floors of between 1.25% and 3% on the LIBOR base index. Approximately 84% of the loans in our portfolio, based on amounts outstanding at fair value as of December 31, 2004, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. The weighted average rate spread over LIBOR on interest bearing investments at December 31, 2004 was 8.2%. Our subordinated secured debt instruments generally provide for a contractual rate of interest between 9% and 20%, a portion of which may be deferred or paid-in-kind.

Our loans generally have stated maturities at origination that range from 2 to 8 years. The weighted average maturity of our loan portfolio at December 31, 2004 was approximately 4 years. Our customers typically pay us an origination fee based on a percentage of the commitment amount, and in some instances our customers are permitted to prepay our loans without penalty. They also often pay us a fee based on any undrawn commitments.

At December 31, 2004, approximately 37% of our loans had detachable warrants or an option to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide us with an enhanced internal rate of return. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be used to pay the exercise price on the warrants or option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers.

In most cases, the warrants and options to purchase warrants have a put right that requires the customer to repurchase our equity position after a specified period of time at its market value or at a formula price generally designed to approximate its market value. The warrants and options to purchase warrants also typically contain customary anti-dilution protection and preemptive rights. Many of the warrants also give us the right to obtain a seat on the customer’s board of directors if and when we exercise the warrants. The warrants and options to purchase warrants are generally freely transferable in accordance with applicable law, although some of the warrants and options to purchase warrants contain rights of first refusal and restrictions on transfers to competitors. We expect that we will generally have similar rights with respect to equity and equity-like investments we make in the future.

While the majority of our investment portfolio continues to be senior debt investments, we have increased our investment activity in subordinated debt investments and equity investments and have increased the percentage of our investment portfolio that is in majority-owned and control companies. As we continue to make control investments, we intend to be selective about the companies in which we acquire a controlling interest.

Investment Rating System

In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale. Below is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. The valuation committee of our Board of Directors reviews management’s recommendations and affirms or changes the investment ratings at least quarterly.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2004 and December 31, 2003:

	December 31, 2004			December 31, 2003
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
			(dollars in millions)
1	$301.5	(a)	34.2%	$234.5	(a)	33.5%
2	375.8		42.7	255.4		36.5
3	142.3		16.2	161.9		23.2
4	59.4		6.7	38.8		5.6
5	1.4		0.2	8.3		1.2

Total	$880.4		100.0%	$698.9		100.0%

(a)	Of this amount, $15.7 million at December 31, 2004 and $7.6 million at December 31, 2003 relates to debt instruments in companies for which we have already realized a gain through the sale of equity instruments. While these debt instruments are still outstanding, all of the related equity instruments have already been sold at a gain and, therefore, we do not expect any further realized gain.

We monitor loan concentrations in our portfolio, both on an individual investment basis and on a sector or industry basis, to manage overall portfolio performance due to specific customer issues or specific industry issues. The increase in investments with a 2 rating is primarily due to origination activity during 2004. At December 31, 2004, of the investments with a 5 rating, $0.7 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $54.6 million were loans, of which $13.9 million were on non-accrual. At December 31, 2003, of the investments with a 5 rating, $2.6 million were loans, all of which were on non-accrual. Of the investments with a 4 rating, $32.3 million were loans, of which $12.0 million were on non-accrual. The increase in investments with a 4 rating during 2004 is primarily due to the downgrade of one investment in the technology sector.

Competition

We compete with a large number of financial services companies, including specialty and commercial finance companies, commercial banks and private mezzanine funds, and other sources of financing such as private equity funds, venture capital companies, investment banks and other equity and non-equity based investment funds. We compete with financial services companies that target some of our chosen markets, or which may only provide corporate finance services to larger companies. Some of the companies we have competed with in the past include community banks that are located in our customers’ and targeted prospects’ home markets. These community banks typically do not focus on our target markets. We also compete against regional and national financial institutions. These include banks such as Bank of America Corporation, Union Bank of California, Comerica Bank, Silicon Valley Bank and Wells Fargo & Company, including its affiliate, Wells Fargo Foothill, Inc.; commercial finance companies such as The CIT Group and CapitalSource Inc.; lending subsidiaries of investment banks, such as Goldman Sachs Specialty Lending Group, L.P., and Merrill Lynch; other business development companies, such as American Capital Strategies, Ltd., Technology Investment Capital Corp., Apollo Investment Corp. and Allied Capital Corporation and finance subsidiaries of large industrial corporations such as General Electric Capital Corporation.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make senior secured commercial loans with interest rates that are comparable to or lower than the rates we offer. We believe we compete based on:

•	our insight into our customers’ business needs that we derive from information, analytics and effective interaction between our customers’ decision makers and our knowledgeable professionals; and

•	our offering of capital coupled with an expanded range of corporate finance services and information products designed to enhance our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through our wholly owned subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, Kagan Research, LLC, Solutions Capital GP, LLC and Solutions Capital I, LP. From time to time, MCG Finance I, LLC and MCG Finance II, LLC.

We originate loans and sell them to MCG Finance III, a wholly owned special purpose finance subsidiary. MCG Finance III in turn sells the loans to MCG Commercial Loan Trust 2001-1, a Delaware business trust we formed in connection with the securitization facility we established in December 2001. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance IV, another wholly owned special purpose finance subsidiary. MCG Finance IV in turn sells the loans to MCG Commercial Loan Trust 2004-1, a Delaware statutory trust we formed in connection with the securitization facility we established in September 2004. These transactions are structured as on-balance sheet securitizations for accounting purposes.

We also originate loans and sell them to MCG Finance V, another wholly owned special purpose finance subsidiary. MCG, Finance V in turn sells the loans to MCG Commercial Loan Funding Trust, a Delaware statutory trust we formed in connection with the credit facility we established in November 2004. These transactions are structured as on-balance sheet securitizations for accounting purposes.

On December 13, 2004, we formed a new subsidiary, Solutions Capital I, LP, which has applied for a license from the Small Business Administration (“SBA”) to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. At the same time we organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while we will be the sole limited partner. There can be no assurance when or if the SBA will grant a license to operate a SBIC.

Investment Policies

Our investment policies provide that we will not:

•	act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•	purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•	write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•	engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•	acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restrictions pertaining to the issuance of senior securities under the 1940 Act, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

We concentrate our investments in the communications, information services, media, technology, software and business services industry sectors. From time to time, we may add new sectors or subsectors. We may also invest in other industry sectors to diversify our portfolio.

Employees

As of December 31, 2004, we employed 112 employees, including investment and portfolio management professionals, operations professionals, research professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations— Investment Approval Process” above. None of our executive officers or other employees have the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2004, 2003 and 2002, we paid $0, $32,535 and $0 in brokerage commissions, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 30,008 square feet of office space in Arlington, Virginia for our corporate headquarters. We also lease office space in Richmond, Virginia and Monterey, California.

Legal Proceedings

On January 29, 2003, a purported securities class action lawsuit was filed in the United States District Court for the Eastern District of Virginia against us, certain of our officers and the underwriters of our initial public offering. The complaint alleges that the defendants made certain misstatements in violation of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933 and Section 10(b), Rule 10b-5 and Section 20(a) of the Securities Exchange Act of 1934. Specifically, the complaint asserts that members of the plaintiff class purchased our common stock at purportedly inflated prices during the period from November 28, 2001 to November 1, 2002 as a result of certain misstatements regarding the academic degree of our chief executive officer. The complaint seeks unspecified compensatory and other damages, along with costs and expenses. On June 16, 2003, a consolidated amended class action complaint was filed in the proceedings captioned In re MCG Capital Corporation Securities Litigation, 1:03cv0114-A. The consolidated amended complaint names only us and certain of our officers and directors as defendants, and alleges violations of Sections 11 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. We filed a motion to dismiss the consolidated amended class action complaint. On September 12, 2003 the United States District Court for the Eastern District of Virginia dismissed the lawsuit in its entirety. The plaintiffs appealed the district court decision to the United States Court of Appeals for the Fourth Circuit. On December 21, 2004, the United States Court of Appeals for the Fourth Circuit affirmed the dismissal by the United States District Court for the Eastern District of the class action lawsuit.

We are also a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2004, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. No portfolio company accounts for more than 5% of our assets. The general terms of our loans and other investments are described in “Business—Underwriting—Investment Structure”, “Business—Flexible Funding” and “Business—Portfolio Overview”. Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 16 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 17 in the table below.

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
Portfolio Company				Cost	Fair Value
Non-affiliate investments (less than 5% owned):
Allen’s T.V. Cable Services, Inc. 800 Victor II Blvd. PO Box 2643 Morgan City, LA 70380	Cable	Senior Debt Subordinated Debt		$7,130 1,300	$7,130 1,300
Ames True Temper, Inc. 465 Railroad Avenue Camp Hill, PA 17011	Industrial Equipment	Senior Debt		995	1,008
Archway Broadcasting Group, LLC 1513 East Cleveland Ave., Bldg. 100B, Ste. 250 East Point, GA 30344	Broadcasting	Senior Debt		4,000	4,000
Auto Europe, LLC 39 Commercial Street Portland, MN 04112	Equipment Leasing	Senior Debt		5,819	5,819
Badoud Enterprises, Inc.(2) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt		6,049	6,049
Boucher Communications, Inc.(2) 1300 Virginia Drive, Suite 400 Ft. Washington, PA 19034	Publishing	Senior Debt Stock Appreciation Rights	5.0%	1,000 —	1,000 402
Builders FirstSource, Inc. 2001 Bryan Street, Suite 1600 Dallas, Texas 75201	Building & Development	Senior Debt Subordinated Debt		4,963 2,000	5,018 2,033
Cambridge Information Group, Inc.(2) 7200 Wisconsin Avenue Bethesda, MD 20814	Information Services	Senior Debt		19,625	19,625
CCG Consulting, Inc. 6811 Kenilworth Avenue, Suite 302 Riverdale, MD 20737	Business Services	Senior Debt		1,428	1,428
		Warrants to purchase Common Stock	19.9%	—	—

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
Portfolio Company				Cost	Fair Value
CEI Holdings, Inc. 2182 State Route 35 Holmdel, NJ 07733	Cosmetics/Toiletries	Subordinated Debt		$2,000	$2,025
Communications & Power Industries, Inc. 811 Hansen Way P.O. Box 51110 Palo Alto, CA 94303	Aerospace & Defense	Senior Debt		1,904	1,931
Community Media Group, Inc.(2) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt		23,346	23,346
Creative Loafing, Inc.(2) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt		19,500	19,500
Crescent Publishing Company LLC(2) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		10,478	10,478
Cruz Bay Publishing, Inc.(2) 300 N. Continental Blvd. Suite 650 El Segundo, CA 90245	Publishing	Senior Debt Subordinated Debt		6,389 10,723	6,389 10,723

dick clark productions, inc.(17) 3003 West Olive Avenue Burbank, CA 91505	Broadcasting	Subordinated Debt		17,854	17,854
		Warrants to purchase Common Stock	5.3%	858	721
		Common Stock	0.5%	210	111
The e-Media Club I, LLC(6) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	0.8%	88	37
Financial Technologies International, Inc.(2) 22 Cortlandt Street New York, NY 10007	Technology	Senior Debt Warrants to purchase Common Stock	4.2%	17,000 —	17,000 —
FlexSol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Chemicals/Plastics	Subordinated Debt		5,000	5,025
GCA Services Group, Inc. 100 Four Falls Corporate Center Suite 650 West Conshohocken, PA 19428	Commercial Services	Subordinated Debt		10,000	10,000

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
Portfolio Company				Cost	Fair Value
Graycom, L.C.(6) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	$71	$80
The Hillman Group, Inc. 10590 Hamilton Avenue Cincinnati, OH 45231	Industrial Equipment	Senior Debt		5,955	6,037
Home Interiors & Gifts, Inc. 1649 Frankford Road West Carrollton, TX 75007	Home Furnishings	Senior Debt		4,883	4,677
Home Town Telephone, LLC(6) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—
I-55 Internet Services, Inc. 211 E. Thomas Street Hammond, LA 70401	Telecommunications	Senior Debt		2,013	2,013
		Warrants to purchase Common Stock	20.0%	366	194
IDS Telcom LLC(16) 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Senior Debt		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	2,801
Images.com, Inc. 16 West 19th Street New York, NY 10011	Information Services	Senior Debt		3,118	3,118
Information Today, Inc.(2) 143 Old Mariton Pike Medford, NJ 08055	Information Services	Senior Debt		8,792	8,792
International Media Group, Inc. 1990 South Bundy Drive Suite 850 Los Angeles, CA 90025	Broadcasting	Senior Debt		7,980	7,980
Jeffrey A. Stern(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Other	Senior Debt		45	45
Jenzabar, Inc.(2) 5 Cambridge Center Cambridge, MA 02142	Technology	Senior Debt		12,000	12,000
		Subordinated Debt		7,172	7,172
		Senior Preferred Stock	100.0%	5,281	5,281
		Subordinated Preferred Stock	100.0%	1,098	1,098
		Warrants to Purchase Common Stock	18.0%	422	1,124

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
Portfolio Company				Cost	Fair Value
The Joseph F. Biddle Publishing Company(2) 325 Penn Street Huntington, PA 16652	Newspaper	Senior Debt		$8,705	$8,705
Joseph C. Millstone 1525 Northwest 167th Street, Suite 200 Miami, FL 33169	Telecommunications	Senior Debt		500	500
Knowledge Learning Corporation 573 Point Park Drive Golden, CO 80401	Healthcare	Senior Debt		7,068	7,112
The Korea Times Los Angeles, Inc. 4525 Wilshire Blvd. Los Angeles, CA 90010	Newspaper	Senior Debt		9,747	9,747
La Grange Acquisition, L.P. 2838 Woodside Street Dallas, TX 75204	Oil and Gas	Senior Debt		5,000	5,091
Lakeland Finance, LLC 590 Peter Jefferson Highway Suite 300 Charlottesville, VA 22911	Leisure	Senior Debt Subordinated Debt		3,875 1,500	3,875 1,500
Le-Nature’s, Inc. Eleven Lloyd Avenue Latrobe, PA 15650	Beverage and Tobacco	Senior Debt		2,985	3,030
Maidenform, Inc. 154 Avenue E Bayonne, NJ 07002	Clothing/Textiles	Senior Debt Subordinated Debt		4,887 1,808	4,973 1,853
Majesco Holdings, Inc.(6)(15) 160 Raritan Center Parkway Edison, NJ 08837	Leisure	Common Stock	0.02%	57	38
Managed Health Care Associates 25-A Vreeland Road Suite 203 P.O. Box 789 Florham Park, NJ 07932	Drugs	Senior Debt		5,811	5,811
Metropolitan Telecommunications Holding Company(2)(16) 44 Wall Street, 14th Floor New York, NY 10005	Telecommunications	Senior Debt Subordinated Debt		13,925 12,328	13,925 12,328
		Preferred Stock	100.0%	2,019	2,075
		Warrants to purchase Common Stock	28.0%	2,805	5,258

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2004
Portfolio Company					Cost	Fair Value
MedAssets, Inc. 100 North Point Center East Suite 150 Alpharetta, GA 30022	Healthcare	Senior Debt Subordinated Debt			$4,073 2,500	$4,129 2,550
The Meow Mix Company 400 Plaza Drive Secaucus, NJ 07094	Food Products	Senior Debt			3,760	3,736
Miles Media Holding, Inc.(2) 3675 Clarke Road Sarasota, FL 34233-2358	Publishing	Senior Debt			7,376	7,376
		Warrants to purchase Common Stock	12.1%		20	279
Minnesota Publishers, Inc.(2) 914 E. Channing Avenue Fergus Falls, MN 56537	Newspaper	Senior Debt			14,250	14,250
Monotype Imaging Holdings Corp. 200 Ballardvale Street Wilmington, MA 01887	Technology	Senior Debt			4,950	4,950
MultiPlan, Inc. 115 Fifth Avenue New York, NY 10003	Insurance	Senior Debt			4,444	4,494
Nalco Company 1601 West Diehl Road Naperville, IL 60563	Ecological Services	Senior Debt			4,162	4,219
New Century Companies, Inc.(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Common Stock Warrants to purchase Common Stock	2.3 0.4	% %	157 —	46 —
New Vision Broadcasting, LLC(2)(16) 3500 Lenox Road, STE 640 Atlanta, GA 30326	Broadcasting	Senior Debt			16,033	16,033
NewWave Communications, LLC(2)(16) 1100 N. Main Street Sikeston, MO 63801	Cable	Senior Debt			11,406	11,406
nii communications, inc.(2)(17) 1717 North Loop 1604 East, Suite 250 San Antonio, TX 78232	Telecommunications	Senior Debt			7,749	7,749
		Common Stock	2.8%		400	214
		Warrants to purchase Common Stock	36.5%		1,218	2,349
PartMiner, Inc. 80 Ruland Road Melville, NY 11747	Information Services	Senior Debt			6,055	6,055

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2004
Portfolio Company					Cost	Fair Value
Powercom Corporation(2) 1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	Telecommunications	Senior Debt Warrants to purchase Class A Common Stock	20.0%		$2,050 278	$2,050 104

Professional Paint Inc. 8600 Park Meadows Drive #300 Lone Tree, CA 80124	Chemicals/Plastics	Senior Debt			3,456	3,504
R.R. Bowker LLC(2) 121 Chanion Road New Providence, NJ 07974	Information Services	Senior Debt			15,700	15,700
Refco Group One World Financial Center 200 Liberty Street, Tower A New York, NY 10281	Finance	Senior Debt			4,988	5,036
Sagamore Hill Broadcasting, LLC(2) 3825 Inverness Way Augusta, GA 30907	Broadcasting	Senior Debt			12,000	12,000
Sheridan Healthcare, Inc. 1613 N. Harrison Parkway Suite 200 Sunrise, FL 33323	Healthcare	Senior Debt			3,000	3,058
Solo Cup Company 1700 Old Deerfield Road Highland Park, IL 60035	Containers & Glass	Senior Debt			4,966	5,050
Sterigenics International, Inc. 2015 Spring Road Suite 650 Oak Brook, IL 60631	Healthcare	Senior Debt			4,975	5,037
Stonebridge Press, Inc.(2) 25 Elm Street Southbridge, MA 01550	Newspaper	Senior Debt			4,940	4,940
SXC Health Solutions, Inc.(2)(13) 2505 South Finley Road Suite 110 Lombard, IL 60148	Technology	Senior Debt Common Stock	1.9%		13,600 1,235	13,600 1,288
Talk America Holdings, Inc.(6) 12020 Sunrise Valley Drive, Suite 250 Reston, VA 20191	Telecommunications	Common Stock Warrants to purchase Common Stock	0.8 0.7	% %	499 25	1,428 229
Team Express, Inc. P.O. Box 792310 San Antonio, TX 78279-2310	Specialty Retail	Senior Debt Subordinated Debt			16,000 7,015	16,000 7,015

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	December 31, 2004
Portfolio Company				Cost	Fair Value
Tippmann Sports, LLC 2955 Adams Center Road Fort Wayne, IN 46803	Leisure Goods	Senior Debt		$8,083	$8,083
United Industries Corporation 2150 Schuetz Road St. Louis, MO 63146	Farming & Agriculture	Senior Debt		2,981	3,032
U.S.I. Holdings Corporation 555 Pleasantville Road Suite 160 South Briarcliff Manor, NY 10510	Insurance	Senior Debt		995	1,000
VS&A-PBI Holding LLC(6) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%	500	—
Waddington North America, Inc. 50 East River Center Blvd. Suite 650 Covington, KY 41011	Containers & Glass	Senior Debt		4,850	4,785
Wicks Business Information, LLC 363 Reef Road Fairfield, CT 06430	Publishing	Unsecured Note		200	200
Wiesner Publishing Company, LLC(2) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Senior Debt Subordinated Debt		6,763 4,141	6,763 4,141
		Warrants to purchase membership interest in LLC	15.0%	406	209
WirelessLines II, Inc. 1653 S. La Cienega Blvd. Los Angeles, CA 90035	Telecommunications	Senior Debt		321	321
Witter Publishing Co., Inc. 84 Park Avenue Flemington, NJ 08822	Publishing	Senior Debt		2,601	2,000
		Warrants to purchase Common Stock	20.0%	146	—
Wyoming Newspapers, Inc.(2) 211 Highway 38 East Rochelle, IL 61068	Newspaper	Senior Debt		15,000	15,000
Total Non-affiliate investments				573,658	578,416

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2004
Portfolio Company					Cost	Fair Value
Affiliate investments(3):
All Island Media, Inc.(16)(17) 2950 Veterans Memorial Highway Bohemia, NY 11716	Newspaper	Senior Debt Common Stock	8.6%		$6,800 500	$6,800 500
Executive Enterprise Institute, LLC(6) 22 Cortland Street New York, NY 10007	Business Services	LLC Interest	10.0%		301	111
On Target Media, LLC 5901 E Galbraith Road Cincinnati, OH 45236	Advertising	Senior Debt			20,000	20,000
		Subordinated Debt Class A LLC Interest Class B LLC Interest	6.8 16.9	% %	10,243 1,508 —	10,243 1,508 —
Sunshine Media Delaware, LLC(2) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt			12,563	8,563
		Class A LLC Interest Warrants to purchase Class B LLC interest	12.8 100.0	% %	564 —	— —
ViewTrust Technology(6) 6311 Cardinal Hill Place Springfield, VA 22152	Technology	Common Stock	7.5%		1	3
Total Affiliate investments					52,480	47,728
Control investments: Non-majority-owned(4):
Creatas, L.L.C.(2)(17) 6000 N. Forest Park Drive Peoria, IL 61614	Information Services	Senior Debt			19,331	19,331
		Investor Class LLC Interest Guaranty ($501)	100.0%		1,273	23,411
ETC Group, LLC(10)(17) 17501 E. 17th Street, Suite 230 Tustin, CA 92780	Publishing	Senior Debt			1,200	1,200
		Series A LLC Interest Series C LLC Interest	100.0 100.0	% %	650 100	— —
Fawcette Technical Publications Holding(2)(17) 209 Hamilton Avenue Palo Alto, CA 94301	Publishing	Senior Debt			12,545	12,545
		Subordinated Debt Series A Preferred Stock Common Stock	100.0 36.0	% %	3,940 2,569 —	3,940 — —
National Systems Integration, Inc.(6)(9)(17) 420 Santa Monica Blvd., Suite 610 Santa Monica, CA 90401	Security Alarm	Senior Debt			910	—
		Class B-2 Preferred Stock Common Stock	100.0 46.0	% %	4,409 —	— —
Platinum Wireless, Inc. 10435 Santa Monica Blvd. Los Angeles, CA 90024	Telecommunications	Senior Debt			777	777
		Common Stock Options to purchase Common Stock	37.0 1.5	% %	4,640 272	4,168 84
Total Control investments: Non-majority-owned					52,616	65,456

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2004
Portfolio Company					Cost	Fair Value
Control investments: Majority-owned(5):
Bridgecom Holdings, Inc.(2)(11) 115 Stevens Avenue 3rd Floor Valhalla, NY 10595	Telecommunications	Senior Debt Preferred Stock Common Stock	100.0 100.0	% %`	$23,634 40,923 —	$23,634 41,420 —

ClearTel Communications, Inc.(2)(14) 1720 Route 34 PO Box 1347 Wall, NJ 07719	Telecommunications	Senior Debt Subordinated Debt			23,723 2,863	23,723 2,863
		Preferred Stock Common Stock Guaranty ($196)	100.0 100.0	% %	9,196 540	— —
Copperstate Technologies, Inc.(17) 7310 N. 108th Avenue Glendale, AZ 85307	Security Alarm	Senior Debt			1,060	1,060
		Class A Common Stock Class B Common Stock Warrants to purchase Class B Common Stock Guaranty ($1,000)	93.0 0.0 97.3	% % %	2,000 — —	1,823 — —
Corporate Legal Times L.L.C.(17) West Randolph Street, Suite 500E Chicago, IL 60611	Publishing	Senior Debt Subordinated Debt LLC Interest	90.6%		4,625 1,444 313	4,625 1,419 —

Crystal Media Network, LLC(6)(7)(16)(17) 1100 Wilson Boulevard, Suite 3000 Arlington, VA 22209	Broadcasting	Senior Debt LLC Interest	100.0%		1,060 6,132	1,060 4,802
Interactive Business Solutions, Inc.(17) 500 Airport Center Parkway, Suite L Charlotte, NC 28208	Security Alarm	Senior Debt Common Stock	100.0%		75 2,750	75 432

Midwest Tower	Telecommunications	Subordinated Debt			16,143	16,143
Partners, LLC(2)(17)		Preferred Stock	91.0%		1,770	1,770
11950 West Lake Park Drive,		LLC Interest	79.2%		201	201
Suite 200
Milwaukee, WI 53224
Superior Publishing Corporation(2)(16)(17) 1105 Tower Avenue Superior, WI 54880	Newspaper	Senior Debt Subordinated Debt			20,759 20,405	20,759 20,405
		Preferred Stock Common Stock	100.0 100.0	% %	7,999 365	8,975 494
Telecomm South, LLC(6)(17) 6237 Vance Road, Suite No. 1 Chattanooga, TN 37421	Telecommunications	Senior Debt LLC Interest	100.0%		2,850 11	748 —

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		December 31, 2004
Portfolio Company					Cost	Fair Value
UMAC, Inc.(6)(17) 731 Market Street, 2nd Floor San Francisco, CA 94193	Publishing	Common Stock	100.0%		$10,133	$47
Working Mother Media, Inc.(6)(17) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt			7,526	7,526
		Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock	99.2 100.0 100.0 51.0	% % % %	11,497 1 1 1	4,796 — — —
Total Control investments: Majority-owned					$220,000	$188,800
Total Investments					898,754	880,400
Unearned income					(12,529)	(12,529)
Total Investments net of unearned income					$886,225	$867,871
(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which is a wholly owned indirect subsidiary of MCG Capital Corporation.
(8)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(9)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing in Intellisec Holdings, Inc., into preferred and common stock in connection with a plan of reorganization. In March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc. In June 2004, National Systems Integration, Inc. ceased operations and filed for protection under Chapter 7, of the United States Bankruptcy Code.
(10)	In July 2003, we acquired the assets of THE Journal LLC in satisfaction of debt and transferred those assets to a wholly owned subsidiary, ETC Group, LLC. In August 2003, we sold 50% of the equity in ETC Group, LLC to third party investors.
(11)	In December 2003, Telecom North Corp., a wholly-owned subsidiary and portfolio company, entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc.
(12)	In December 2003, Superior Publishing Inc., a wholly-owned subsidiary and portfolio company, purchased the stock of one of our portfolio companies, Murphy McGinnis Media, Inc.
(13)	In July 2003, Systems Xcellence USA, Inc. changed its name to SXC Health Solutions, Inc.
(14)	In February 2004, BiznessOnline.com, Inc. changed its name to ClearTel Communications, Inc.
(15)	In April 2004, Connective Corp. changed its name to Majesco Holdings Inc.
(16)	We provide consulting services to this portfolio company.
(17)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2004, approximately 84% of our total assets represented investments of which 88% are valued at fair value and approximately 12% are valued at market value based on readily ascertainable public market quotes at December 31, 2004. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies”.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, our loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and/or minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

MANAGEMENT

Our board of directors is responsible for overseeing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, compensation committee, an investment committee, a nominating committee and a valuation committee.

Our officers and senior investment professionals manage our portfolio. They have extensive experience in managing investments in private small- and medium-sized growth oriented businesses, and are knowledgeable about our approach to lending and investing. Our credit committee approves all of our investments, while the investment committee of our board of directors also must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. In addition, our bylaws require the affirmative vote of 75% of the entire board of directors to fix the number of directors at more than eleven or less than seven so long as GS Capital Partners II, L.P. continues to beneficially own at least five percent of our outstanding shares of common stock at all times. These bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. The business address of each director listed below is 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940. Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Jeffrey M. Bucher	72	Director	2001	2006
Kim D. Kelly	48	Director	2004	2007
Wallace B. Millner, III	65	Director	1998	2005
Kenneth J. O’Keefe	50	Chairman of the Board	2001	2006
Michael A. Pruzan	39	Director	2000	2006
Interested Directors
Joseph H. Gleberman	47	Director	1998	2007
Robert J. Merrick	59	Director, Chief Credit Officer	1998	2005
Bryan J. Mitchell	44	Director, Chief Executive Officer	1998	2005
Steven F. Tunney	44	Director, President and Chief Operating Officer	1999	2007

Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
Michael R. McDonnell	41	Executive Vice President, Chief Financial Officer and Treasurer
Robert J. Merrick	59	Chief Credit Officer
Bryan J. Mitchell	44	Chief Executive Officer
Samuel G. Rubenstein	43	Executive Vice President, General Counsel and Secretary
B. Hagen Saville	43	Executive Vice President, Business Development
Steven F. Tunney	44	President and Chief Operating Officer
John C. Wellons	33	Vice President and Chief Accounting Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the Investment Company Act of 1940.

Name	Background Information

Jeffrey M. Bucher	Since 2001, Mr. Bucher has been employed at Kozusko Lahey Harris, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System.

Kim D. Kelly	Ms. Kelly has been the President and Chief Executive Officer of Arroyo Video Solutions, Inc., a software company serving video service providers since July 2004. From 1990 to 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from August 2002 to 2003, Chief Operating Officer from January 1998 to 2003 and Executive Vice President and Chief Operating Officer from 1990 to January 2002. From August 2002 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly also serves as a director of Bank of New York Hamilton Funds.

Wallace B. Millner, III	Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Kenneth J. O’Keefe	Mr. O’Keefe has been the Chairman of our board since February 2005. Since July 2001, Mr. O’Keefe has been employed by NewVen Partners, LLC, a private investment firm, where he serves as Chief Executive Officer. Mr. O’Keefe was also employed by Infinity Broadcasting, a radio broadcasting company, for the period of December 2002 to July 2003, where he served as a senior executive. From 2000 to 2001, Mr. O’Keefe was employed by Clear Channel Communications, Inc., a diversified media company, where he served as President and Chief Operating Officer of the Clear Channel Radio Group. From 1999 to 2000, Mr. O’Keefe was employed by AMFM, Inc., a radio broadcasting company, where he served as President and Chief Operating Officer until its merger with Clear Channel. From 1997 to 1999, Mr. O’Keefe was employed by Chancellor Media Corporation, a predecessor company to AMFM, Inc., as Executive Vice President—Operations.

Name	Background Information

Michael A. Pruzan	Mr. Pruzan previously served as a member of our board of directors from 1998 to 1999. Mr. Pruzan is a private investor. He served as a Partner at Soros Private Equity Partners LLC from 1999 to February, 2004. Prior to joining Soros, Mr. Pruzan spent over eleven years at Goldman, Sachs & Co. in Mergers and Acquisitions, Equity Capital Markets and Principal Investments.

Interested Directors

Messrs. Mitchell, Tunney and Merrick are interested persons as defined in the Investment Company Act of 1940 due to their positions as officers of MCG. Mr. Gleberman is currently considered an interested person as defined in the Investment Company Act of 1940 due to his affiliation with Goldman, Sachs & Co.

Name	Background Information

Joseph H. Gleberman	Mr. Gleberman has been a Managing Director of Goldman, Sachs & Co., an investment-banking firm, since 1996. Mr. Gleberman serves as a director of aaiPharma, Inc., Berry Plastics Corporation, BPC Holding Corporation, and IPC Acquisition Corp.

Robert J. Merrick	Mr. Merrick has served as our Chief Credit Officer since 1998. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of CRIIMIMAE Inc. and Bank of Richmond.

Bryan J. Mitchell	Mr. Mitchell has served as our Chief Executive Officer since 1998 and also served as our President from 1998 to May 2001. Mr. Mitchell was Chairman of our board from May 2001 until November 2002. From 1997 to 1998, Mr. Mitchell was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1988 to 1997, Mr. Mitchell was employed by Signet Bank where he served as a Senior Vice President.

Steven F. Tunney	Mr. Tunney has served as our President since May 2001, and as our Chief Operating Officer since 1998. Prior to that, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a Vice President.

Executive Officers Who Are Not Directors

The following information pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Mitchell and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Background Information

Michael R. McDonnell	Mr. McDonnell has served as our Executive Vice President, Chief Financial Officer and Treasurer since September 2004. From August 2000 to August 2004, Mr. McDonnell was employed by EchoStar Communications Corporation, where he served as Executive Vice President and Chief Financial Officer from July 2004 to August 2004 and as Senior Vice President and Chief Financial Officer from August 2000 to July 2004. From August 1986 to August 2000, Mr. McDonnell was employed by PricewaterhouseCoopers LLP where he was a partner since 1996.

Samuel G. Rubenstein	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

B. Hagen Saville	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

John C. Wellons	Mr. Wellons has served as our Chief Accounting Officer since May of 2004 and as a Vice President since July 2002. Mr. Wellons also served as our Director of Financial Accounting from July 2002 to May 2004, and as our Assistant Vice President and Director of Corporate Finance from October 2000 to July 2002. From June 2000 to October 2000, Mr. Wellons served as our Assistant Controller—Financial Accounting. Prior to joining MCG, Mr. Wellons was employed by Ernst & Young LLP from December 1996 to May 2000.

Meetings of the Board of Directors and Committees

Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating committee and a valuation committee. During 2004, our board of directors held nine board meetings and also acted by written consent.

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner, O’Keefe and Bucher and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. The audit committee met six times during 2004.

The compensation committee determines the compensation for our officers based upon recommendations from management. The compensation committee administers our restricted stock arrangements with our officers and employees. The compensation committee consists of three directors. GS Capital Partners II, L.P., is entitled to nominate to the board of directors for consideration one nominee to the compensation committee, subject to applicable qualification requirements, as long as it continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the compensation committee (and other aspects of the compensation committee bylaw) as long as GS Capital Partners II, L.P. continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The compensation committee currently consists of Ms. Kelly and Messrs. Millner and Pruzan. The compensation committee met three times during 2004 and acted by written consent.

The investment committee must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The investment committee currently consists of Messrs. Mitchell, Tunney, Gleberman, Millner, Merrick and O’Keefe. The investment committee met 19 times during 2004.

The nominating committee and its subcommittee each consist solely of directors who are not interested persons under the 1940 Act. The nominating committee nominates to the board of directors for consideration candidates for election as directors to the board of directors. The nominating committee is required to consider at least one person designated to serve as a director by GS Capital Partners II, L.P., as long as it continues to beneficially own at least five percent of our outstanding shares of common stock at all times. The nominating committee is also responsible for identifying replacements for Messrs. Mitchell, Merrick, Tunney or Saville, if at any time any such officer is no longer employed by us. The approval of at least 75% of the members of the board of directors is required to change the aggregate number of directors serving on the nominating committee or the subcommittee (and other aspects of the nominating committee bylaw) as long as GS Capital Partners II, L.P., continues to beneficially own at least five percent of our outstanding shares of common stock at all times. Nominations of persons for election to the board of directors by stockholders at the 2005 annual meeting of stockholders must be made pursuant to the advance notice procedures set forth in our bylaws. The current members of the nominating committee and the subcommittee are Messrs. Bucher, O’Keefe, Pruzan and Millner. The nominating committee met twice during 2004, and the subcommittee met twice during 2004.

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Pruzan and Tunney. The valuation committee met four times during 2004.

EXECUTIVE COMPENSATION

The following table sets forth compensation earned from us during the year ended December 31, 2004 by our three highest paid executive officers, and paid during the year ended December 31, 2004 to all of our directors (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

Compensation Table

Name and Position	Aggregate Compensation from the Company(a)	Restricted Stock($)(b)		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(a)	Directors Fees Paid by the Company
Interested Directors
Bryan J. Mitchell	$707,665	—	(c)	—	$—
Chief Executive Officer and Director(c)
Steven F. Tunney	685,028	—	(d)	—	—
President, Chief Operating Officer and Director
Robert J. Merrick	251,970	—	(e)	—	—
Chief Credit Officer and Director
Joseph H. Gleberman	45,000	—		—	45,000	(f)
Director
Independent Directors
Wallace B. Millner, III	110,000	—		—	110,000	(f)
Director
Kim D. Kelly	18,750	—		—	18,750	(f)
Director
Jeffrey M. Bucher	65,000	—		—	65,000	(f)
Director
Kenneth J. O’Keefe	65,000	—		—	65,000	(f)
Chairman of the Board
Michael A. Pruzan	45,000	—		—	45,000	(f)
Director
Executive Officers
Michael R. McDonnell	766,166	—		—	766,166
Executive Vice President & Chief Financial Officer

(a)	The following table provides detail as to aggregate compensation for 2004 as to our three highest paid executive officers:

	Salary	Bonus	Employer 401(k) Contributions
Mr. Mitchell	$403,048	$286,167	$18,450
Mr. Tunney	380,411	286,167	18,450
Mr. McDonnell	334,367	425,000	6,797

Each executive’s bonus includes the executive’s entire bonus earned during 2004 and Mr. McDonnell’s bonus includes his signing bonus paid during 2004. The total amount of compensation deferred by Messrs. Mitchell, Tunney and Saville under our deferred compensation plan in 2004 was $0, $144,133 and $0, respectively. The amounts listed under “Employer 401(k) Contributions” for each executive include matching contributions and additional discretionary contributions.

(b)

During 2004 no options were granted to compensated persons. Upon our election to be regulated as a business development company, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of restricted common stock, 1,494,335 of which remain outstanding. The aggregate fair market value of the outstanding shares was approximately $25,597,959 as of December 31, 2004 to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. See “Restricted Stock Awards and “Employment Agreements” for a discussion of the terms and conditions of the restricted stock, including forfeiture restrictions.

(c)	Mr. Mitchell held 363,693 shares of restricted stock with a fair market value of $6,230,061 as of December 31, 2004. See “Restricted Stock Awards.” Mr. Mitchell holds 53,317 shares of Tier I restricted common stock, 92,413 shares of Tier II restricted common stock and 217,963 shares of Tier III restricted common stock.
(d)	Mr. Tunney held 294,078 shares of restricted stock with a fair market value of $5,037,556 as of December 31, 2004. See “Restricted Stock Awards.” Mr. Tunney holds 39,817 shares of Tier I restricted common stock, 75,928 shares of Tier II restricted common stock and 178,333 shares of Tier III restricted common stock.
(e)	Mr. Merrick held 43,738 shares of restricted stock with a fair market value of $749,061 as of December 31, 2004. See “Restricted Stock Awards.” Mr. Merrick holds 6,638 shares of Tier I restricted common stock, 11,130 shares of Tier II restricted common stock and 25,970 shares of Tier III restricted common stock.
(f)	Consists only of directors’ fees paid by the Company during 2004. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

Each director receives an annual retainer of $25,000. In addition, members of the Audit Committee each receive an annual fee of $20,000, members of the Investment Committee each receive an annual fee of $20,000, members of the Valuation Committee each receive an annual fee of $20,000, members of the Compensation Committee each receive an annual fee of $10,000, and the Chairman of the Board receives an annual fee of $25,000. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

Restricted Stock Awards

Upon our election to be regulated as a business development company, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan, we issued 1,539,851 shares of our common stock, which are restricted, to our employees and directors under our restricted stock plan prior to becoming a business development company. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends. The total number of shares issued for the termination of the stock option plan was based upon the Black-Scholes option-pricing model and assumptions approved by our board of directors.

In the first quarter of 2004, as part of a review of our executive compensation, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. In addition, the compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares through their respective amended and restated restricted stock agreements. The discussion of the restricted stock awards below reflects these changes.

Tier I Restricted Stock	Shares
Restricted stock with forfeiture provisions	—
Restricted stock with no forfeiture provisions	325,632
Restricted stock forfeited	14,219

Total Tier I restricted stock issued	339,851

Tier II Restricted Stock	Shares

Restricted stock with forfeiture provisions(a)(b)	85,619
Restricted stock with no forfeiture provisions	394,383
Restricted stock forfeited	19,998

Total Tier II restricted stock issued	500,000

(a)	The forfeiture provisions will lapse as to one-fourth of such shares to an employee at the end of each of the four consecutive calendar year quarters beginning October 1, 2004, so long as the employee remains employed by us on the applicable date.
(b)	With respect to the 60,299 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein for which forfeiture restrictions have not yet lapsed, the forfeiture restrictions will lapse immediately upon full repayment of the partially nonrecourse promissory notes that are secured by the restricted stock.

Tier III Restricted Stock	Shares

Restricted stock with forfeiture provisions(a)	36,745
Restricted stock subject to employment status only(b)	356,679
Restricted stock forfeited	11,299
Restricted stock with no forfeiture provisions(c)	295,277

Total Tier III restricted stock issued	700,000

(a)	Subject to two independent forfeiture conditions, one relating to employment and the other relating to total return to stockholders.

Pursuant to the first forfeiture condition, all shares granted to an employee generally will be forfeited unless the employee is still employed by us on September 30, 2005. Pursuant to the second forfeiture condition, the forfeiture provisions will lapse as to 25% of the total amount of shares of Tier III restricted common stock granted to an employee if at the end of the relevant period the following two criteria are met:

•	a total return of 20% for the period beginning on December 4, 2001 and ending on December 31, 2002 and of 15% for each of the three 12-month periods beginning October 1, 2002; and
•	at the end of each of the second, third and fourth periods described above, an average of the total returns since December 4, 2001 of at least 10%.

If both of the foregoing return-based criteria are not met in a particular period, the shares will not be subject to forfeiture for that reason if the average of the total returns for such period and all prior periods is at least 20%, although the employment status forfeiture condition would still apply. Moreover, if at the end of any of the four periods described above the average of the total returns since December 4, 2001 through the end of such period is at least 10% and also results in the average of the total returns for each of the prior periods being at least 10%, the forfeiture provisions will lapse as to the total amount of shares for all prior periods for which the first return-based criterion described above is satisfied but the second return-based criterion described above is not satisfied. Once the criteria are met for a particular period, the Tier III restricted common stock allocable to that period is no longer subject to forfeiture unless the employee is not still employed by us on September 30, 2005 or unless a change in control takes place.

“Total return” is calculated assuming an investor owns one share on the first day of each period, receives dividends in cash throughout the period (assuming no reinvestment for purposes of this calculation), and sells that share on the last day of the period at a price that is the average of the closing sales price of the common stock on the last 10 trading days of the applicable period (including the last trading day of the applicable period). In addition, if the total return-based criteria are not met, the Tier III restricted common stock will not be forfeited unless our compensation committee determines that all or some portion of the stock will be forfeited based on factors it deems relevant at that time.

(b)	With respect to the 293,965 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Janet C. Perlowski (our former Chief Financial Officer), for which forfeiture restrictions have not yet lapsed, forfeiture restrictions will lapse as to 20% of the 587,931 Tier III shares initially granted to such officer per year, on a quarterly basis beginning April 1, 2004, for three years, and forfeiture restrictions will lapse as to 10% of the 587,931 Tier III shares initially granted to such officer during the fourth year, on a quarterly basis. The remaining 62,714 of these shares, 25,970 of which are held by Mr. Merrick, will generally be forfeited unless the employee is still employed by us on September 30, 2005.
(c)	With respect to the 293,966 of these shares held by Messrs. Mitchell, Tunney, Saville and Rubenstein and Ms. Perlowski, forfeiture restrictions lapsed pursuant to their respective amended and restated restricted stock agreements.

The restricted common stock also is subject to various provisions relating to the lapsing of the forfeiture provisions in the event of termination of employment, death or disability. Upon a change of control of MCG Capital, all forfeiture restrictions will lapse with respect to Tier I, Tier II and Tier III restricted common stock. Forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability. See “Certain Relationships and Transactions—Loans to and Other Agreements with Our Executive Officers” and “Regulation as a Business Development Company”.

Employment Agreements

We entered into employment agreements with Messrs. Mitchell, Tunney, and Saville on November 28, 2001. Mr. Mitchell’s agreement was amended on November 3, 2002 to make the agreement “at will” and to make certain other changes. We entered into an employment agreement with Mr. McDonnell on July 14, 2004, which became effective on September 1, 2004. The term of Messrs. Tunney’s, McDonnell’s and Saville’s agreements is four years. The term of Messrs. Tunney’s, McDonnell’s and Saville’s agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason. However, in the event of a change in control (as defined in the employment agreements) during the last year of the agreement, Messrs. Tunney’s, McDonnell’s and Saville’s employment agreements will not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock, if any, becomes immediately non-forfeitable. The employment agreements of Messrs. Mitchell, Tunney and Saville were amended by their respective amended and restated restricted stock agreements with respect to the treatment of their Tier III shares of restricted common stock. Such amendments are reflected in this section.

The employment agreements for Messrs. Mitchell, Tunney, Saville and McDonnell provide for an annual base salary as described below. In addition, the executives are entitled to participate in any incentive compensation program instituted by us. The agreements also provide for employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses. The agreements for Messrs. Mitchell, Tunney and Saville also, in a number of circumstances, govern the forfeiture restrictions with respect to the restricted stock granted to these executives in connection with the termination of our stock option plan. Messrs. Mitchell, Tunney, Saville and McDonnell are paid base salaries and own shares of restricted stock as follows:

	Annual Base Salary	Number of Restricted Shares
Name		Tier I	Tier II	Tier III
Bryan J. Mitchell	$425,000	53,317	92,413	217,963
Steven F. Tunney	$400,000	39,817	75,928	178,333
B. Hagen Saville	$375,000	39,303	58,944	138,704
Michael R. McDonnell	$375,000	—	—	—

Pursuant to the employment agreements, if Mr. Mitchell’s employment is terminated by us or Mr. Mitchell for any reason (other than death or disability), or if Messrs. Tunney’s, McDonnell’s or Saville’s employment is terminated by us for cause or by disability, death or by the executive (other than for “good reason” as defined in his employment agreement), the executive would be entitled to receive, among other things, his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. In addition, the executive will generally forfeit any shares of Tier I, Tier II and Tier III restricted common stock, if any, as to which the forfeiture restrictions have not lapsed, with certain exceptions. If Messrs. Tunney or Saville cease employment due to death or disability, a certain portion of their Tier I, Tier II and Tier III shares of restricted common stock will become immediately non-forfeitable. If Mr. Mitchell’s employment terminates due to death or disability, all of his shares of restricted common stock will become immediately non-forfeitable. In addition, Messrs. Tunney and Saville are the beneficiaries of life insurance and disability insurance policies in amounts sufficient to cover their outstanding loans to the Company.

If any of Messrs. Tunney, McDonnell or Saville terminates his employment for good reason (as defined in his employment agreement), or if we terminate his employment other than for cause (as defined in his employment agreement), death or disability, the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance for two years after termination. If termination occurs after a change in control, the executive will be entitled to base salary and benefits under group health and life insurance plans in effect immediately prior to the change in control, if greater. Moreover, if either Mr. Tunney or Mr. Saville terminates his employment for good reason, or if we terminate the executive’s employment other than for cause, death or disability or other than without a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all of the Tier I, Tier II and Tier III shares of restricted common stock will immediately lapse. If we terminate Mr. Tunney’s or Mr. Saville’s employment other than for cause, death or disability, but with a vote of more than 50% of the number of directors constituting the entire board of directors, the forfeiture restrictions on all the Tier I and a certain portion of Tier II and Tier III shares of restricted common stock will immediately lapse. “Good reason” includes, among other things, (i) certain changes in the executive’s status, title, position or responsibilities, (ii) a reduction in the executive’s base salary not proportionally applicable to all employees, or (iii) for Mr. Tunney, if he is not reelected to our board of directors.

If Mr. Mitchell terminates his employment or we terminate his employment for any reason (other than for death or disability), then Mr. Mitchell will be entitled to receive, among other things, an amount equal to his monthly base salary immediately prior to the termination date for three months, payable in 12 equal monthly installments. In addition, Mr. Mitchell will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. Mr. Mitchell would be entitled to receive benefits under any group health and life insurance for two years after termination. As previously discussed, forfeiture provisions will lapse for Mr. Mitchell’s restricted common stock in the event of termination due to death or disability.

If Messrs. Tunney, McDonnell or Saville do not enter into a new or an amended employment agreement upon a change in control, the term of the agreement will end and the executive will be entitled to receive, among other things, two times the sum of his highest annual base salary in the then current year or during the prior three years and his average bonus for the past three years, paid in 24 equal monthly installments. In addition, the executive will be entitled to receive his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits. The executive will be entitled to receive benefits under any group health and life insurance plans for two years after termination. However, if the change in control occurs during the last year of the agreement, the employment agreements shall not expire for a period of twelve months after the occurrence of the change in control so long as either the executive agrees to such extension or all of the executive’s restricted stock becomes immediately non-forfeitable. In such case, the executive will not be entitled to any further payments or benefits.

In the event of a change of control, the forfeiture provisions in Messrs. Tunney and Saville’s Tier I, Tier II, and Tier III shares of restricted common stock lapse in varying degrees as described above. In addition,

Mr. Mitchell’s employment agreement, as amended, provides that our board of directors may determine not to vest some or all of Mr. Mitchell’s restricted common stock upon the occurrence of a change of control.

The employment agreement prohibits the executive, during his employment with us and for a period of two years after the executive’s termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The employment agreement also prohibits the executive, during his employment with us and for a period of two years after the termination of Messrs. Tunney’s, McDonnell’s or Saville’s employment for any reason, other than as a result of expiration of the term, or one year after the termination of Mr. Mitchell’s employment for any reason from engaging in any business or activity that competes with us. The agreement also requires that the executive protect our confidential information. If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect.

An executive is also entitled to receive payments in the amount of any excise tax imposed under Sections 4999 and 280G of the Internal Revenue Code of 1986 as a result of a change of control in accordance with Section 280G.

Messrs. Mitchell, Tunney and Saville currently have loans outstanding to us with respect to prior purchases of stock and restricted stock. Mr. Mitchell’s employment agreement requires that he use the dividends on his shares of restricted stock, net of taxes, to repay his existing indebtedness to us. See “Certain Relationships and Transactions—Loans to and Other Agreements with our Executive Officers.”

We have entered into an employment agreement with Mr. Merrick similar to those of Messrs. Saville and Tunney described above.

Severance Agreements

In addition, we have entered into severance agreements with certain of our officers, including our Executive Vice President and General Counsel, Samuel G. Rubenstein and our Vice President and Chief Accounting Officer John C. Wellons. Mr. Rubenstein’s severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Rubenstein will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable within 45 days after the date of his termination and a bonus amount equal to half of the bonuses received or earned by Mr. Rubenstein during the last two years of his employment. Mr. Wellons’ severance agreement provides that if he terminates his employment for good reason (as defined in his severance agreement), or if we terminate his employment other than for cause (as defined in his severance agreement), death or disability, Mr. Wellons will be entitled to receive, among other things, the amount of his highest monthly base salary during the current or past two years for a period of 12 months payable monthly after the date of his termination. If Mr. Rubenstein or Mr. Wellons terminates his employment for good reason, or if we terminate his employment other than for cause, he will forfeit any Tier I, Tier II and Tier III restricted common stock for which forfeiture restrictions would not have lapsed within 12 months of the end of the three month period at which his employment terminated. The agreements prohibit Messrs. Rubenstein and Wellons, during their employment with us and for a period of two years after their termination of employment for any reason, from soliciting any of our employees, clients and certain prospective clients. The agreement also prohibits Messrs. Rubenstein and Wellons, during their employment with us and for a period of 12 months after their termination of employment for any reason, from engaging in any business or activity that competes with us as long as they are receiving benefits pursuant to their severance agreement.

Bonus Awards

We pay discretionary cash bonus awards to our employees annually. The awards have been based on individual performance. The total amount of awards made annually has varied depending on our financial results and other factors that our compensation committee has deemed appropriate. We intend to continue this arrangement under terms and conditions that our compensation committee will determine. Pursuant to his employment agreement, Mr. McDonnell will receive a guaranteed minimum bonus of $200,000 for the year ending December 31, 2004, $300,000 for the year ending December 31, 2005 and $350,000 for the year ending December 31, 2006 as well certain periodic cash incentive bonuses. See “—Employment Agreements.”

Deferred Compensation Plan

During 2000, we created a deferred compensation plan for key executives which allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

401(k) Plan

We maintain a 401(k) plan for the benefit of our employees. Employees have the opportunity to contribute pre-tax salary deferrals into the 401(k) plan up to $14,000 annually for the 2005 plan year, and to direct the investment of these contributions. Plan participants who have reached the age of 50 prior to during the 2005 plan year will be eligible to defer an additional $4,000 during 2005. In addition, for the 2005 plan year, we expect to contribute up to 3% (a 50% match of the employees contributions, up to a 6% contribution level) of each participant’s eligible compensation for the year, up to a maximum compensation of $210,000, to each participant’s plan account on the participant’s behalf, which vests annually on a straight line basis over the employee’s first five years of employment. Our board of directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which vest on the same basis as other employer contributions.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986 or the “Code”). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We elected to be treated as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which will allow us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus net short-term capital gains in excess of net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% Distribution Requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute to stockholders other than any built-in gain recognized between January 1, 2002 and December 31, 2011. We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for the one-year period ending October 31 in that calendar year, and any income realized but not distributed in prior calendar years. We generally will endeavor in each taxable year to avoid any U.S. federal excise taxes on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership” (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and are engaged in the same or similar or related trades or businesses or the securities of one or more “qualified publicly traded partnerships” (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Additionally, we will have to include in income amounts previously deducted with respect to certain restricted stock granted to our employees, if such stock is forfeited. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally will be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the internal revenue code. As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Internal Revenue Code to taxation as a RIC, we are required to pay corporate level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $1.0 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income. Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as a capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under new legislation, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Under new legislation, capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

We intend to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Internal Revenue Code generally apply in determining the holding period of such stock.

On May 28, 2003, a new federal tax law was enacted that generally reduces the maximum rate of taxation on non-corporate taxpayers for certain dividends and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) from 20% to 15% (from May 6, 2003 through

December 31, 2008). Our dividends are generally not eligible for the new 15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;
(2)	our distributions designated as capital gain dividends; and
(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre- Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the Securities and Exchange Commission.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide and have previously provided loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

We expect to apply for an exemptive order of the Securities and Exchange Commission (the “SEC”) to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. We believe that the particular characteristics of our business, the dependence we have on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel in the form of restricted stock. There can be no assurance that the SEC will grant an exemptive order to allow the granting of restricted stock. In addition, the issuance of restricted shares of our common stock will require the approval of our stockholders.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

The Sarbanes-Oxley Act of 2002, as well as the rules and regulations promulgated thereunder, imposed a wide variety of regulatory requirements on publicly held companies and their insiders, which affect us. For example:

•	Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	Pursuant to Item 308 of Regulation S-K, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the NASDAQ Stock Market has adopted corporate governance changes to its listing standards that are applicable to us. We have adopted certain policies and procedures intended to comply with the NASDAQ Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of March 7, 2005, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(a)

Entities affiliated with The Goldman Sachs Group, Inc.(b) c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	4,038,953	8.9%

Eubel Brady and Suttman Asset Management, Inc. (c) 7777 Washington Village Drive Suite 210 Dayton, OH 45459	3,926,845	8.7

U.S. Trust Corporation(d) 114 W. 47 Street New York, NY 10036	2,626,024	5.8

Awad Asset Management 250 Park Avenue, 2nd Floor New York, NY 10177	2,438,592	5.4

Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	2,407,729	5.3

Interested Directors

Bryan J. Mitchell(e)	436,652	*

Steven F. Tunney(f)	356,595	*

Robert J. Merrick(g)	76,438	*

Joseph H. Gleberman(h)	—	*

Independent Directors

Wallace B. Millner, III(i)	80,464	*

Jeffrey M. Bucher	2,500	*

Kim D. Kelly	—	*

Kenneth J. O’Keefe	2,541	*

Michael A. Pruzan	13,000	*

Executive Officers

Michael R. McDonnell	—	*

Samuel G. Rubenstein(j)	91,356	*

B. Hagen Saville(k)	314,968	*

John C. Wellons(l)	16,585	*

Executive officers and directors as a group	1,391,099	3.1

*	Represents less than one percent.
(a)	Based on a total of 45,343,135 shares of the Company’s common stock issued and outstanding on March 7, 2005.
(b)	GS Capital Partners II, L.P. is the record holder of 2,604,933 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,035,573 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 96,083 of these shares as nominee for GS Capital Partners II (Germany) Civil Law Partnership; Stone Street Fund 1998, L.P. is the record holder of 231,132 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 69,779 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates. Goldman, Sachs & Co. beneficially owns directly and The Goldman Sachs Group, Inc. may be deemed to beneficially own indirectly 1,280 shares of our common stock. Each of the Goldman Funds disclaims beneficial ownership of the shares owned by Goldman, Sachs & Co. except to the extent of its pecuniary interest therein.
(c)	Ronald L. Eubel, Mark E. Brady, Robert J. Suttman, William E. Hazel and Bernard J. Holtgrieve may, as a result of their ownership in and positions with Eubel Brady and Suttman Asset Management, Inc. (“EBS”) and other affiliated entities, be deemed to be indirect beneficial owners of the equity securities held by EBS and one affiliated entity, EBS Partners, LP. Messrs. Eubel, Brady, Suttman, or Holtgrieve disclaim beneficial ownership of the securities according to their Schedule 13G filed with the SEC.
(d)	According their Schedule 13G dated February 17, 2005, U.S. Trust Corporation is a wholly-owned direct subsidiary of The Charles Schwab corporation. Each entity files reports completely separate and independent from the other. Neither entity shares with the other any information and/or power with respect to either the voting and/or disposition of the securities reported by each.
(e)	This includes 254,058 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 109,635 restricted shares that are subject to forfeiture restrictions.
(f)	This includes 204,337 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 89,741 restricted shares that are subject to forfeiture restrictions.
(g)	This includes 16,376 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 27,362 restricted shares that are subject to forfeiture restrictions.
(h)	Joseph H. Gleberman is a director of and affiliated with the Goldman Funds. See note (2). Mr. Gleberman owns no shares directly and disclaims beneficial ownership of the shares held by the Goldman Funds.
(i)	This includes 2,719 restricted shares for which forfeiture restrictions have lapsed.
(j)	This includes 43,432 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 16,347 restricted shares that are subject to forfeiture restrictions.
(k)	This includes 167,166 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 69,785 restricted shares that are subject to forfeiture restrictions.
(l)	This includes 13,892 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 1,693 restricted shares that are subject to forfeiture restrictions.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of March 7 2005:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(a)(b)(c)

Interested Directors

Bryan J. Mitchell	Over $100,000

Steven F. Tunney	Over $100,000

Robert J. Merrick	Over $100,000

Joseph H. Gleberman	None

Independent Directors

Jeffrey M. Bucher	$10,001 – $50,000
Kim D. Kelly	None

Kenneth J. O’Keefe	$10,001 – $50,000

Wallace B. Millner, III	Over $100,000

Michael A. Pruzan	Over $100,000

(a)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(b)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(c)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $16.49 on March 7, 2005 on the Nasdaq National Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Transactions with Affiliated Persons

Certain funds affiliated with The Goldman Sachs Group, Inc. own a significant portion of our outstanding common stock. We have agreed that for so long as the stockholders affiliated with The Goldman Sachs Group, Inc. own at least 50% of our common stock owned by them at the time of the completion of our initial public offering, Goldman, Sachs & Co. will have the right to provide all of our investment banking services (other than any underwriting of securities, commercial banking services, any determination of fair market value pursuant to any employment, consulting or severance agreement and services relating to any securitization or other debt issuances) upon terms mutually satisfactory to them and to us. If we are unable to agree on those terms, we may hire another investment banking firm.

Certain stockholders, including stockholders affiliated with The Goldman Sachs Group, Inc., Vestar Capital Partners IV, L.P. and Soros Fund Management LLC, will, under some circumstances, have the right to require us to register their shares with the Securities and Exchange Commission or request that their shares be included in registration statements that we may file so that those shares may be publicly resold.

The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations. These registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Loans to and Other Agreements with our Executive Officers

Certain of our executive officers have employment agreements with us. See “Compensation of Executive Officers and Directors—Employment Agreements”.

In connection with our formation in 1998, certain of our executive officers and other members of management delivered promissory notes to us to purchase shares of common stock. These promissory notes were due on June 24, 2003, and have all been paid in full. In addition, during 2000 certain of our additional executive officers and other members of management delivered promissory notes to us in connection with the purchase of shares of common stock. These promissory notes are due on July 11, 2005, subject to acceleration events, and bear interest at a fixed rate per annum equal to 8.25% payable annually. These notes are nonrecourse as to the principal amount but recourse as to the interest. Each loan is secured by the stock purchased with the loan as well as certain other common stock of the Company owned by such officer or other member of management. These promissory notes were repaid in full in 2002.

Many of our executive officers and other employees also delivered additional partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes are nonrecourse as to the principal amount but recourse as to interest. Accordingly the executive officers and other employees are personally liable for interest payments. Each loan is secured by all of the restricted common stock held by each executive officer and other employees, and in the cases of Messrs. Mitchell, Tunney and Saville, for a specified time period, additional shares of common stock owned by such executive officers. The notes bear interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events.

The following table summarizes information about these loans and the amounts outstanding as of December 31, 2004 with respect to our executive officers:

Name of Debtor and Title	Date of Loan	Original Amount of Loan	Rate of Interest	Current Balance of Loan
Bryan J. Mitchell(a) Director, Chief Executive Officer	12/3/01	$1,188,451	4.13%	$696,147

Steven F. Tunney(a) Director, President and Chief Operating Officer	12/3/01	943,913	4.13	943,913

B. Hagen Saville(a) Executive Vice President, Business Development	12/3/01	801,214	4.13	801,214

Samuel G. Rubenstein Executive Vice President, General Counsel and Corporate Secretary	12/3/01	222,773	4.13	222,773

John C. Wellons Vice President and Chief Accounting Officer	12/3/01	110,418	4.13	110,418

(a)	See “Compensation of Executive Officers and Directors—Employment Agreements.”

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $.01 per share, of which 45,343,135 shares were outstanding as of March 7, 2005, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of March 7, 2005.

Set forth below are our outstanding classes of capital stock as of March 7, 2005.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	100,000,000	—	45,343,135

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

We do borrow indirectly through credit facilities maintained by our subsidiaries. Our wholly owned subsidiary, MCG Finance III, LLC, has a $265.2 million term funding securitization agreement under MCG Commercial Loan Trust 2001-1, arranged by Wachovia Securities. In addition, our wholly owned subsidiary, MCG Finance IV, LLC has a $397.7 million term funding securitization agreement under MCG Commercial Loan Trust 2004-1, arranged by UBS AG and our wholly owned subsidiary, MCG Finance V, LLC has a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The material terms of these facilities are outlined below.

On September 30, 2004, we completed a $397.7 million term debt securitization. In addition to funding continued growth, the proceeds from the transaction were used to repay all of the outstanding borrowings under our $200 million secured warehouse facility, MCG Commercial Loan Trust 2003-1, with UBS AG and all of the outstanding borrowings under our $115 million revolving credit facility with Wachovia Bank, National Association. In connection with these repayments, we terminated these two facilities. In addition, on September 10, 2004, we entered into a $25.0 million senior secured credit facility with Bayerische Hypo-und Vereinsbank, AG and on November 10, 2004, we established a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC.

Commercial Loan Funding Trust Facility. On November 10, 2004, we established, through MCG Commercial Loan Funding Trust, a $150.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold to the trust by MCG Capital. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and sector diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Advances under the facility bear interest based on a commercial paper rate plus 1.15% and interest is payable monthly. The facility is scheduled to terminate on November 7, 2007, but may be extended under certain circumstances. There was no balance outstanding under this facility at December 31, 2004.

Term Securitization 2004-1. On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans, however as of December 31, 2004 only $355.0 million of loans had been funded. There is an additional $41.0 million of cash held by the trustee as of December 31, 2004 to be used by the 2004-1 Trust to purchase additional loans from us within 150 days of closing. The facility is secured by all of the 2004-1 Trust’s commercial loans, cash held for investment, and any loans subsequently sold to the 2004-1 Trust, which as of December 31, 2004 totaled $406.0 million. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2 and Class B Notes. The Class A-1 Notes, Class A-2 Notes and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, and $43.5 million of Class B Notes rated A2/A as rated by Moody’s and Fitch, respectively. As of December 31, 2004 $325.5 million of the Series 2004-1 Notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes and Class B Notes bear interest of LIBOR plus 0.43%, 0.65%, and 1.30%, respectively.

Senior Secured Credit Facility. On September 10, 2004, we entered into a $25.0 million senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G., and in February 2005, we increased the aggregate available loan amount under this facility to $50.0 million. New advances under the credit facility are at the discretion of the lender. The credit facility expires on September 10, 2005 and bears interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility will be secured by a first priority security interest in our tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. As of December 31, 2004, we had $25.0 million outstanding under the credit facility, and in February 2005, we increased the amount outstanding under this facility to $35.0 million.

Warehouse Facility. On January 29, 2004, our wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200 million secured warehouse credit facility with an affiliate of UBS AG. We used the warehouse credit facility to fund our origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which we securitized using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, we paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization. On December 27, 2001, we established the MCG Commercial Loan Trust 2001-1 (the “Trust”), which issued two classes of Series 2001-1 Notes. The facility is secured by all of the Trust’s commercial loans which were contributed by us and totaled $194.3 million as of December 31, 2004 and $247.5 million as of December 31, 2003. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as we receive principal collections on the underlying collateral.

The 2001-1 Trust issued $229.8 million of Class A Notes rated AAA/Aaa/AAA, and $35.4 million of Class B Notes rated A/A2/A (the “Series 2001-1 Class A Asset Backed Bonds” and “Series 2001-1 Class B Asset Backed Bonds”) as rated by Standard & Poor’s, Moody’s and Fitch, respectively. As of December 31, 2004, $116.9 million of the Series 2001-1 Notes were outstanding and $173.1 million were outstanding as of December 31, 2003. The Series 2001-1 Class A Asset Backed Bonds bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Asset Backed Bonds bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

Revolving Credit Facility. As of June 1, 2000, we, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allowed us to issue up to $200.0 million of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). On February 12, 2004, the Revolving Credit Facility was amended to, among other things, reduce our borrowing capacity from $200.0 million to $130.0 million and reduce the interest rate from a commercial paper rate plus 3.0% to LIBOR plus 1.5%.

On September 30, 2004, we paid off the revolving credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility. As of December 31, 2003, there were $131.0 million of the Series 2000-1 Notes outstanding with one investor. As of December 31, 2003, we had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which was part of the Revolving Credit Facility, that allowed us to borrow up to $25.0 million as part of the $200.0 million total facility limit for a period of up to four days. The Revolving Credit Facility was secured by $194.3 million of commercial loans as of December 31, 2003.

Each debt facility except the Senior Secured Credit Facility is funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Stockholder Registration Rights

Our amended registration rights agreement with certain of the holders of our common stock provides that at any time, subject to conditions and limitations:

•	the stockholders affiliated with The Goldman Sachs Group, Inc. have the right to demand that we file a registration statement with the Securities and Exchange Commission to register all or part of their shares of common stock; and

•	certain of our stockholders have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the Securities and Exchange Commission.

The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

SELLING STOCKHOLDERS

During our startup phase, we issued shares of our common stock in private transactions to the selling stockholders identified below to fund our initial operations, including the purchase of a loan portfolio and certain other assets from First Union National Bank.

In connection with such private financing transactions, we entered into a registration rights agreement pursuant to which we agreed to register with the SEC the resale of the shares of our common stock we issued to such selling stockholders. We also agreed to bear all expenses, other than underwriting discounts and commissions of the selling stockholders, associated with the preparation and filing of a registration statement with the SEC to register the resale of such shares.

Specifically, our registration rights agreement with such selling stockholders provides that at any time, subject to conditions and limitations:

•	the stockholders affiliated with The Goldman Sachs Group, Inc. have the right to demand that we file a registration statement with the SEC to register all or part of their shares of common stock; and

•	such selling stockholders along with other selling stockholders (which includes certain members of our management and board of directors) have the right to include all or part of their shares of common stock in registration statements that we file, whether or not for our own account, with the SEC.

The stockholders affiliated with The Goldman Sachs Group, Inc. have the right to request up to three demand registrations. All of these registration rights are subject to conditions and limitations, among them our right or the right of the underwriters of an offering to limit the number of shares included in a registration under some circumstances.

Certain members of our board of directors are affiliated with The Goldman Sachs Group, Inc.

The following table sets forth, as of March 7, 2005:

•	The name of each selling stockholder;

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, that each selling stockholder beneficially owned;

•	the number of shares of common stock beneficially owned by each selling stockholder which may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares Which May Be Offered.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of our shares of common stock, is based solely on information provided by or on behalf of the selling stockholders.

These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering (a)		Number of Shares Which May Be Offered	Shares Beneficially Owned After Offering (a)(b)
Name	Number	Percent (c)		Number		Percentage (c)
Entities affiliated with The Goldman Sachs Group, Inc.(d) c/o Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	4,038,953	8.9%	4,037,500	—	(b)	*

Interested Directors
Bryan J. Mitchell(e)	436,652	*	436,652	—	(b)	*
Steven F. Tunney(f)	356,595	*	352,095	4,500	(b)	*
Robert J. Merrick(g)	76,438	*	68,738	7,700	(b)	*

Independent Directors
Wallace B. Millner, III(h)	80,464	*	75,464	5,000	(b)	*
Jeffrey M. Bucher	2,500	*	2,000	500	(b)	*
Kenneth J. O’Keefe	2,541	*	2,000	541	(b)	*

Executive Officers
Samuel G. Rubenstein(i)	91,356	*	69,779	21,577	(b)	*
B. Hagen Saville(j)	314,968	*	309,968	5,000	(b)	*
John C. Wellons (k)	16,585	*	15,585	1,000	(b)	*

*	Less than 1%.
(a)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite that person’s name.
(b)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.
(c)	Applicable percentage of ownership is based on 45,341,630 shares of our common stock outstanding on December 14, 2004.
(d)	GS Capital Partners II, L.P. is the record holder of 2,604,933 of these shares; GS Capital Partners II Offshore, L.P. is the record holder of 1,035,573 of these shares; Goldman, Sachs & Co. Verwaltungs GmbH is the record holder of 96,083 of these shares as nominee for GS Capital Partners II (Germany) Civil Law Partnership; Stone Street Fund 1998, L.P. is the record holder of 231,132 of these shares; and Bridge Street Fund 1998, L.P. is the record holder of 69,779 of these shares, (collectively, the “Goldman Funds”). An affiliate of The Goldman Sachs Group, Inc., of which Goldman, Sachs & Co. is an indirect wholly owned subsidiary, is either the general partner, managing general partner or investment manager of each of the Goldman Funds. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. each disclaims beneficial ownership of the shares owned by such Funds to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates. Goldman, Sachs & Co. beneficially owns directly and The Goldman Sachs Group, Inc. may be deemed to beneficially own indirectly 1,280 shares of our common stock. Each of the Goldman Funds disclaims beneficial ownership of the shares owned by Goldman, Sachs & Co. except to the extent of its pecuniary interest therein.
(e)	This includes 254,058 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 109,635 restricted shares that are subject to forfeiture restrictions.
(f)	This includes 204,337 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 89,741 restricted shares that are subject to forfeiture restrictions.
(g)	This includes 16,376 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 27,362 restricted shares that are subject to forfeiture restrictions.
(h)	This includes 4,719 restricted shares for which forfeiture restrictions have lapsed.
(i)	This includes 43,432 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 16,347 restricted shares that are subject to forfeiture restrictions.
(j)	This includes 167,116 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 69,785 restricted shares that are subject to forfeiture restrictions.
(k)	This includes 13,892 restricted shares for which forfeiture restrictions have lapsed or will lapse within 60 days and 1,693 restricted shares that are subject to forfeiture restrictions.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 24,630,219 shares of our common stock. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 5,369,781 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We and the selling stockholders may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Underwriters and agents in any distribution contemplated by this prospectus and any prospectus supplement, including but not limited to at-the-market equity offerings, may from time to time include UBS Securities LLC. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling stockholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq National Market, or another exchange on which the common stock is traded.

Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling stockholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we or the selling stockholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by Riggs Bank, N.A. located at 808 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 6th and Marquette, Minneapolis, Minnesota 55479 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, an independent registered public accounting firm, at 8484 Westpark Drive, McLean, Virginia 22102, have audited our consolidated financial statements, including the schedule of investments at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004. Ernst & Young LLP also has audited our senior securities table as of December 31, 2004. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation as of December 31, 2004 and 2003, including the consolidated schedules of investments, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MCG Capital Corporation’s internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 1, 2005 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

McLean, Virginia

March 1, 2005

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	December 31,
	2004	2003
Assets
Cash and cash equivalents	$82,732	$60,072
Cash, securitization accounts	79,473	33,434
Investments at fair value
Commercial loans (cost of $767,282 and $615,253, respectively)	760,489	605,551
Investments in equity securities (cost of $131,472 and $112,850, respectively)	119,911	93,391
Unearned income on commercial loans	(12,529)	(16,416)

Total investments	867,871	682,526
Interest receivable	5,729	5,717
Other assets	17,706	9,166

Total assets	$1,053,511	$790,915

Liabilities
Borrowings	$467,400	$304,131
Interest payable	2,925	1,185
Dividends payable	19,043	16,267
Other liabilities	9,930	5,382

Total liabilities	499,298	326,965

Commitments and contingencies

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 100,000 shares, 45,342 issued and outstanding on December 31, 2004 and 38,732 issued and outstanding on December 31, 2003	453	387
Paid-in capital	640,879	529,168
Distributions in excess of earnings:
Paid-in Capital	(28,998)	(7,811)
Other	(27,780)	(18,429)
Net unrealized depreciation on investments	(18,354)	(29,161)
Stockholder loans	(4,601)	(5,293)
Unearned compensation—restricted stock	(7,386)	(4,911)

Total stockholders’ equity	554,213	463,950

Total liabilities and stockholders’ equity	$1,053,511	$790,915

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2004	2003	2002
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$51,898	$63,624	$65,774
Affiliate investments (5% to 25% owned)	3,999	4,894	3,974
Control investments (more than 25% owned)	21,954	3,231	2,651

Total interest and dividend income	77,851	71,749	72,399
Advisory fees and other income
Non-affiliate investments (less than 5% owned) and other income	9,306	4,508	4,534
Affiliate investments (5% to 25% owned)	495	2,098	—
Control investments (more than 25% owned)	5,465	2,335	—

Total advisory fees and other income	15,266	8,941	4,534

Total operating income	93,117	80,690	76,933

Operating expenses
Interest expense	10,509	10,053	11,157
Employee compensation:
Salaries and benefits	15,693	9,210	8,082
Long-term incentive compensation	11,683	6,347	6,627

Total employee compensation	27,376	15,557	14,709
General and administrative expense	10,142	7,485	6,316

Total operating expenses	48,027	33,095	32,182

Net operating income before investment gains and losses	45,090	47,595	44,751

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	1,939	(7,616)	(9,617)
Affiliate investments (5% to 25% owned)	(2,531)	(48)	—
Control investments (more than 25% owned)	(7,658)	(11,916)	—

Total net realized gains (losses) on investments	(8,250)	(19,580)	(9,617)
Net change in unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	378	15,444	(9,946)
Affiliate investments (5% to 25% owned)	(1,186)	576	(1,089)
Control investments (more than 25% owned)	11,615	(2,060)	(20,884)

Total net change in unrealized appreciation (depreciation) on investments	10,807	13,960	(31,919)

Net investment gains (losses)	2,557	(5,620)	(41,536)

Net income	$47,647	$41,975	$3,215

Earnings per common share basic	$1.16	$1.28	$0.11
Earnings per common share diluted	$1.15	$1.28	$0.11
Cash dividends declared per common share	$1.68	$1.65	$1.76
Weighted average common shares outstanding	41,244	32,715	28,539
Weighted average common shares outstanding and dilutive common stock equivalents	41,298	32,739	28,570

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Stockholders’ Equity

(in thousands, except per share amounts)

	Common stock		Paid-in Capital	Stockholder Loans	Unearned Compensation- Restricted stock	Distributions In Excess of Earnings		Net Unrealized Depreciation on Investments	Total Stockholders’ Equity
	Shares	Amount				Paid-in Capital	Other
Balance December 31, 2001	28,287	$283	$370,087	$(6,510)	$(13,077)	—	$12,792	$(11,202)	$352,373
Net income							35,134	(31,919)	3,215
Issuance of common shares, net of costs	3,000	30	50,220						50,250
Dividends declared, $1.76 per share:
Distribution from net investment income							(49,750)		(49,750)
Dividend reinvestment	20	—	313						313
Amortization of restricted stock awards					3,988				3,988
Change in vesting of restricted stock awards									—
Reduction in employee loans	(48)	—	(659)	997	523				861

Balance December 31, 2002	31,259	313	419,961	(5,513)	(8,566)	—	(1,824)	(43,121)	361,250
Net income							28,015	13,960	41,975
Issuance of common shares, net of costs	7,475	74	108,759						108,833
Dividends declared, $1.65 per share:
Distribution from net investment income							(40,423)		(40,423)
Distribution from capital gains							(4,197)		(4,197)
Return of capital distribution						(7,811)			(7,811)
Dividend reinvestment	5	—	77						77
Amortization of restricted stock awards					4,072				4,072
Change in vesting of restricted stock awards			506		(506)				—
Reduction in employee loans	(7)		(135)	220	89				174

Balance December 31, 2003	38,732	387	529,168	(5,293)	(4,911)	(7,811)	(18,429)	(29,161)	463,950
Net income							36,840	10,807	47,647
Issuance of common shares, net of costs	6,622	66	99,968						100,034
Dividends declared, $1.68 per share:
Distribution from net investment income							(43,700)		(43,700)
Distribution from capital gains							(2,491)		(2,491)
Return of capital distribution						(21,187)			(21,187)
Dividend reinvestment	6	—	97						97
Amortization of restricted stock awards					9,401				9,401
Change in vesting of restricted stock awards			11,903		(11,903)				—
Reduction in employee loans	(18)		(257)	692	27				462

Balance December 31, 2004	45,342	$453	$640,879	$(4,601)	$(7,386)	$(28,998)	$(27,780)	$(18,354)	$554,213

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2004	2003	2002
Operating activities
Net income	$47,647	$41,975	$3,215
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,021	584	411
Amortization of restricted stock awards	9,401	4,072	3,988
Amortization of deferred debt issuance costs	1,558	1,246	1,984
Net realized (gains) losses on investments	8,250	19,580	9,617
Net change in unrealized depreciation (appreciation) on investments	(10,807)	(13,960)	31,919
(Increase) decrease in cash—securitization accounts from interest collections	(1,348)	2,229	(8,214)
Increase in interest receivable	(773)	(1,504)	(167)
(Increase) decrease in accrued payment-in-kind interest and dividends	(3,239)	(11,296)	(13,001)
Decrease in unearned income	(6,207)	(6,317)	(1,725)
Decrease in other assets	424	847	2,234
Increase (decrease) in interest payable	1,740	(342)	1,119
Increase (decrease) in other liabilities	5,264	2,413	(256)

Net cash provided by operating activities	52,931	39,527	31,124

Investing activities
Originations, draws and advances on loans	(339,102)	(96,602)	(168,277)
Principal payments on loans	168,340	142,839	75,478
Purchase of equity investments	(16,026)	(45,106)	(5,111)
Proceeds from sales of equity investments	13,861	5,870	—
Purchase of premises, equipment and software	(665)	(1,159)	(780)
Other acquisitions	(2,208)	—	—

Net cash provided by (used in) investing activities	(175,800)	5,842	(98,690)

Financing activities
Net proceeds (payments) from borrowings	120,314	(58,950)	76,176
(Increase) decrease in cash—securitization accounts for paydown of principal on debt	(1,736)	6,751	(30,217)
Payment of financing costs	(6,758)	(3)	(28)
Dividends paid	(66,884)	(51,573)	(63,593)
Issuance of common stock, net of costs	100,131	108,910	50,563
Repayment of loans to officers/shareholders	462	179	790

Net cash used in financing activities	145,529	5,314	33,691

Increase in cash and cash equivalents	22,660	50,683	(33,875)
Cash and cash equivalents at beginning of year	60,072	9,389	43,264

Cash and cash equivalents at end of year	$82,732	$60,072	$9,389

Supplemental disclosures
Interest paid	$7,210	$9,149	$8,055
Income taxes paid (received)	(98)	(876)	(2,907)

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Non-affiliate investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (9.8%, Due 6/11)		$7,130	$7,130
		Subordinated Debt (11.6%, Due 6/11)		1,300	1,300

Ames True Temper, Inc.	Industrial Equipment	Senior Debt (5.4%, Due 6/11)		995	1,008

Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (9.1%, Due 12/08)		4,000	4,000

Auto Europe, LLC	Equipment Leasing	Senior Debt (11.3%, Due 12/07)		5,819	5,819

Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (8.0%, Due 9/11)		6,049	6,049

Boucher Communications, Inc.(2)	Publishing	Senior Debt (7.9%, Due 6/07)		1,000	1,000
		Stock Appreciation Rights	5.0%	—	402

Builders First Source, Inc.	Building & Development	Senior Debt (5.4%, Due 2/10)		4,963	5,018
		Subordinated Debt (10.9%, Due 2/10)		2,000	2,033

Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (6.8%, Due 6/07-6/10)		19,625	19,625

CCG Consulting, LLC	Business Services	Senior Debt (14.4%, Due 6/05)		1,428	1,428
		Warrants to purchase Common Stock	19.9%	—	—

CEI Holdings, Inc.	Cosmetics/Toiletries	Subordinated Debt (9.1%, Due 12/11)		2,000	2,025

Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.8%, Due 7/10)		1,904	1,931

Community Media Group, Inc.(2)	Newspaper	Senior Debt (7.4%, Due 9/10)		23,346	23,346

Creative Loafing, Inc.(2)	Newspaper	Senior Debt (9.1%, Due 6/10)		19,500	19,500

Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (11.2%, Due 3/09-6/10)		10,478	10,478

Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (9.1%, Due 12/06)		6,389	6,389
		Subordinated Debt (14.1%, Due 12/06)		10,723	10,723

dick clark productions, inc.	Broadcasting	Subordinated Debt (18.3%, Due 7/08)		17,854	17,854
		Warrants to purchase Common Stock	5.3%	858	721
		Common Stock (235,700 shares)	0.5%	210	111

The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%	88	37

FTI Technologies Holdings, Inc.(2)	Technology	Senior Debt (6.6%, Due 9/08)		17,000	17,000
		Warrants to purchase Common Stock	4.2%	—	—

Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (9.5%, Due 12/12)		5,000	5,025

GCA Services Group, Inc.	Commercial Services	Subordinated Debt (10.0%, Due 11/09)		10,000	10,000

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Graycom, LLC(6)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	$71	$80
The Hillman Group, Inc.	Home Furnishings	Senior Debt (5.5%, 3/11)		5,955	6,037
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (7.2%, Due 3/11)		4,883	4,677
Hometown Telephone, LLC(6)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—
I-55 Internet Services, Inc.	Telecommunications	Senior Debt (15.6%, Due 12/06)		2,013	2,013
		Warrants to purchase Common Stock	20.0%	366	194
IDS Telcom LLC	Telecommunications	Senior Debt (12.6%, Due 6/06)		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	2,801
Images.com, Inc.	Information Services	Senior Debt (14.6%, Due 12/07)		3,118	3,118
Information Today, Inc.(2)	Information Services	Senior Debt (12.0%, Due 9/08)		8,792	8,792
International Media Group, Inc.	Broadcasting	Senior Debt (7.0%, Due 8/09)		7,980	7,980
Jeffrey A. Stern(6)	Other	Senior Debt (0.0%, Due 4/06)		45	45
Jenzabar, Inc.(2)	Technology	Senior Debt (10.5%, Due 4/09)		12,000	12,000
		Subordinated Debt (14.0%, Due 4/12)		7,172	7,172
		Senior Preferred Stock (5,000 shares)	100.0%	5,281	5,281
		Subordinated Preferred Stock (109,800 shares)	100.0%	1,098	1,098
		Warrants to purchase Common Stock	18.0%	422	1,124
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (5.9%, Due 12/11)		8,705	8,705
Joseph C. Millstone	Telecommunications	Senior Debt (8.6%, Due 7/05)		500	500
Knowledge Learning Corporation	Healthcare	Senior Debt (7.0%, Due 12/10)		7,068	7,112
The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt (7.1%, Due 5/05)		9,747	9,747
LaGrange Acquisition LP	Oil and Gas	Senior Debt (5.4%, Due 1/08)		5,000	5,091
Lakeland Finance, LLC	Leisure Activities	Senior Debt (6.4%, Due 9/09)		3,875	3,875
		Subordinated Debt (9.2%, Due 9/10)		1,500	1,500
Le-Nature’s, Inc.	Beverage and Tobacco	Senior Debt (6.5%, Due 6/10)		2,985	3,030
Maidenform, Inc.	Clothing/Textiles	Senior Debt (5.4%, Due 5/10)		4,887	4,973
		Subordinated Debt (10.2%, Due 5/11)		1,808	1,853
Majesco Holdings Inc.(6)(15)	Leisure Goods	Common Stock (3,641 shares)	0.02%	57	38

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Managed Health Care Associates, Inc.	Drugs	Senior Debt (8.0%, Due 6/09-6/10)		$5,811	$5,811
Metropolitan Telecommunications Holding Company(2)	Telecommunications	Senior Debt (10.5%, Due 10/06)		13,925	13,925
		Subordinated Debt (10.5%, Due 10/06)		12,328	12,328
		Preferred Stock (18,000 shares)	100.0%	2,019	2,075
		Warrants to purchase Common Stock	28.0%	2,805	5,258
MedAssets, Inc.	Healthcare	Senior Debt (7.3%, Due 3/07)		4,073	4,129
		Subordinated Debt (12.6%, Due 3/08)		2,500	2,550
The Meow Mix Company	Food Products	Senior Debt (6.9%, Due 10/09)		3,760	3,736
Miles Media Holding, Inc.(2)	Publishing	Senior Debt (13.3%, Due 6/07)		7,376	7,376
		Warrants to purchase Common Stock	12.1%	20	279
Minnesota Publishers, Inc.(2)	Newspaper	Senior Debt (4.9%, Due 12/09)		14,250	14,250
Monotype Imaging Holdings Corp.	Technology	Senior Debt (5.8%, Due 11/09)		4,950	4,950
MultiPlan, Inc.	Insurance	Senior Debt (5.3%, Due 3/09)		4,444	4,494
Nalco Company	Ecological Services	Senior Debt (4.3%, Due 11/10)		4,162	4,219
New Century Companies, Inc.(6)	Industrial	Common Stock (160,000 shares)	2.3%	157	46
	Equipment	Warrants to purchase Common Stock	0.4%	—	—
New Vision Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.8%, Due 9/09)		16,033	16,033
New Wave Communications, LLC(2)	Cable	Senior Debt (11.5%, Due 9/10)		11,406	11,406
nii communications, inc.(2)	Telecommunications	Senior Debt (13.0%, Due 1/05)		7,749	7,749
		Common Stock (100,000 shares)	2.8%	400	214
		Warrants to purchase Common Stock	36.5%	1,218	2,349
PartMiner, Inc.(2)	Information Services	Senior Debt (13.1%, Due 6/09)		6,055	6,055
Powercom Corporation(2)	Telecommunications	Senior Debt (10.0%, Due 12/06)		2,050	2,050
		Warrants to purchase Class A Common Stock	20.0%	278	104
Professional Paint Inc.	Chemicals/Plastics	Senior Debt (5.7%, Due 9/10-9/11)		3,456	3,504
R.R. Bowker LLC(2)	Information Services	Senior Debt (8.2%, Due 12/08-12/09)		15,700	15,700
Refco Group Ltd., LLC	Financial Intermediaries	Senior Debt (5.2%, Due 8/11)		4,988	5,036
Sagamore Hill Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.9%, Due 11/09)		12,000	12,000
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (5.5%, Due 11/10)		3,000	3,058

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Solo Cup Company	Containers & Glass	Senior Debt (4.9%, Due 2/11)		$4,966	$5,050
Sterigenics International, Inc.	Healthcare	Senior Debt (4.9%, Due 6/11)		4,975	5,037
Stonebridge Press, Inc.(2)	Newspaper	Senior Debt (6.9%, Due 9/09)		4,940	4,940
SXC Health Solutions, Inc.(2)(13)	Technology	Senior Debt (11.0%, Due 12/10)		13,600	13,600
		Common Stock (1,111,111 shares)	1.9%	1,235	1,288
Talk America Holdings, Inc.(6)	Telecommunications	Common Stock (215,644 shares)	0.8%	499	1,428
		Warrants to purchase Common Stock	0.7%	25	229
Team Express, Inc.	Specialty Retail	Senior Debt (8.6%, 12/09-12/10)		16,000	16,000
		Subordinated Debt (15.0%, Due 6/11)		7,015	7,015
Tippmann Sports, LLC	Leisure Goods	Senior Debt (8.3%, Due 6/09)		8,083	8,083
United Industries Corporation	Farming & Agriculture	Senior Debt (4.7%, Due 4/11)		2,981	3,032
U. S. I. Holdings Corporation	Insurance	Senior Debt (4.6%, Due 8/08)		995	1,000
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%	500	—
Waddington North America, Inc.	Containers & Glass	Senior Debt (4.6%, Due 4/11)		4,850	4,785
Wicks Business Information, LLC	Publishing	Unsecured Note (4.0%, Due 4/06)		200	200
Wiesner Publishing Company, LLC(2)	Publishing	Senior Debt (10.5%, Due 6/09-12/10)		6,763	6,763
		Subordinated Debt (18.0%, Due 12/10)		4,141	4,141
		Warrants to purchase membership interest in LLC	15.0%	406	209
WirelessLines II, Inc.	Telecommunications	Senior Debt (8.0%, Due 4/07)		321	321
Witter Publishing Co., Inc.	Publishing	Senior Debt (12.1%, Due 12/07)		2,601	2,000
		Warrants to purchase Common Stock	20.0%	146	—
Wyoming Newspapers, Inc.(2)	Newspaper	Senior Debt (9.4%, Due 12/12)		15,000	15,000
Total Non-affiliate investments				573,658	578,416

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Affiliate investments(3):
All Island Media, Inc.	Newspaper	Senior Debt (13.5%, Due 9/08)		$6,800	$6,800
		Common Stock (500 shares)	8.6%	500	500
Executive Enterprise Institute, LLC(6)	Business Services	LLC Interest	10.0%	301	111
On Target Media, LLC	Publishing	Senior Debt (8.6%, Due 9/09)		20,000	20,000
		Subordinated Debt (15.1%, Due 3/10)		10,243	10,243
		Class A LLC Interest	6.8%	1,508	1,508
		Class B LLC Interest	16.9%	—	—
Sunshine Media Delaware, LLC(2)	Publishing	Senior Debt (12.0%, Due 12/07)		12,563	8,563
		Class A LLC Interest	12.8%	564	—
		Warrants to purchase Class B LLC interest	100.0%	—	—
ViewTrust Technology, Inc.(6)	Technology	Common Stock (75 shares)	7.5%	1	3
Total Affiliate investments				52,480	47,728
Control investments: Non-majority owned(4):
Creatas, L.L.C.(2)	Information	Senior Debt (8.3%, Due 3/08)		19,331	19,331
	Services	Investor Class LLC Interest Guaranty ($501)	100.0%	1,273	23,411
ETC Group, LLC(10)	Publishing	Senior Debt (9.0%, Due 6/08)		1,200	1,200
		Series A LLC Interest	100.0%	650	—
		Series C LLC Interest	100.0%	100	—
Fawcette Technical Publications Holding(2)	Publishing	Senior Debt (12.6%, Due 12/06)		12,545	12,545
		Subordinated Debt (12.6%, Due 12/06)		3,940	3,940
		Series A Preferred Stock (8,473 shares)	100.0%	2,569	—
		Common Stock (5,010,379 shares)	36.0%	—	—
National Systems Integration, Inc.(6)(9)	Security Alarm	Senior Debt (8.5%, Due 12/06) Class B-2 Preferred Stock (500,000 shares)	100.0%	910 4,409	— —
		Common Stock (460,000 shares)	46.0%	—	—
Platinum Wireless, Inc.	Telecommunications	Senior Debt (8.0%, Due 6/06)		777	777
		Common Stock (2,937 shares)	37.0%	4,640	4,168
		Option to purchase Common Stock	1.5%	272	84
Total Control investments: Non-majority-owned				52,616	65,456

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2004

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)	Cost	Fair Value

Control investments: Majority-owned(5):
Bridgecom Holdings, Inc.(2)(11)	Telecommunications	Senior Debt (11.7%, Due 8/05-8/07)		$23,634	$23,634
		Preferred Stock (36,444 shares)	100.0%	40,923	41,420
		Common Stock (947,880 shares)	100.0%	—	—
ClearTel Communications, Inc.(2)(14)	Telecommunications	Senior Debt (11.3%, Due 7/05)		23,723	23,723
		Subordinated Debt (11.3%, Due 7/05)		2,863	2,863
		Preferred Stock (120,000 shares)	100.0%	9,196	—
		Common Stock (9 shares)	100.0%	540	—
		Guaranty ($158)
Copperstate Technologies, Inc.	Security Alarm	Senior Debt (11.0%, Due 9/05)		1,060	1,060
		Class A Common Stock (20,000 shares)	93.0%	2,000	1,823
		Class B Common Stock (10 shares)	0.0%	—	—
		Warrants to purchase Class B Common Stock	97.3%	—	—
		Guaranty ($1,000)
Corporate Legal Times L.L.C.	Publishing	Senior Debt (17.0%, Due 12/04)		4,625	4,625
		Subordinated Debt (18.0%, Due 12/04)		1,444	1,419
		LLC Interest	90.6%	313	—
Crystal Media Network, LLC(6)(7)	Broadcasting	Senior Debt (9.2%, Due 5/06)		1,060	1,060
		LLC Interest	100.0%	6,132	4,802
Interactive Business Solutions, Inc.	Security Alarm	Senior Debt (8.0%, Due 4/06)		75	75
		Common Stock (100 shares)	100.0%	2,750	432
Midwest Tower Partners, LLC(2)	Telecommunications	Subordinated Debt (14.0%, Due 2/07)		16,143	16,143
		Preferred LLC Interest	91.0%	1,770	1,770
		Common LLC Interest	79.2%	201	201
Superior Publishing Corporation(2)(12)	Newspaper	Senior Debt (7.5%, Due 12/06)		20,759	20,759
		Subordinated Debt (20.0%, Due 12/06)		20,405	20,405
		Preferred Stock (7,999 shares)	100.0%	7,999	8,975
		Common Stock (100 shares)	100.0%	365	494
Telecomm South, LLC(6)	Telecommunications	Senior Debt (12.0%, Due 7/05)		2,850	748
		LLC Interest	100.0%	11	—
UMAC, Inc.(6)	Publishing	Common Stock (100 shares)	100.0%	10,133	47
Working Mother Media, Inc.(6)	Publishing	Senior Debt (6.0%, Due 12/05)		7,526	7,526
		Class A Preferred Stock (11,497 shares)	99.2%	11,497	4,796
		Class B Preferred Stock (1 share)	100.0%	1	—
		Class C Preferred Stock (1 share)	100.0%	1	—
		Common Stock (510 shares)	51.0%	1	—
		Guaranty ($ 1,191)
Total Control investments: Majority-owned				220,000	188,800
Total Investments				898,754	880,400

Unearned income				(12,529)	(12,529)

Total Investments net of unearned income				$886,225	$867,871

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
Non-affiliate investments (less than 5% owned):
21st Century Newspapers, Inc.	Newspaper	Subordinated Debt (14.0%, Due 3/09)		$22,266	$22,266
		Common Stock (9,182 shares)	1.0%	453	667
aaiPharma Inc.	Drugs	Senior Debt (4.5%, Due 12/09)		4,875	4,875
The Adrenaline Group, Inc.(6)	Technology	Common Stock (221,338 shares)	2.7%	—	4
American Consolidated Media Inc.(2)	Newspaper	Senior Debt (11.5%, Due 3/09)		19,300	19,300
Auto Europe, LLC	Equipment Leasing	Senior Debt (9.0%, Due 12/07)		10,000	10,000
Badoud Enterprises, Inc.(2)	Newspaper	Senior Debt (7.2%, Due 9/09)		7,675	7,675
Barcom Electronic Inc.	Security Alarm	Senior Debt (12.7%, Due 8/07)		3,393	3,393
Boucher Communications, Inc.(2)	Publishing	Senior Debt (5.2%, Due 9/04)		1,400	1,400
		Stock Appreciation Rights	5.0%	—	340
Bridgecom Holdings, Inc.(2)(11)	Telecommunications	Senior Debt (11.8%, Due 8/06-8/07)		22,114	22,114
		Warrants to purchase Common Stock	13.0%	2,122	4,364
Brookings Newspapers, L.L.C.(2)	Newspaper	Senior Debt (4.4%, Due 7/10)		2,700	2,700
Cambridge Information Group, Inc.(2)	Information Services	Senior Debt (7.5%, Due 8/04-8/07)		15,450	15,450
CCG Consulting, LLC	Business Services	Senior Debt (13.2%, Due 6/05)		1,451	1,451
		Warrants to purchase membership interest in LLC	21.5%	—	—
Community Media Group, Inc.(2)	Newspaper	Senior Debt (4.2%, Due 6/11)		10,345	10,345
Connective Corp.(6)(15)	Leisure Goods	Common Stock (25,486 shares)	0.2%	57	25
Creative Loafing, Inc.(2)	Newspaper	Senior Debt (6.7%, Due 9/08)		14,050	14,050
Crescent Publishing Company LLC(2)	Newspaper	Senior Debt (13.7%, Due 3/09-6/10)		14,304	14,304

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
Cruz Bay Publishing, Inc.(2)	Publishing	Senior Debt (8.2%, Due 12/06)		$6,200	$6,200
		Subordinated Debt (13.2%, Due 12/06)		4,035	4,035
Dakota Imaging, Inc.	Technology	Senior Debt (18.0%, Due 6/07)		7,062	7,062
		Warrants to purchase Common Stock	9.4%	1,586	1,671
dick clark productions, inc.	Broadcasting	Subordinated Debt (18.3%, Due 7/08)		16,479	16,479
		Warrants to purchase Common Stock	5.6%	858	639
		Common Stock (150,000 shares)	0.4%	150	49
Dowden Health Media, Inc.	Publishing	Senior Debt (4.7%, Due 9/05)		700	700
The e-Media Club, LLC(6)	Investment Fund	LLC Interest	0.8%	88	27
FTI Technologies Holdings, Inc.(2)	Technology	Senior Debt (4.2%, Due 9/06)		22,450	22,450
		Warrants to purchase Common Stock	4.2%	—	—
Graycom, LLC(6)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	71	74
Hometown Telephone, LLC(6)	Telecommunications	Warrants to purchase membership interest in LLC	27.8%	—	—
I-55 Internet Services, Inc.	Telecommunications	Senior Debt (10.3%, Due 9/05)		2,301	2,301
		Warrants to purchase Common Stock	7.5%	103	156
IDS Telcom LLC	Telecommunications	Senior Debt (12.0%, Due 6/06)		18,823	18,823
		Warrants to purchase membership interest in LLC	27.8%	2,693	3,101
Images.com, Inc.	Information Services	Senior Debt (14.5%, Due 12/07)		3,188	1,722
Information Today, Inc.(2)	Information Services	Senior Debt (16.0%, Due 9/08)		9,192	9,192
Jeffrey A. Stern(6)	Other	Senior Debt (0.0%, Due 4/06)		50	50

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
The Joseph F. Biddle Publishing Company(2)	Newspaper	Senior Debt (4.6%, Due 12/11)		$10,305	$10,305
Joseph C. Millstone	Telecommunications	Senior Debt (7.2%, Due 7/05)		500	500
The Korea Times Los Angeles, Inc.	Newspaper	Senior Debt (7.6%, Due 5/05-5/06)		10,602	10,602
Manhattan Telecommunications	Telecommunications	Senior Debt (11.5%, Due 10/06)		13,925	13,925
Corporation(2)		Subordinated Debt (11.5%, Due 10/06)		12,328	12,328
		Preferred Stock (18,000 shares)	100.0%	1,800	1,854
		Warrants to purchase Common Stock	28.0%	2,805	4,021
Marketron International, Inc.(6)(8)	Business Services	Warrants to purchase Common Stock	1.5%	—	—
McGinnis-Johnson Consulting, LLC(2)	Newspaper	Subordinated Debt (20.0%, Due 10/04)		10,531	10,531
The Meow Mix Company	Food Products	Senior Debt (4.7%, Due 7/09)		4,969	4,969
Midwest Towers Partners, LLC(2)	Telecommunications	Senior Debt (8.4%, Due 6/04)		17,009	17,009
Miles Media Group, Inc.(2)	Publishing	Senior Debt (14.0%, Due 6/07)		7,906	7,906
Minnesota Publishers, Inc.(2)	Newspaper	Warrants to purchase Common Stock	12.4%	21	21
		Senior Debt (3.7%, Due 12/09)		14,250	14,250
New Century Companies, Inc.(6)	Industrial Equipment	Common Stock (160,000 shares)	2.3%	157	144
		Warrants to purchase Common Stock	0.4%	—	—
New Vision Broadcasting, LLC(2)	Broadcasting	Senior Debt (9.8%, Due 9/09)		13,367	13,367
New Wave Communications, LLC(2)	Cable	Senior Debt (11.5%, Due 9/10)		8,804	8,804

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
nii communications, inc.(2)	Telecommunications	Senior Debt (12.2%, Due 9/04)		$7,353	$7,353
		Common Stock (100,000 shares)	3.0%	400	137
		Warrants to purchase Common Stock	38.5%	1,218	1,501
NOW Communications, Inc.(2)	Telecommunications	Senior Debt (16.2%, Due 12/03)		4,783	4,125
		Warrants to purchase Common Stock	10.0%	—	—
Pacific-Sierra Publishing, Inc.	Newspaper	Senior Debt (15.6%, Due 4/04)		25,734	25,734
Powercom Corporation(2)	Telecommunications	Senior Debt (10.0%, Due 12/06)		2,160	2,160
		Warrants to purchase Class A Common Stock	18.6%	263	211
R.R. Bowker LLC(2)	Information Services	Senior Debt (9.0%, Due 8/07)		9,500	9,500
		Warrants to purchase membership interest in LLC	14.0%	882	1,434
Robert N. Snyder	Information Services	Senior Debt (4.0%, Due 12/04)		1,300	1,300
Stonebridge Press, Inc.(2)	Newspaper	Senior Debt (6.7%, Due 9/09)		5,466	5,466
SXC Health Solutions, Inc.(2)(13)	Technology	Senior Debt (10.5%, Due 12/08)		7,600	7,600
Talk America Holdings, Inc.(6)	Telecommunications	Common Stock (215,644 shares)	0.8%	499	2,484
		Warrants to purchase Common Stock	0.8%	25	474
TGI Group, LLC	Information Services	Senior Debt (11.5%, Due 4/07)		6,225	6,225
		Warrants to purchase membership interest in LLC	5.0%	126	—
Tower Resource Management, Inc.	Telecommunications	Senior Debt (9.7%, Due 9/04)		1,503	1,503
		Warrants to purchase Common Stock	8.9%	—	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company (16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
VS&A-PBI Holding LLC(6)	Publishing	LLC Interest	0.8%	$500	$—
Wicks Business Information, LLC	Publishing	Unsecured Note (4.3%, Due 4/06)		200	200
Wiesner Publishing Company, LLC(2)	Publishing	Senior Debt (12.0%, Due 6/08)		5,461	5,461
		Subordinated Debt (17.0%, Due 6/08)		5,623	5,623
		Warrants to purchase membership interest in LLC	15.0%	406	398
WirelessLines II, Inc.	Telecommunications	Senior Debt (8.0%, Due 4/07)		437	437
Witter Publishing Co., Inc.	Publishing	Senior Debt (14.2%, Due 6/06)		2,340	2,340
		Warrants to purchase Common Stock	10.5%	87	78
Wyoming Newspapers, Inc.(2)	Newspaper	Senior Debt (5.0%, Due 7/10)		10,378	10,378
Total Non-affiliate investments				477,732	482,112
Affiliate investments(3):
All Island Media, Inc.	Newspaper	Senior Debt (11.0%, Due 9/08)		8,000	8,000
		Common Stock (500 shares)	9.1%	500	500
Country Media, Inc.	Newspaper	Senior Debt (11.0%, Due 9/10)		7,176	7,176
		Common Stock (10,000 shares)	6.3%	100	134
Creatas, L.L.C.(2)	Information Services	Senior Debt (12.3%, Due 3/08)		17,735	17,735
		Investor Class LLC	100.0%	1,273	2,951
		Interest Guaranty ($501)
Executive Enterprise Institute, LLC(6)	Business Services	LLC Interest	10.0%	301	—
Netplexus Corporation(2)(6)	Technology	Senior Debt (13.0%, Due 11/06)		1,817	170
		Preferred Stock (405,189 shares)	51.0%	766	—
		Warrants to purchase Class A Common Stock	4.8%	—	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
Sunshine Media Delaware, LLC(2)	Publishing	Senior Debt (14.5%, Due 12/07)		$12,839	$12,516
		Class A LLC Interest	12.8%	564	—
		Warrants to purchase Class B LLC interest	100.0%	—	—
ViewTrust Technology(6)	Technology	Common Stock (75 shares)	7.5%	1	1
Total Affiliate investments				51,072	49,183
Control investments: Non-majority-owned(4):
ETC Group, LLC(10)	Publishing	Senior Debt (9.0%, Due 6/08)		1,200	1,200
		Series A LLC Interest	100.0%	650	650
		Series C LLC Interest	100.0%	100	100
Fawcette Technical Publications Holding(2)	Publishing	Senior Debt (12.3%, Due 12/06)		12,160	12,160
		Subordinated Debt (12.3%, Due 12/06)		3,906	3,906
		Series A Preferred Stock (8,473 shares)	100.0%	2,569	718
		Common Stock (5,010,379 shares)	36.0%	—	—
National Systems Integration, Inc.(9)	Security Alarm	Senior Debt (10.0%, Due 9/04)		500	500
		Class B-2 Preferred Stock (500,000 shares)	100.0%	4,409	3,833
		Common Stock (460,000 shares)	46.0%	—	—
Platinum Wireless, Inc.	Telecommunications	Senior Debt (8.0%, Due 6/06)		875	875
		Common Stock (2,937 shares)	37.0%	4,640	4,519
		Options to purchase Common Stock	1.5%	272	98
Total Control investments: Non-majority-owned				31,281	28,559

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
Control investments: Majority-owned(5):
AMI Telecommunications	Telecommunications	Senior Debt (0.0%, Due 11/08)		$3,100	$237
Corporation(2)(6)		Series A-1 Preferred Stock (11,270 shares)	82.3%	700	—
		Series A-2 Preferred Stock (54,807 shares)	100.0%	1,995	—
		Series A-3 Preferred Stock (11,846 shares)	37.5%	1,100	—
		Common Stock (65 shares)	5.1%	200	—
Biznessonline.com, Inc.(2)(14)	Telecommunications	Senior Debt (11.0%, Due 6/04)		18,556	18,556
		Preferred Stock (70,000 shares)	100.0%	4,864	—
		Common Stock (27,661,084 shares)	73.2%	540	—
Copperstate Technologies, Inc.	Security Alarm	Senior Debt (11.0%, Due 9/05)		910	910
		Class A Common Stock (20,000 shares)	93.0%	2,000	2,160
		Class B Common Stock (10 shares)	0.1%	—	1
		Warrants to purchase Class B Common Stock	99.9%	—	1,343
Corporate Legal Times L.L.C.	Publishing	Senior Debt (21.0%, Due 12/04)		4,624	4,302
		Subordinated Debt (18.0%, Due 12/04)		1,340	—
		LLC Interest	90.6%	313	—
Crystal Media Network, LLC(7)	Broadcasting	LLC Interest	100.0%	6,132	5,149
Interactive Business Solutions,	Security Alarm	Senior Debt (10.0%, Due 3/04)		75	75
Inc.		Common Stock (100 shares)	100.0%	2,750	1,351
Superior Publishing	Newspaper	Senior Debt (7.5%, Due 12/06)		20,760	20,760
Corporation.(2)(15)		Subordinated Debt (20.0%, Due 12/06)		28,000	28,000
		Preferred Stock (7,999 shares)	100.0%	7,999	7,999
		Common Stock (100 shares)	100.0%	1	1
Telecom North Corp.(11)	Telecommunications	Preferred Stock (32,144 shares)	100.0%	31,856	31,856
		Common Stock (336 shares)	100.0%	—	—
Telecomm South, LLC(6)	Telecommunications	Senior Debt (12.0%, Due 7/04)		3,292	2,210
		LLC Interest	100.0%	10	—

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

Portfolio Company	Industry	Title of Securities Held by the Company(16)	Percentage of Class Held on a Fully Diluted Basis(1)
				Cost	Fair Value
UMAC, Inc.(6)	Publishing	Common Stock (100 shares)	100.0%	$10,375	$344
Working Mother Media, Inc.(6)	Publishing	Senior Debt (6.0%, Due 11/04)		8,026	8,026
		Class A Preferred Stock (8,497 shares)	98.8%	8,497	5,808
		Class B Preferred Stock (1 share)	100.0%	1	—
		Class C Preferred Stock (1 share)	100.0%	1	—
		Common Stock (510 shares)	51.0%	1	—
Total Control investments: Majority-owned				168,018	139,088
Total Investments				728,103	698,942

Unearned income				(16,416)	(16,416)

Total Investments net of unearned income				$711,687	$682,526

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2003

(Dollars in thousands)

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In February 2003, we acquired the assets of NBG Radio Networks, Inc. in satisfaction of debt. The assets are held and operated through a separate portfolio company, Crystal Media Network, LLC, which is a wholly owned indirect subsidiary of MCG Capital Corporation.
(8)	In February 2003, BuyMedia Inc. changed its name to Marketron International, Inc.
(9)	In March 2003, we converted $8,631 of senior debt and $1,262 of debtor in possession financing in Intellisec Holdings, Inc., into preferred and common stock in connection with a plan of reorganization. In March 2003, Intellisec Holdings, Inc. changed its name to National Systems Integration, Inc. In June 2004, National Systems Integration, Inc. ceased operations and filed for protection under Chapter 7 of the United States Bankruptcy Code.
(10)	In July 2003, we acquired the assets of THE Journal LLC in satisfaction of debt and transferred those assets to a wholly owned subsidiary, ETC Group, LLC. In August 2003, we sold 50% of the equity in ETC Group, LLC to third party investors.
(11)	In December 2003, Telecom North Corp., a wholly owned portfolio company, entered into an agreement to merge with another of our portfolio companies, Bridgecom Holdings, Inc. The merger was completed in March 2004 with Bridgecom Holdings, Inc. as the surviving corporation.
(12)	In December 2003, Superior Publishing Inc., a wholly owned portfolio company, purchased the stock of one of our portfolio companies, Murphy McGinnis Media, Inc.
(13)	In July 2003, Systems Xcellence USA, Inc. changed its name to SXC Health Solutions, Inc.
(14)	In February 2004, BiznessOnline.com, Inc. changed its name to ClearTel Communications, Inc.
(15)	In April 2004, Connective Corp. changed its name to Majesco Holdings Inc.
(16)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note A—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company” or “we” or “us’ or “our”) is a solutions-focused financial services company providing financing and advisory services to a variety of small- and medium-sized companies throughout the United States with a focus on growth oriented companies. Currently, our portfolio consists primarily of companies in the communications, information services, media, technology, software and business services industry sectors. Prior to its name change effective June 14, 2001, the Company’s legal name was MCG Credit Corporation. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

On December 4, 2001, MCG completed an initial public offering (“IPO”) of 13,375,000 shares of common stock and a concurrent private offering of 625,000 shares of common stock. The Company elected to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code with the filing of our corporate income tax return for 2002 which election was effective January 1, 2002. On June 17, 2002, MCG raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of common stock at an offering price of $18 per share.

The accompanying financial statements reflect the consolidated accounts of MCG, including Kagan Research, LLC and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, and MCG Finance V, LLC, with all significant intercompany balances eliminated, and the related consolidated results of operations. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest.

Use of estimates

These financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Income recognition

Interest on commercial loans is computed by methods that generally result in level rates of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, MCG may make exceptions to this policy if the investment is well secured and in the process of collection.

Paid-in-Kind Interest

MCG includes in income certain amounts that it has not yet received in cash, such as contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. MCG will cease accruing PIK if it does not expect the customer to be able to pay all principal and interest due. In certain cases, a customer makes principal payments on its loan prior to making

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

payments to reduce the PIK loan balances and, therefore, the PIK portion of a customer’s loan can increase while the total outstanding amount of the loan to that customer may stay the same or decrease. PIK loans represented $17,298 or 2.0% of MCG’s portfolio of investments as of December 31, 2004 and $27,280 or 3.9% of MCG’s portfolio of investments as of December 31, 2003.

PIK related activity for the years ended December 31, 2004 and 2003 was as follows:

	Year Ended December 31,
	2004	2003
Beginning PIK loan balance	$27,280	$27,246
PIK interest earned during the period	10,453	18,340
Change in interest receivable on PIK loans	7	67
Principal payments of cash on PIK loans	(12,520)	(7,044)
PIK loans converted to other securities	(7,842)	(10,924)
Realized loss	(80)	(405)

Ending PIK loan balance	$17,298	$27,280

Dividends

Certain of the Company’s equity investments have stated accruing dividend rates. The Company accrues dividends on its equity investments as they are earned to the extent there is sufficient value to support the ultimate payment of those dividends.

Loan Origination Fees

Loan origination fees are deferred and amortized as adjustments to the related loan’s yield over the contractual life of the loan. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which attempt to estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan. MCG had $12,529 and $16,416 of unearned fees as of December 31, 2004 and December 31, 2003, respectively. MCG recognized $8,690 of these fees in income during 2004 and $5,656 of these fees in income during 2003.

Other Fees

In certain investment transactions, MCG may perform consulting or advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned which is generally when the investment transaction closes.

In connection with providing capital to MCG’s portfolio companies, MCG often provides investment banking and other advisory services concurrently with funding. In November 2002, the Emerging Issues Task

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Force (the “EITF”) reached a consensus on Issue 00-21, “Revenue Arrangements with Multiple Deliverables.” The guidance in this issue was effective for revenue arrangements entered into after June 30, 2003. The EITF requires that deliverables be divided into separate units of accounting when the individual deliverables have value to the customer on a stand-alone basis, when there is objective and reliable evidence of the fair value of the undelivered elements, and if the arrangement includes a general right to return the delivered element, delivery or performance of the undelivered element is considered probable. The relative fair value of each unit should be determined and the total consideration of the arrangement should be allocated amongst the individual units based on their relative fair values. MCG’s accounting policy with respect to revenue recognition for services performed in connection with capital funding activities was consistent with the EITF consensus, therefore, adoption of this EITF consensus did not have an impact on our statement of operations or financial condition.

Valuation of Investments

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in MCG’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process At December 31, 2004, approximately 84% of MCG’s total assets represented investments of which approximately 88% are valued at fair value and approximately 12% are valued at market value based on readily ascertainable public market quotes at December 31, 2004. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of MCG’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, MCG is not permitted to provide a general reserve for anticipated loan losses. Instead, MCG must determine the fair value of each individual investment on a quarterly basis. MCG will record unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, MCG will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, MCG’s investment has also appreciated in value, where appropriate.

As a business development company, MCG invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable MCG to protect its investment and maximize its returns. MCG generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In many cases, MCG’s loan agreements allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. MCG’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that MCG makes and the nature of its business, MCG’s valuation process requires an analysis of various factors. MCG’s fair value methodology includes the examination of, among other things, the underlying portfolio company performance, financial condition and market changing events that impact valuation.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment and/or MCG’s minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event will be used to corroborate MCG’s private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Securitization Transactions

Periodically, MCG transfers pools of loans to special purpose entities (SPEs) for use in securitization transactions. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the outstanding loans and equity investments assumed by third parties of $536,503 at December 31, 2004 and $441,798 at December 31, 2003. On April 1, 2001, the Company adopted the requirements of SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, which applies prospectively to all securitization transactions occurring after March 31, 2001. Adoption of SFAS No. 140 did not have a material impact on our operations or financial position. Transfers of loans have not met the requirements of SFAS No. 140 for sales treatment and are, therefore, treated as secured borrowings, with the transferred loans remaining in investments and the related liability recorded in borrowings.

Cash and cash equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

Cash, securitization accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use a portion these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Commercial loans

Loan balances include the accretion of contracted PIK interest which represents the portion of contractual interest added to the loan balance and due at the end of the loan term. This PIK receivable totaled $17,298 and $27,280 at December 31, 2004 and 2003, respectively. Net unearned income includes unearned fees net of loan origination costs totaling $12,529 and $16,416 at December 31, 2004 and 2003, respectively. Unearned income is amortized over the term of the related loan using the effective interest method for amortizing term loans and the straight-line method for revolving loans, which approximates the effective interest method. In general, our commercial loans are collateralized by all of the tangible and intangible property of our borrowers.

Investments in equity securities

Investments in equity securities represent our ownership of warrants and other equity interests received or purchased primarily as part of loan arrangements. Under business development company accounting, all equity investments are carried at fair value with any adjustments recorded in the statement of operations, combined with adjustments in the fair value of investments in loans, as investment gains (losses)—unrealized.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Debt issuance costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts, $6,692 at December 31, 2004 and $1,492 at December 31, 2003, net of accumulated amortization, are included in other assets in the consolidated balance sheet and are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing on a method that approximates the effective interest method.

Stock-based compensation

The Company accounts for stock-based compensation under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related interpretations. For restricted common stock issued to employees for whom no return-based criteria apply, compensation expense, equal to the value of the shares at the later of the grant date or the date at which all return-based forfeiture provisions lapsed or were removed, is recorded over the term of the forfeiture provisions. See Note I to the Consolidated Financial Statements for further discussion of our employee stock plans.

Income taxes

Through December 31, 2001 MCG was taxed under Subchapter C of the Internal Revenue Code. MCG elected to be a regulated investment company under Subchapter M of the Internal Revenue Code with the filing of its federal corporate income tax return for 2002, which election was effective as of January 1, 2002, and provided MCG continues to qualify as a RIC, its income generally will not be subject to Federal taxation to the extent such income is distributed to stockholders. The Company will be subject to U.S. federal income taxes on pre-January 1, 2012 sales of investments for which the fair value was in excess of MCG’s tax basis as of January 1, 2002, which approximated $2,788. Prior to conversion to a business development company, deferred tax assets and liabilities were determined based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities (i.e., temporary differences) and were measured at the enacted rates that will be in effect when these differences reverse.

Upon conversion to a business development company, all deferred tax assets and liabilities were eliminated, except those related to built-in gains and those that were expected to reverse during the one-month period ended December 31, 2001. Deferred tax liabilities of $989 at December 31, 2004 represent taxes on built-in gains on equity investments and are included in other liabilities in the consolidated financial statements.

Earnings per share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period, the dilutive effect of potential shares that could occur upon exercise of common stock options and the dilutive impact of unvested restricted stock.

Segments

The Company lends to and invests in customers in various sectors of the communications, information services, media, technology, software and business services industry sectors. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Derivative Instruments

On January 1, 2001, the Company was required to adopt the provisions of Financial Accounting Standards Board Statements No. 133 and 138, “Accounting for Derivative Instruments and Hedging Activities” (“the Statements”). The Statements require recognition of all derivatives on the balance sheet at fair value. Derivatives that are not hedges, including derivatives embedded in other financial instruments where the changes in the fair value of the derivative are not closely related to changes in the fair value of the host instrument, must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative’s change in fair value will be immediately recognized in earnings.

As a business development company, all investments, including all derivative investments, are carried at fair value.

Goodwill

In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“FAS 142”), which requires goodwill and intangible assets with indefinite useful lives to no longer be amortized but to be tested for impairment at least annually. Intangible assets that have finite lives will continue to be amortized over their estimated useful lives. The amortization and non-amortization provisions of FAS 142 will be applied to all goodwill and intangible assets acquired after June 30, 2001. Effective January 1, 2002, the Company adopted the provisions of FAS 142 and ceased amortization of goodwill. The adoption of FAS 142 did not have a material impact on the Company’s financial position or results of operations. In accordance with FAS 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there was no impairment. As of December 31, 2004 and December 31, 2003, the balance of goodwill was $6,224 and $5,717, respectively and is included in Other assets on the Consolidated Balance Sheets. The amount of amortization that would have been recorded had the Company not adopted FAS 142 would have been $450 and $323 for the years ended December 31, 2004 and 2003, respectively.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaces SFAS No. 123 and supersedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first interim period after June 15, 2005, with early adoption encouraged. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. The Company is required to adopt SFAS No. 123R in the third quarter of 2005. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The permitted transition methods include either retrospective or prospective adoption. Under the retrospective option, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

recorded for all unvested stock options at the beginning of the first quarter of adoption of SFAS No. 123R, while the retrospective methods would record compensation expense for all unvested stock options beginning with the first period presented. The Company is currently evaluating the requirements of SFAS No. 123R and expects that adoption of SFAS No. 123R will not have a material impact on the Company’s consolidated financial position and consolidated results of operations. The Company has not yet determined the method of adoption or the effect of adopting SFAS No. 123R, and it has not determined whether the adoption will result in amounts that are similar to the current pro forma disclosures under SFAS No. 123. See stock-based compensation plans in Note E.

Note B—Investments

At December 31, 2004 and 2003, investments consisted of the following:

	2004		2003
	Cost	Fair Value	Cost	Fair Value
Commercial loans	$767,282	$760,489	$615,253	$605,551
Investments in equity securities	131,472	119,911	112,850	93,391
Unearned income	(12,529)	(12,529)	(16,416)	(16,416)

Total	$886,225	$867,871	$711,687	$682,526

MCG’s customer base includes primarily small- and medium-sized private companies in the communications, information services, media and technology software and business services industry sectors. The proceeds of the loans to these companies are generally used for buyouts, growth, acquisitions, liquidity, refinancings and restructurings. In addition, MCG has occasionally made loans to individuals who are principals in these companies where the proceeds are used for or in connection with the operations or capitalization of such companies. The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 4% to 14%, a portion of which may be deferred. At December 31, 2004, approximately 84% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 16% were at fixed rates. In addition, approximately 51% of the loan portfolio has floors of between 1.25% and 3% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from 2 to 8 years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

At December 31, 2004, approximately 37% of MCG’s loans had detachable warrants or an option to purchase warrants, stock appreciation rights or other equity interests or other provisions designed to provide the Company with an enhanced internal rate of return. As loan origination fees, MCG received warrants and other equity instruments valued at $2,302 and $11,283 for the year ended December 31, 2004 and 2003, respectively. These equity and equity-like instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains. The warrants and options to purchase warrants typically are exercisable immediately and typically remain exercisable for 10 years. The exercise prices on the warrants vary from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we are receiving warrants. In some cases, some or all of the deferred interest may be used to pay the exercise price on the warrants or option to purchase warrants. The equity interests and warrants and options to purchase warrants often include registration rights, which allow us to register the securities after a public offering. We intend to continue to obtain equity and equity-like instruments with similar features from our customers. Realized gains and losses on sales of investments, as determined on a specific identification basis, are included in the Consolidated Statements of Operations. For the years ended December 31, 2004, 2003 and 2002, the Company converted $6,602, $21,371 and $5,360, respectively, of debt to equity in connection with certain restructurings.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The composition of MCG’s investments as of December 31, 2004 and 2003 at cost and fair value was as follows excluding unearned income:

	2004		2003
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior Debt	$626,703	69.7%	$510,545	70.1%
Subordinated Debt	140,579	15.6	104,708	14.4
Equity	121,892	13.6	99,312	13.6
Warrants to Acquire Equity	9,580	1.1	13,538	1.9
Equity Appreciation Rights	—	0.0	—	0.0

Total	$898,754	100.0%	$728,103	100.0%

	2004		2003
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Debt	$619,757	70.4%	$502,183	71.9%
Subordinated Debt	140,732	16.0	103,368	14.7
Equity	106,077	12.1	73,467	10.5
Warrants to Acquire Equity	13,432	1.5	19,584	2.8
Equity Appreciation Rights	402	0.0	340	0.1

Total	$880,400	100.0%	$698,942	100.0%

Set forth below are tables showing the composition of MCG’s portfolio by industry sector (excluding unearned income) at cost and fair value as of December 31, 2004 and 2003:

	2004		2003
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Media
Newspaper	$168,844	18.8%	$250,895	34.5%
Publishing	109,939	12.2	102,045	14.0
Broadcasting	85,964	9.6	45,790	6.3
Other Media	31,750	3.5	—	0.0
Telecommunications	206,829	23.0	201,272	27.6
Information Services	73,893	8.2	64,871	8.9
Technology(a)	62,758	7.0	41,282	5.7
Other Diversified Sectors(b)	158,777	17.7	21,948	3.0

Total	$898,754	100.0%	$728,103	100.0%

(a)	Includes software and business services industry sectors.
(b)	No individual sector within this category exceeds 3% of the total portfolio.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

	2004		2003
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Media
Newspaper	$169,948	19.3%	$251,143	35.9%
Publishing	84,144	9.6	84,432	12.1
Broadcasting	84,397	9.6	44,487	6.4
Other Media	31,750	3.6	—	0.0
Telecommunications	191,363	21.7	192,872	27.5
Information Services	96,030	10.9	65,509	9.4
Technology(a)	63,515	7.2	38,958	5.6
Other Diversified Sectors(b)	159,253	18.1	21,541	3.1

Total	$880,400	100.0%	$698,942	100.0%

(a)	Includes software and business services industry sectors.
(b)	No individual sector within this category exceeds 3% of the total portfolio.

At December 31, 2004, there were $2,045 of loans greater than 60 days past due and $16,003 of loans on non-accrual status. At December 31, 2003, there were $4,175 of loans greater than 60 days past due and $14,617 of loans on non-accrual status. At December 31, 2002, there were $21,527 of loans greater than 60 days past due and $42,703 of loans on non-accrual status.

Note C—Borrowings

MCG borrows indirectly through credit facilities maintained by its subsidiaries. MCG’s wholly owned subsidiary, MCG Finance III, LLC, has a $265,200 term funding securitization agreement under MCG Commercial Loan Trust 2001-1, arranged by Wachovia Securities. In addition, MCG’s wholly owned subsidiary, MCG Finance IV, LLC has a $397,700 term funding securitization agreement under MCG Commercial Loan Trust 2004-1, arranged by UBS AG and MCG’s wholly owned subsidiary, MCG Finance V, LLC has a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The material terms of these facilities are outlined below.

On September 30, 2004, MCG completed a $397,700 term debt securitization. In addition to funding continued growth, the proceeds from the transaction were used to repay all of the outstanding borrowings under the Company’s $200,000 secured warehouse facility, MCG Commercial Loan Trust 2003-1, with UBS AG and all of the outstanding borrowings under its $115,000 revolving credit facility with Wachovia Bank, National Association. In connection with these repayments, MCG terminated these two facilities. In addition, on September 10, 2004, MCG entered into a $25,000 senior secured credit facility with Bayerische Hypo-und Vereinsbank, AG and on November 10, 2004, it established a $150,000 warehouse financing facility funded through Three Pillars Funding LLC.

Commercial Loan Funding Trust Facility. On November 10, 2004, MCG established, through MCG Commercial Loan Funding Trust, a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper program administered by SunTrust Bank. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold to the trust by MCG Capital. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating,

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

agency rating and sector diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Advances under the facility bear interest based on a commercial paper rate plus 1.15% and interest is payable monthly. The facility is scheduled to terminate on November 7, 2007, but may be extended under certain circumstances. There was no balance outstanding under this facility at December 31, 2004.

Term Securitization 2004-1. On September 30, 2004, MCG established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397,700 of loans, however as of December 31, 2004 only $354,986 of loans had been funded. There is an additional $40,989 of cash held by the trustee as of December 31, 2004 to be used by the 2004-1 Trust to purchase additional loans from MCG within 150 days of closing. The facility is secured by all of the 2004-1 Trust’s commercial loans, cash held for investment, and any loans subsequently sold to the 2004-1 Trust, which as of December 31, 2004 totaled $406,044. This facility is scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2 and Class B Notes. The Class A-1 Notes, Class A-2 Notes and Class B Notes are scheduled to be repaid as MCG receives principal collections on the underlying collateral.

The 2004-1 Trust issued $250,500 of Class A-1 Notes rated Aaa/AAA, $31,500 of Class A-2 Notes rated Aa1/AAA, and $43,500 of Class B Notes rated A2/A as rated by Moody’s and Fitch, respectively. As of December 31, 2004 $325,500 of the Series 2004-1 Notes were outstanding. The Series 2004-1 Class A-1 Notes, Class A-2 Notes and Class B Notes bear interest of LIBOR plus 0.43%, 0.65%, and 1.30%, respectively.

Senior Secured Credit Facility. On September 10, 2004, MCG entered into a $25,000 senior secured revolving credit facility with Bayerische Hypo-Und Vereinsbank, A.G. and in February 2005, MCG increased the aggregate available loan amount under the facility to $50,000. New advances under the credit facility are at the discretion of the lender. The credit facility expires on September 10, 2005 and bears interest at LIBOR plus 2.00% or the prime rate plus 0.50%. The credit facility is secured by a first priority security interest in MCG Capital Corporation’s tangible and intangible assets subject to certain excluded collateral and certain permitted other liens. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. As of December 31, 2004, MCG had $25,000 outstanding under the credit facility and in February 2005, MCG increased the amount outstanding under this facility to $35,000.

Warehouse Credit Facility. On January 29, 2004, MCG’s wholly owned, bankruptcy remote, special purpose indirect subsidiary, MCG Commercial Loan Trust 2003-1 entered into a $200,000 secured warehouse credit facility with an affiliate of UBS AG. MCG used the warehouse credit facility to fund its origination and purchase of a diverse pool of loans, including broadly syndicated rated loans, which it securitized using an affiliate of the lender as the exclusive structurer and underwriter or placement agent. Advances under the credit facility bore interest at LIBOR plus 0.50%. The warehouse credit facility operated much like a revolving credit facility that is primarily secured by the loans acquired with the advances under the credit facility. On September 30, 2004, MCG paid off the warehouse credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility.

Term Securitization 2001-1. On December 27, 2001, MCG established the MCG Commercial Loan Trust 2001-1 (the “2001-1 Trust”), which issued two classes of Series 2001-1 Notes. The facility is secured by all of the 2001-1 Trust’s commercial loans which were contributed by MCG and totaled $194,263 as of December 31,

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

2004 and $247,490 as of December 31, 2003. This facility is scheduled to terminate on February 20, 2013 or sooner upon full repayment of the Class A and Class B Notes. The Class A and Class B Notes are scheduled to be repaid as MCG receives principal collections on the underlying collateral.

The 2001-1 Trust issued $229,860 of Class A Notes rated AAA/Aaa/AAA, and $35,363 of Class B Notes rated A/A2/A as rated by Standard & Poor’s, Moody’s and Fitch, respectively. As of December 31, 2004, $81,537 of Class A Series 2001-1 Notes and $35,363 of Class B Series 2001-1 Notes were outstanding and as of December 31, 2003 $137,777 of Class A Series 2001-1 Notes and $35,363 of Class B Series 2001-1 Notes were outstanding. The Series 2001-1 Class A Notes bear interest of LIBOR plus 0.60% and Series 2001-1 Class B Notes bear interest of LIBOR plus 1.75%, and interest on both is payable quarterly.

Revolving Credit Facility. As of June 1, 2000, MCG, through MCG Master Trust, established a revolving credit facility (the “Revolving Credit Facility”), which allowed MCG to issue up to $200,000 of Series 2000-1 Class A Notes (the “Series 2000-1 Notes” or “Series 2000-1 Class A Asset Backed Securities”). On February 12, 2004, the Revolving Credit Facility was amended to, among other things, reduce MCG’s borrowing capacity from $200,000 to $130,000 and reduce the interest rate from a commercial paper rate plus 3.0% to LIBOR plus 1.5%.

On September 30, 2004, MCG paid off the revolving credit facility with the proceeds from the Term Securitization 2004-1 and terminated the facility. As of December 31, 2003, there were $130,991 of the Series 2000-1 Notes outstanding with one investor. As of December 31, 2003, MCG had no notes outstanding under a swingline credit facility (the “Swingline Notes”), which was part of the Revolving Credit Facility, that allowed MCG to borrow up to $25,000 as part of the $200,000 total facility limit for a period of up to four days. The Revolving Credit Facility was secured by $194,308 of commercial loans as of December 31, 2003.

Each debt facility except the Senior Secured Credit Facility are funded through bankruptcy remote, special purpose, wholly owned subsidiaries of ours and, therefore, their assets may not be available to our creditors.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2005	$82,805
2006	68,855
2007	118,323
2008	53,671
2009 and thereafter	143,746

Total	$467,400

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

Amounts outstanding under the Warehouse Credit Facility, Trust Notes, Revolving Credit Facility, and the Senior Secured Credit Facility as of December 31, 2004 and December 31, 2003 by interest rate benchmark were as follows:

	2004	2003
90-day LIBOR	$467,400	$173,140
Commercial Paper Rate	—	130,991

	$467,400	$304,131

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The following is a summary of the borrowings for the years ended December 31, 2004, 2003 and 2002:

(dollars in thousands)	Maximum Outstanding	Average Outstanding	Weighted Average Interest Rate(a)	Interest Rate at Period-End
As of December 31, 2004 and the year then ended
Term Securitization 2004-1	$325,500	$81,835	2.6%	2.6%
Trust Notes	173,140	137,858	2.3	3.0
Revolving Credit Facility	130,991	82,980	3.0	—
Warehouse Credit Facility	96,427	30,784	1.9	—
Senior Secured Credit Facility	25,000	7,445	4.1	4.5
Swingline Notes	—	—	—	—
Commercial Loan Funding Trust	—	—	—	—

As of December 31, 2003 and the year then ended
Trust Notes	$240,120	$192,616	2.1%	2.0%
Revolving Credit Facility	148,325	137,182	3.4	4.3
Swingline Notes	—	—	—	—

As of December 31, 2002 and the year then ended
Trust Notes	265,223	251,957	2.6%	2.6%
Revolving Credit Facility	124,126	73,539	3.3	2.8
Swingline Notes	22,900	773	2.8	—

(a)	Excludes deferred financing cost amortization.

Subject to certain minimum equity restrictions and other covenants, including restrictions on which loans the Company may leverage as collateral, the unused amount under the Commercial Loan Funding Trust totaled $150,000 and $0 and the Revolving Credit Facility totaled $0 and $69,009 at December 31, 2004 and December 31, 2003, respectively.

For all of the above borrowings, the fair value of the borrowings approximates cost.

Note D—Capital Stock

On December 4, 2001, the Company completed its IPO and sold 13,375,000 shares of its common stock at a price of $17.00 per share ($15.90 net of underwriting discount). MCG also completed a concurrent private offering of 625,000 shares at a price of $15.90 per share. On June 17, 2002, the Company raised $54,000 of gross proceeds in an additional public offering by selling 3,000,000 shares of its common stock at a price of $18.00 per share ($17.06 net of underwriting discount). Prior to the completion of the Company’s IPO, all outstanding shares of the Company’s Class A, B, D and E common stock converted into 12,671,887 shares of one class of common stock without preference on a one-for-one basis.

Immediately prior to the IPO, the company issued 1,614,781 shares of restricted stock in exchange for all outstanding stock options and warrants held by employees and others.

On July 3, 2003, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which would allow MCG to offer, from time to time, up to 12,500,000 shares of common stock in one or more offerings. In connection with this Registration Statement, on August 21, 2003, MCG raised $100,750 of gross proceeds by selling 6,500,000 shares of common stock at an offering price of $15.50 per share. On September 16, 2003, the underwriters in the August 21, 2003 offering exercised their over-allotment and

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

purchased an additional 975,000 shares of common stock at an offering price of $15.50 per share. As a result of the underwriters exercising their over-allotment, MCG raised an additional $15,113 of gross proceeds.

On March 3, 2004, MCG filed a Form N-2 Registration Statement with the Securities and Exchange Commission (“SEC”) which allows MCG to offer, from time to time, 6,320,896 shares of common stock in one or more offerings and allows certain selling shareholders named therein to offer, from time to time, up to 11,679,104 shares of common stock in one or more offerings. In connection with this Registration Statement, on May 26, 2004 MCG raised $56,250 of gross proceeds by selling 3,750,000 shares of common stock at an offering price of $15.00 per share. On June 8, 2004, the underwriters in the May 26, 2004 offering exercised their over-allotment option and purchased an additional 562,500 shares of common stock at an offering price of $15.00 per share. As a result of the underwriters exercising their over-allotment, MCG raised an additional $8,438 of gross proceeds. Also in connection with this Registration Statement, on September 21, 2004, MCG raised $35,388 of gross proceeds by selling 2,008,396 shares of common stock at an offering price of $17.62 per share. On September 29, 2004, the underwriters in the September 21, 2004 offering exercised their over-allotment option and purchased an additional 301,259 shares of common stock at an offering price of $17.62 per share, which were registered on a registration statement on Form N-2 filed on September 16, 2004. As a result of the underwriters exercising their over-allotment, MCG raised an additional $5,308 of gross proceeds.

The following table summarizes our dividends declared as of December 31, 2004:

Date Declared	Record Date	Payment Date	Amount
October 29, 2004	November 19, 2004	January 27, 2005	$0.42
July 28, 2004	August 20, 2004	October 28, 2004	0.42
April 22, 2004	May 7, 2004	July 29, 2004	0.42
March 25, 2004	April 6, 2004	April 29, 2004	0.42
December 16, 2003	December 31, 2003	January 29, 2004	0.42
August 6, 2003	August 18, 2003	October 30, 2003	0.42
June 16, 2003	June 23, 2003	July 30, 2003	0.41
March 28, 2003	April 16, 2003	April 29, 2003	0.40
December 18, 2002	December 30, 2002	January 30, 2003	0.42
September 30, 2002	October 16, 2002	October 30, 2002	0.46
June 3, 2002	June 11, 2002	July 31, 2002	0.47
March 28, 2002	April 17, 2002	April 30, 2002	0.41
December 31, 2001	January 22, 2002	January 31, 2002	0.86

Total Declared			$5.95

The aggregate dividend of $0.86 per share declared in December 2001 and paid in the first quarter of 2002 consisted of a dividend of $0.25 per share for the fourth quarter of 2001 and an additional dividend of $0.61 per share representing the distribution of substantially all of our earnings and profits since inception through December 31, 2001. The aggregate dividend of $0.46 declared in September 2002 consisted of a dividend of $0.43 per share for the third quarter of 2002 and an additional dividend of $0.03 per share which was the remaining distribution of our earnings and profits since inception through December 31, 2001. The aggregate dividend declared in December 2001 along with the $0.03 dividend declared in September 2002 were required for us to qualify as a regulated investment company.

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.53 per share and $0.25 per share occurred with respect to the fiscal years ended December 31, 2004 and 2003,

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent our taxable earnings fall below the total amount of MCG’s dividends for that fiscal year, a portion of those dividend distributions may be deemed a tax return of capital to MCG’s stockholders.

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

Note E—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $692, $468, and $467 for the years ended December 31, 2004, 2003, and 2002, respectively.

During 2000, MCG created a deferred compensation plan for key executives that would allow eligible employees to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. The plan was effective January 1, 2001. There were $166, $97 and $98 of contributions to the plan during the years ended December 31, 2004, 2003 and 2002, respectively.

Note F—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and we annually meet certain qualification and minimum distribution requirements.

Deferred income taxes prior to conversion to a business development company reflected the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $989, $1,049 and $1,085 at December 31, 2004, 2003 and 2002, respectively.

The tax cost basis of our investments as of December 31, 2004 and 2003 approximates the book cost basis. In addition, the components of stockholders’ equity on a tax basis are not materially different from components of stockholders’ equity on a book basis for the years ended December 31, 2004 and 2003.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The following reconciles net income to taxable income for periods after January 1, 2002:

	Year Ended December 31,
	2004	2003	2002
Net income	$47,647	$41,975	$3,215
Net change in unrealized (appreciation) depreciation on investments not taxable	(10,807)	(13,960)	31,919
Long term incentive compensation not deductible for tax	6,397	6,347	6,627
Interest income on nonaccrual loans that is taxable	3,789	2,262	4,371
Dividends to employees treated as compensation	(700)	(1,131)	(1,233)
Amortization of goodwill not allowed by generally accepted accounting principles	(361)	(361)	(361)
Dividend income accrued but not received	(5,305)	—	—
Taxable income from pass-thru entities	2,952	—	—
Other, net	609	(86)	29

Taxable income before deductions for distributions	$44,221	$35,046	$44,567

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2004, 2003 and 2002 were taxable as follows (unaudited):

	2004		2003		2002
Dividends declared during the year	$1.68		$1.65		$1.76
Dividends declared in 2002 but treated as taxable in 2003 as required by the Internal Revenue Code	—		0.18		(0.18)
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	(0.42)		—		—
Dividends declared in 2001 to distribute E&P that were paid and taxable in 2002	—		—		0.86

Dividends paid for tax purposes	$1.68		$1.41		$2.44

Ordinary income (a)	1.09	64.6%	1.03	72.8%	2.44	100.0%
Capital gains (a)	0.06	3.7	0.13	9.5	—	—
Return of capital (b)	0.53	31.7	0.25	17.7	—	—

Total reported on tax Form 1099-DIV (c)	$1.68	100.0%	$1.41	100.0%	$2.44	100.0%

(a)	For 2004 and 2003, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.
(c)	Distributions for 2002 include both the distribution of our taxable earnings and profits as required for companies who convert from subchapter C corporations to subchapter M corporations as well as the distribution of our taxable income for 2002. In addition, the 2002 distributions include $0.24 per share of the $0.42 per share paid on January 30, 2003 as required by the Internal Revenue Code.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Distributions to stockholders in 2004, on a tax basis, were $43,206 of ordinary income, $2,491 of capital gain, and $21,188 of return of capital.

Note G—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

The balance of unused commitments to extend credit was $29,444 and $24,385 at December 31, 2004 and 2003, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $147 and $122 at December 31, 2004 and 2003, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,725, $1,414, and $756 during the years ended December 31, 2004, 2003 and 2002, respectively.

Future minimum rental commitments as of December 31, 2004 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2005	$1,641
2006	1,675
2007	1,634
2008	1,664
2009 and thereafter	6,792

Total	$13,406

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Note H—Concentrations of Credit Risk

MCG’s customers are primarily small- and medium-sized companies in the communications, information services, media, technology, software and business services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value often is vested in intangible assets and intellectual property.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

The largest customers vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several customers. At December 31, 2004, MCG’s ten largest customers represented approximately 39.2% of the total fair value of its investments. The Company had two investments that represent 5% or more of the fair value of its investments at December 31, 2004, Bridgecom Holding, Inc., which represented approximately 7.4% of the fair value of MCG’s investments, and Superior Publishing Corporation, which represented 5.8% of the fair value of MCG’s investments. At December 31, 2003, MCG’s ten largest customers represented approximately 40.1% of the total fair value of its investments. The Company had one investment that represented 5% or more of the fair value of its investments at December 31, 2003, Superior Publishing Corporation, which represented 8.1%.

Note I—Employee Stock Plans

In June 1998, MCG authorized a stock-based compensation plan (the “1998 Plan”). Since the exercise prices for the stock options were at least equal to the fair value of the stock on the date of grant, no compensation expense has been recognized for the 1998 Plan. If compensation expense for the 1998 Plan had been determined based on the fair value at the grant date, consistent with the method in SFAS No. 123, on a pro forma basis, MCG’s net income would have been unchanged for the years ended December 31, 2004, 2003 and 2002. Basic earnings per share would have been unchanged at $1.16 for the year ended December 31, 2004, $1.28 for the year ended December 31, 2003, and unchanged at $0.11 for the year ended December 31, 2002. Diluted earnings per share would have been unchanged at $1.15 for the year ended December 31, 2004, $1.28 for the year ended December 31, 2003, and unchanged at $0.11 for the year ended December 31, 2002.

The 1998 Plan authorized MCG to grant options or stock appreciation rights to key personnel for up to 1,586,406 shares of Common Stock. During 2000, the 1998 Plan was amended to increase the number of authorized shares under the plan to 1,936,406. Under this plan, the exercise price of each option is determined by the committee appointed to administer the plan, an option’s maximum term is ten years, and the options vest over a 3-5 year period, either straight-line or cliff vesting.

The fair value of the options granted was determined using a minimum value calculation for non-public companies assuming an expected life of ten years, a fair value of the stock equal to the exercise price, dividend yield of 0%, and a weighted average risk-free rate of 4.63% for 2001.

Under the 1940 Act, business development companies may maintain either a qualifying stock option plan or a qualifying profit-sharing plan, but not both. Consequently, immediately prior to the Company’s business development company conversion, MCG terminated the stock option plan. In connection with the termination of the plan, MCG issued 1,539,851 shares of restricted common stock to employees and directors. The total number of shares to be issued for the termination of the option plan was based upon the Black-Scholes option-pricing model and assumptions approved by the Board of Directors.

With respect to 303,660 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-eleventh of such shares initially granted to an employee at the end of each of the eleven consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

With respect to 468,750 of the total shares of restricted common stock, the forfeiture provisions will lapse as to one-fifteenth of such shares initially granted to an employee at the end of each of the fifteen consecutive calendar year quarters beginning January 1, 2002 so long as that employee remains employed by MCG on the applicable date.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

A total of 674,030 of the total shares of restricted common stock are subject to two independent forfeiture conditions, one relating to employment status (all shares will be forfeited unless employee is still employed by MCG on September 30, 2005) and the other relating to total return to stockholders. With respect to 25,970 of the total shares of restricted common stock, the forfeiture provisions will lapse on September 30, 2005 so long as that employee remains employed by MCG on that date.

With respect to 67,441 of the total shares of restricted stock, all forfeiture conditions lapsed as of the date of the IPO.

With respect to the 1,539,851 shares of restricted common stock granted to employees and directors in 2001, the following table sets forth the shares subject to forfeiture provisions, shares for which forfeiture provisions have lapsed and shares that have been forfeited:

	2004	2003	2002
Shares subject to forfeiture provisions	510,114	970,145	1,192,689
Shares not subject to forfeiture provisions	984,219	528,804	311,514
Shares forfeited	45,518	40,902	35,648

	1,539,851	1,539,851	1,539,851

MCG made cash payments totaling $1,706 to employees for the taxes imposed on them associated with the issuance of restricted common stock. The cash payments assumed a combined federal and state tax rate of 48% for each employee.

Additionally, in connection with the termination of the stock option plan, certain executive officers and employees purchased a portion of the 1,539,851 shares of restricted common stock at a per share price of $17.00. Those executive officers and employees issued partially non-recourse notes to MCG with an aggregate face value of $5,763 to purchase these shares. The notes are payable at the end of a four and a half-year term, subject to acceleration, bear interest at 4.13% payable annually and are secured by all of the restricted common stock held by such employee and for some employees, for a specified time-period, additional shares of common stock the employee owns. The notes are non-recourse as to the principal amount but recourse as to the interest. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

In connection with the formation of the Company in 1998, certain executive officers of the Company were granted loans to purchase 60,000 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.2875% payable annually. In addition, during 2000 additional loans were granted to certain additional executive officers in connection with the purchase of 16,333 shares of Common Stock. These notes are payable at the end of a five year term and bear interest at 8.25% payable annually. These notes are non-recourse as to the principal amount but recourse as to the interest. The loans are secured by the Company stock purchased with these loans as well as other Company stock owned by the officers. Amounts due on these loans are reflected as a reduction of stockholders’ equity in the consolidated balance sheets.

For the restricted common stock for which no return-based criteria apply, compensation expense, equal to the value of the shares at the grant date, is being recorded over the term of the forfeiture provisions. In addition, dividends on all shares that serve as collateral for the notes described above will be recorded as compensation expense until such time as the loans are repaid or the shares are released as collateral. For the years ended December 31, 2004, 2003 and 2002, MCG recognized $11,683, $6,347 and $6,627, respectively, in compensation expense for restricted stock and dividends, including those shares granted to directors.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

During the first quarter of 2004, as part of our review of executive compensation, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions associated with the Tier III shares of certain of our executive officers through their respective amended and restated restricted stock agreements. As a result, we recorded additional paid-in-capital and unearned compensation—restricted stock of $11,570 and $(11,570), respectively, and we also recorded long-term incentive compensation expense of $5,770 for 2004, including $4,003 during the first quarter. The remainder of the compensation expense related to these shares will be amortized over the remaining service period. The net effect of these modifications was to decrease stockholders’ equity by $5,770 for the year, including $4,003. MCG’s total stock compensation expense would not have changed if SFAS No. 123 “Accounting for Stock-Based Compensation” was applied.

In addition, our compensation committee agreed to allow the restrictions on certain shares of restricted stock to lapse. As a result, the Tier I and Tier II shares held by certain of our executive officers will vest immediately upon full repayment of the loans that are secured by the restricted stock. As of December 31, 2004, one of these executives had repaid these loans and, therefore, there was $38 additional expense recorded during 2004 related to these modifications.

Note J—Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2004, 2003, and 2002:

	Year Ended December 31,
(in thousands, except per share amounts)	2004	2003	2002
Basic
Net income	$47,647	$41,975	$3,215
Weighted average common shares outstanding	41,244	32,715	28,539
Earnings per common share-basic	$1.16	$1.28	$0.11
Diluted
Net income	$47,647	$41,975	$3,215
Weighted average common shares outstanding	41,244	32,715	28,539
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	54	24	31

Weighted average common shares and common stock equivalents	41,298	32,739	28,570
Earnings per common share-diluted	$1.15	$1.28	$0.11

For purposes of calculating earnings per common share, unvested restricted common stock whose forfeiture provisions are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Unvested restricted common stock whose forfeiture provisions are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note K—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2004. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2004
(in thousands, except per share amounts)	Qtr 1(a)	Qtr 2	Qtr 3	Qtr 4
Operating income	$22,205	$22,784	$24,837	$23,291
Net operating income before investment gains and losses	9,841	12,474	13,896	8,879
Net income	2,097	17,643	8,803	19,104
Earnings per common share—basic and diluted	$0.06	$0.44	$0.21	$0.43

	2003
(in thousands, except per share amounts)	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$18,539	$19,636	$19,904	$22,611
Net operating income before investment gains and losses	10,946	11,684	11,740	13,225
Net income	8,897	8,989	9,913	14,176
Earnings per common share—basic and diluted	$0.30	$0.30	$0.30	$0.38

(a)	The results for the first quarter of 2004 were impacted by the expense associated with modifications made to forfeiture restrictions on certain shares of restricted stock previously granted to employees. See Note I to the Consolidated Financial Statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

Note L—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2004, 2003, and 2002:

	Year Ended December 31,
	2004	2003	2002
Per Share Data:
Net asset value at beginning of period(a)	$11.98	$11.56	$12.46
Net operating income before investment gains and losses(b)	1.10	1.45	1.57
Net realized losses on investments(b)	(0.20)	(0.60)	(0.34)
Net change in unrealized appreciation on investments(b)	0.26	0.43	(1.12)

Net income	1.16	1.28	0.11
Dividends declared	(1.68)	(1.65)	(1.76)
Antidilutive effect of stock offering on distributions	0.10	0.23	0.08
Antidilutive effect of distributions recorded as compensation expense(b)	0.06	0.06	0.09

Net decrease in stockholders’ equity resulting from distributions	(1.52)	(1.36)	(1.59)
Net increase in stockholders’ equity resulting from reduction in employee loans	0.01	0.01	0.03
Issuance of shares	3.13	3.06	4.29
Dilutive effect of share issuances and unvested restricted stock	(2.77)	(2.68)	(3.88)
Net increase in shareholders’ equity from restricted stock amortization(b)	0.23	0.11	0.14

Net increase in stockholders’ equity relating to share issuances	0.60	0.50	0.58

Net asset value at end of period(a)	$12.22	$11.98	$11.56

Per share market value at end of period	$17.13	$19.59	$10.77
Total return(c)	(3.98)%	97.21%	(27.13)%
Shares outstanding at end of period	45,342	38,732	31,259
Ratio/Supplemental Data:
Net assets at end of period	$554,213	$463,950	$361,250
Ratio of operating expenses to average net assets (annualized)	9.43%	8.31%	8.56%
Ratio of net operating income to average net assets (annualized)	8.85%	11.95%	11.91%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	For 2004, total return equals the decrease of the ending market value over the December 31, 2003 price of $19.59 per share plus dividends paid ($1.68 per share), divided by the beginning price. For 2003, total return equals the increase of the ending market value over the December 31, 2002 price of $10.77 per share plus dividends paid ($1.65 per share), divided by the beginning price. For 2002, total return equals the decrease of the ending market value over the December 31, 2001 price of $17.80 per share plus dividends paid ($2.20 per share), divided by the beginning price. Total return is not annualized.

Note M—Subsequent Events

In January 2005, one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc. (“Bridgecom”) completed a merger with Broadview Networks, Inc. (“Broadview”). As part of this transaction, the Company increased its investment by approximately $10 million. However, the Company’s

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except share and per share amounts)

ownership in the new merged entity decreased to below 50 percent and therefore Bridgecom is no longer a majority-owned portfolio company. As of December 31, 2004 the Company had debt and equity securities of Bridgecom with a total fair value of $65,054 and unrealized appreciation of $497. In connection with this transaction, the Company expects to record a realized gain of approximately $497 during the first quarter of 2005 and expects this realized gain to be fully offset by the reversal of the related unrealized appreciation. As of December 31, 2004, there was approximately $1,662 of unearned income associated with this investment that we expect to recognize in connection with this transaction.

In connection with the merger between Bridgecom and Broadview, the Company exchanged certain preferred stock securities of Bridgecom with a fair value of approximately $41,420 for preferred stock securities of the combined entity which entitles the Company to a preferred claim of approximately $90,000, plus dividends which will accumulate at an annual rate of 12% on the Company’s preferred claim. The Company expects to recognize these dividends as income on a quarterly basis; however, the Company’s ability to record income related to these accumulating dividends will be dependent upon the performance of the combined entity.

In February 2005, one of the Company’s majority-owned controlled portfolio companies, Corporate Legal Times, LLC (“Corporate Legal Times”), was sold. As of December 31, 2004 the Company had debt and equity securities of Corporate Legal Times with a total fair value of $6,044 and unrealized depreciation of $338. In connection with this transaction, the Company expects to record a realized loss of $338 and expects this realized loss to be fully offset by the reversal of the related unrealized depreciation.

On February 8, 2005, two of MCG’s portfolio companies, IDS Telecom, LLC and Cleartel Communications, Inc., entered into an asset purchase agreement whereby Cleartel Communications will acquire IDS Telecom. The merger is expected to close in the second quarter of 2005 and is subject to regulatory approvals and other closing conditions. Given the conditions to closing, there can be no assurance as to the timing of close or that the transaction will close.

In February 2005, one of the Company’s non majority-owned controlled portfolio companies, Creatas, L.L.C. (“Creatas”), signed an agreement to be acquired by Jupitermedia Corporation, a publicly held corporation. The Company expects this transaction to close during the first quarter of 2005. The consideration to be paid by Jupitermedia Corporation is a combination of cash and approximately 865,000 shares of Jupitermedia Corporation common stock. As of December 31, 2004, the Company had Creatas debt and equity securities with a total fair value of $42,742 and unrealized appreciation of $22,138. This value approximates the value of the consideration the Company would receive in this transaction as of the date the agreement was signed, at which time Jupitermedia Corporation’s common stock was trading at a price of $17.26 per share. The actual realized gain or loss on this transaction will be based on the value of the consideration paid at the date of closing, which is subject to market fluctuations in Jupitermedia Corporation’s common stock. To the extent the value of Jupitermedia Corporation’s common stock changes between the date the agreement was signed and the date the transaction closes or thereafter, it will have an impact on the Company’s results of operations in future periods. On March 1, 2005, the closing price of Jupitermedia Corporation’s common stock was $13.74 per share, which would equate to a loss of approximately $2,900. The total change in value of the consideration from the date of the agreement to the date of closing, which may be more or less than $2,900, will be reflected in the Company’s results of operations of 2005.

PART C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of MCG Capital Corporation are included in Part A “Information Required in a Prospectus” of the Registration Statement:

MCG CAPITAL CORPORATION

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheets as of December 31, 2004 and 2003	F-3
Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002	F-4
Consolidated Statements of Stockholders’ Equity from December 31, 2001 through 2004	F-5
Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002	F-6
Consolidated Schedules of Investments as of December 31, 2004	F-7
Consolidated Schedules of Investments as of December 31, 2003	F-13
Notes to Consolidated Financial Statements	F-22

2. Exhibits

a.	Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

b.	Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.2 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

d.1

Specimen Common Stock Certificate (Incorporated by reference to Exhibit d.1 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

d.2

Third Amended and Restated Registration Rights Agreement by and among MCG Capital Corporation and certain stockholders (Incorporated by reference to Exhibit 10.1 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

e.

Dividend Reinvestment Plan (Incorporated by reference to Exhibit e to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

f.1

Sale and Servicing Agreement among MCG Master Trust, MCG Finance Corporation II and MCG Capital Corporation (formerly MCG Credit Corporation), dated as of June 1, 2000, as amended by a certain Amendment No. 1, dated as of September 1, 2000, Amendment No. 2, dated as of June 6, 2001 (Incorporated by reference to Exhibit f.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001), Amendment No. 3, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.1 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Securities and Exchange Commission on May 21, 2002), and Amendment No. 4, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.2 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2002).

f.2

Note Purchase Agreement among MCG Master Trust, MCG Capital Corporation (formerly MCG Credit Corporation), Variable Funding Capital Corporation, and Wachovia Corporation (formerly First Union Securities, Inc.), dated as of June 1, 2000, as amended by Amendment No. 1, effective as of June 6, 2001 (Incorporated by reference to Exhibit f.2 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001), Amendment No. 2, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.2 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002), and Amendment No. 3, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.3 filed with MCG Capital’s Form
10-Q for quarter ended June 30, 2002).

f.3

Guaranty, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.3 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.4

Trust Agreement between MCG Finance Corporation II and Wilmington Trust Company, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.4 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.5

Trust Certificate, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.5 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.6

MCG Master Trust Class A Note issued to Variable Funding Capital Corporation, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.6 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.7

MCG Master Trust Class B Note issued to MCG Finance Corporation II, dated as of June 16, 2000 (Incorporated by reference to Exhibit f.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.8

Indenture by and between MCG Master Trust and Norwest Bank Minnesota, National Association, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.8 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.9

Series 2000-1 Terms Supplement to the Indenture dated as of June 1, 2000 between MCG Master Trust and Norwest Bank Minnesota, N.A., as amended by Amendment No. 1, dated as of June 6, 2001 (Incorporated by reference to Exhibit f.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001), Amendment No. 2, dated as of May 20, 2002 (Incorporated by reference to Exhibit f.9 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-86286) filed with the Commission on May 21, 2002), and Amendment No. 3, dated as of July 8, 2002 (Incorporated by reference to Exhibit 10.10 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2002).

f.10

Commercial Loan Sale Agreement between MCG Capital Corporation and MCG Finance Corporation II, dated as of June 1, 2000 (Incorporated by reference to Exhibit f.10 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.11

Letter Agreement by and among MCG Master Trust, MCG Capital Corporation (formerly MCG Credit Corporation), Variable Funding Capital Corporation and Wachovia Securities, Inc. (formerly First Union Securities, Inc.), dated as of June 6, 2001 (Incorporated by reference to Exhibit f.11 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

f.12

Sale and Servicing Agreement by and among MCG Commercial Loan Trust 2001-1, MCG Finance III, LLC, MCG Capital Corporation and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.13 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.13

Note Purchase Agreement among MCG Commercial Loan Trust 2001-1, MCG Capital Corporation, MCG Finance III, LLC and Wachovia Securities, Inc. (formerly First Union Securities, Inc.), dated as of December 19, 2001 (Incorporated by reference to Exhibit 10.14 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.14

Trust Agreement between MCG Finance III, LLC and Wilmington Trust Company, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.15 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.15	MCG Commercial Loan Trust 2001-1 Trust Certificate, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.16 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.16	MCG Commercial Loan Trust 2001-1 Class A Note, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.17 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.17	MCG Commercial Loan Trust 2001-1 Class B Note, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.18 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.18

MCG Commercial Loan Trust 2001-1 Class C Note issued to MCG Finance III, LLC, dated as of December 27, 2001 (Incorporated by reference to Exhibit 10.19 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.19

Indenture between MCG Commercial Loan Trust 2001-1 and Wells Fargo Bank Minnesota, National Association, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.20 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.20

Commercial Loan Sale Agreement between MCG Capital Corporation and MCG Finance III, LLC, dated as of December 1, 2001 (Incorporated by reference to Exhibit 10.21 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.21

Stock Purchase Agreement by and between MCG Capital Corporation and FBR Asset Investment Corporation (Incorporated by reference to Exhibit 10.22 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

f.22

Omnibus Amendment dated as of December 27, 2001 between MCG Capital Corporation, MCG Finance Corporation II, MCG Master Trust, Wells Fargo Bank, Wilmington Trust Company, Variable Funding Capital Corp., and Wachovia Corporation (formerly First Union Securities, Inc.), to amend certain basic documents in connection with converting MCG Finance Corporation II, a Delaware corporation, to MCG Finance II, LLC, a Delaware Limited Liability Company (Incorporated by reference to Exhibit f.11.1 to Pre-Effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No.
333-86286) filed with the Commission on May 21, 2002).

f.23

Letter Agreement, dated as of January 27, 2003, by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. regarding waiver of covenant under Note Purchase Agreement, dated June 1, 2000 (as amended), by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. (Incorporated by reference to Exhibit 10.53 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

f.24

Letter Agreement, dated as of February 14, 2003, by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. regarding waiver of covenant under Note Purchase Agreement, dated June 1, 2000 (as amended), by and among MCG Master Trust, MCG Capital Corporation, Variable Funding Capital Corporation and Wachovia Securities, Inc. (Incorporated by reference to Exhibit 10.54 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

f.25

Amendment No. 4 to Series 2000-1 Term Supplement, dated February 14, 2003, between MCG Master Trust and Wells Fargo Bank Minnesota, National Association (Incorporated by reference to Exhibit 10.55 filed with MCG Capital’s Form 10-K for the year ended December 31, 2002).

f.26

Omnibus Amendment No. 2, dated as of February 12, 2004, among MCG Capital Corporation, MCG Finance II, LLC, MCG Master Trust, Wells Fargo Bank, National Association (successor by merger to Norwest Bank Minnesota, National Association), Wilmington Trust Company, Variable Funding Capital Corporation, Wachovia Capital Market, LLC, and Wachovia Bank, National Association (Incorporated by reference to Exhibit f.26 filed with MCG Capital’s registration statement on Form N-2 (File No.
333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

f.27

MCG Capital Corporation Swingline Note issued to Wachovia Bank, National Association (formerly First Union National Bank), dated as of February 12, 2004 (Incorporated by reference to Exhibit f.27 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

f.28

MCG Master Trust Class A Note issued to Wachovia Bank, National Association, dated as of February 12, 2004 (Incorporated by reference to Exhibit f.28 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

f.29

MCG Master Trust Class B Note issued to MCG Finance Corporation II, dated as of February 12, 2004 (Incorporated by reference to Exhibit f.29 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

f.30

Credit and Warehouse Agreement, dated as of January 29, 2004, among UBS AG, Stamford Branch, MCG Commercial Loan Trust 2003-1 and MCG Capital Corporation (Incorporated by reference to Exhibit f.30 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004),

f.31

Trust Agreement between MCG Finance IV, LLC and Wilmington Trust Company, dated as of January 27, 2004 (Incorporated by reference to Exhibit f.31 filed with Pre-Effective Amendment No. 1 to MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 23, 2004).

f.32

Amended and Restated Credit and Warehouse Agreement, dated as of March 11, 2004, among USB AG, Stamford Branch, MCG Commercial Loan Trust 2003-1 and MCG Capital Corporation (Incorporated by reference to Exhibit 10.62 filed with MCG Capital’s Form 10-K for year ended December 31, 2003).

f.33

Pledge, Security and Custody Agreement by and among MCG Commercial Loan Trust 2003-1, MCG Finance IV, LLC, MCG Capital Corporation, UBS AG, Stamford Branch, and Wells Fargo Bank, National Association, dated as of March 11, 2004 (Incorporated by reference to Exhibit 10.63 filed with MCG Capital’s Form 10-K for year ended December 31, 2003).

f.34

Master Conveyance Assignment, dated as of March 11, 2004 among MCG Capital Corporation, MCG Finance IV, LLC, and MCG Commercial Loan Trust 2003-1 (Incorporated by reference to Exhibit 10.64 filed with MCG Capital’s Form 10-K for year ended December 31, 2003).

f.35

Revolving Credit and Security Agreement dated as of September 10, 2004 between MCG Capital Corporation and Bayerische Hypo-Und Vereinsbank, AG, New York Branch (Incorporated by reference to Exhibit 99.1 filed with MCG Capital’s Current Report on Form 8-K on September 14, 2004).

f.36

Sale and Servicing Agreement by and among MCG Commercial Loan Trust 2004-1, MCG Finance IV, LLC, MCG Capital Corporation and Wells Fargo Bank, National Association, dated as of September 30, 2004 (Incorporated by reference to Exhibit 10.66 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2004).

f.37

Indenture between MCG Commercial Loan Trust 2004-1 and Wells Fargo Bank, National Association, dated as of September 30, 2004 (Incorporated by reference to Exhibit 10.67 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2004).

f.38

Sale and Servicing Agreement by and among MCG Capital Corporation, MCG Commercial Loan Funding Trust, Three Pillars Funding, LLC, SunTrust Capital Markets, Inc. and Wells Fargo Bank, National Association, dated as of November 10, 2004.

h*	Form of Underwriting Agreement.

i.1

401(k) Plan (Incorporated by reference to Exhibit i.1 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.2

Deferred Compensation Plan (Incorporated by reference to Exhibit i.2 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.3

Form of Restricted Stock Agreement for administrative personnel (Incorporated by reference to Exhibit i.3 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.4

Form of Restricted Stock Agreement for staff professionals (Incorporated by reference to Exhibit i.4 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.5

Form of Restricted Stock Agreement for senior management (Incorporated by reference to Exhibit i.5 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.6

Amended and Restated Restricted Stock Agreement between the Company and Bryan J. Mitchell, dated March 1, 2004 (Incorporated by reference to Exhibit i.27 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.7

Restricted Stock Agreement between the Company and Robert J. Merrick, dated November 28, 2001 (Incorporated by reference to Exhibit 10.30 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.8

Amended and Restated Restricted Stock Agreement between the Company and B. Hagen Saville, dated March 1, 2004 (Incorporated by reference to Exhibit i.29 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.9

Amended and Restated Restricted Stock Agreement between the Company and Steven F. Tunney, dated March 1, 2004 (Incorporated by reference to Exhibit i.28 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.10

Form of Restricted Stock Agreements for directors (Incorporated by reference to Exhibit i.7 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No.
333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.11	Promissory Note issued to Bryan J. Mitchell, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.34 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.12	Promissory Note issued to B. Hagen Saville, dated November 28, 2001 (Incorporated by reference to Exhibit 10.35 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.13	Promissory Note issued to Steven F. Tunney, dated November 28, 2001 (Incorporated by reference to Exhibit 10.36 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.14

Form of Promissory Note issued to senior management (Incorporated by reference to Exhibit i.8 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No.
333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.15

Form of Promissory Note issued to employees (Incorporated by reference to Exhibit i.9 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.16

Pledge Agreement between the Company and Bryan J. Mitchell, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.39 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.17

Pledge Agreement between the Company and B. Hagen Saville, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.40 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.18

Pledge Agreement between the Company and Steven F. Tunney, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.41 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.19

Form of Pledge Agreement between the Company and employees (Incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

i.20

Form of Amended and Restated Promissory Note issued to senior management (Incorporated by reference to Exhibit i.10 to Pre-effective Amendment No. 2 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 1, 2001).

i.21

Form of Pledge Agreement between the Company and senior management, dated as of June 24, 1998 (Incorporated by reference to Exhibit i.7 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on July 5, 2001).

i.22

Amended and Restated Employment Agreement between MCG Capital Corporation and Bryan J. Mitchell, dated as of November 3, 2002 (Incorporated by reference to Exhibit 10.51 filed with MCG Capital’s Form 10-Q for the quarter ended September 30, 2002).

i.23

Employment Agreement between MCG Capital Corporation and Robert J. Merrick, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.47 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.24

Employment Agreement between MCG Capital Corporation and B. Hagen Saville, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.48 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.25

Employment Agreement between MCG Capital Corporation and Steven F. Tunney, dated as of November 28, 2001 (Incorporated by reference to Exhibit 10.49 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

i.26

Form of Amended and Restated Restricted Stock Agreement for senior management (Incorporated by reference to Exhibit i.26 filed with MCG Capital’s registration statement on Form N-2 (File No. 333-113236) filed with the Securities and Exchange Commission on March 3, 2004).

i.26

Employment Agreement between MCG Capital Corporation and Michael R. McDonnell, dated July 14, 2004 (Incorporated by reference to Exhibit 10.65 filed with MCG Capital’s Form 10-Q for quarter ended June 30, 2004).

j	Custodial Agreement between the Company and Riggs Bank, N.A. (Incorporated by reference to Exhibit 10.45 filed with MCG Capital’s Form 10-K for the year ended December 31, 2001).

k.1

Deed of Lease by and between Twin Towers II Associates Limited Partnership, as landlord, and MCG Capital Corporation, as tenant, dated as of September 24, 2002 (Incorporated by reference to Exhibit 10.50 filed with MCG Capital’s Form 10-Q for quarter ended September 30, 2002).

l*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of Sutherland Asbill & Brennan LLP (contained in Exhibit 1).

n.2*	Consent of Ernst & Young LLP.

n.3*	Report of Ernst & Young LLP regarding “Senior Securities” table contained herein.

r

Code of Ethics. (Incorporated by reference to Exhibit r filed with Pre-effective Amendment No. 3 to MCG Capital’s registration statement on Form N-2 (File No. 333-64596) filed with the Securities and Exchange Commission on November 6, 2001).

*	Filed herewith.

Item 25. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 106 of the prospectus is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

Item 26. Other Expenses of Issuance and Distribution

SEC registration fee	$39,509
NASD filing fee	30,500
Nasdaq listing fee	45,000
Accounting fees and expenses	150,000
Legal fees and expenses	250,000
Printing expenses	150,000
Registrar and transfer agent’s fees	7,000
Miscellaneous fees and expenses	27,991

TOTAL	$700,000

Note:	all listed amounts (other than the SEC registration fee and NASD filing fee) are estimates.

Item 27. Persons Controlled by or Under Common Control

The following list sets forth each of MCG Capital Corporation’s subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by MCG Capital Corporation, directly or indirectly, in such subsidiary:

Kagan Research LLC (Delaware)	100%
MCG Finance Corporation IH (Delaware)	100%
MCG IH II, Inc. (Delaware)	100%
MCG Finance I, LLC (Delaware)	100%
MCG Finance II, LLC (Delaware)	100%
MCG Finance III, LLC (Delaware)	100%
MCG Finance IV, LLC (Delaware)	100%
MCG Finance V, LLC (Delaware)	100%
Solutions Capital GP, LLC (Delaware)	100%
Solutions Capital I, LP (Delaware)	100%

Currently, each of MCG Capital Corporation’s subsidiaries are consolidated with MCG Capital Corporation for financial reporting purposes. MCG Capital Corporation also indirectly controls (i) MCG Master Trust, a wholly owned subsidiary of MCG Finance II, LLC, that is organized as a business trust under Delaware law; (ii) MCG Commercial Loan Trust 2001-1, a wholly owned subsidiary of MCG Finance III, LLC, that is organized as a business trust under Delaware law; (iii) MCG Commercial Loan Trust 2003-1, a wholly owned subsidiary of MCG Finance IV, LLC, that is organized as a statutory trust under Delaware law; (iv) MCG Commercial Loan Trust 2004-1, a wholly owned subsidiary of MCG Finance IV, LLC, that is organized as a statutory trust under Delaware law; (v) MCG Commercial Loan Funding trust, a wholly owned subsidiary of MCG Finance V, LLC, that is organized as a statutory trust under Delaware law; and (vi) MCG Merger Sub, Inc., a Delaware Corporation wholly owned by MCG Credit Corporation. In addition, MCG Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Business—Our Subsidiaries” and “Portfolio Companies” in the prospectus.

Item 28. Number of Holders of Securities

The following table sets forth the approximate number of record holders of MCG’s capital stock as of March 7, 2005:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	122

We have one holder of our debt under our term funding securitization agreement arranged by Wachovia Securities, one holder of our debt under our term securitization agreement arranged by UBS AG and 1 holder of our debt under our warehouse financing facility arranged by SunTrust Bank.

Item 29. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law permits the inclusion in the certificate of incorporation of a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, MCG Capital’s restated certificate of incorporation also provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of MCG, or is or was serving at the request of MCG as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 and MCG Capital’s restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and our restated certificate of incorporation.

We have obtained primary and excess insurance policies insuring our directors and officers and those of our subsidiaries against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

See also Articles VI and VII of the Restated Certificate of Incorporation.

Item 30. Business and Other Connections of Investment Adviser

Not applicable.

Item 31. Location of Accounts and Records

We will maintain at our principal offices physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

We hereby undertake:

(1)  to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)  that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

(5)  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(6)  that, for the purpose of determining any liability under the Securities Act of 1933, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia, on
March 8, 2005.

MCG CAPITAL CORPORATION

By:	/S/ BRYAN J. MITCHELL
Bryan J. Mitchell Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRYAN J. MITCHELL Bryan J. Mitchell	Director and Chief Executive Officer (Principal Executive Officer)	March 8, 2005

/s/ MICHAEL R. MCDONNELL Michael R. McDonnell	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	March 8, 2005

/s/ JOHN C. WELLONS John C. Wellons	Vice President and Chief Accounting Officer (Principal Accounting Officer)	March 8, 2005

* Steven F. Tunney	Director, President and Chief Operating Officer	March 8, 2005

* Kenneth J. O’Keefe	Chairman of the Board of Directors	March 8, 2005

* Kim D. Kelly	Director	March 8, 2005

* Joseph H. Gleberman	Director	March 8, 2005

* Jeffrey M. Bucher	Director	March 8, 2005

* Wallace B. Millner, III	Director	March 8, 2005

* Robert J. Merrick	Director	March 8, 2005

* Michael A. Pruzan	Director	March 8, 2005

By:	/s/ BRYAN J. MITCHELL
Bryan J. Mitchell Attorney-in-fact